UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-09805

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 3

This Form N-CSR relates solely to the Registrant’s Prudential Real Assets Fund and Prudential Global Absolute Total Return Bond Fund (the “Funds”)

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2017

Date of reporting period:	10/31/2017

Item 1 – Reports to Stockholders

PRUDENTIAL REAL ASSETS FUND

ANNUAL REPORT

OCTOBER 31, 2017

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Objective: Long-term real return

Highlights

•	Asset allocation had a positive impact on performance for the reporting period with several allocations providing large contributions.

•	Tactically, an underweight position in commodities, especially in early 2017, benefitted the Fund as commodities provided muted returns relative to other Fund allocations.

•	In addition, an underweight position in Treasury Inflation Protected Securities (TIPS) benefitted the Fund as TIPS saw negative absolute returns for the one-year period.

•	The Fund’s allocations made negative contributions to relative performance as several of the managers trailed or were near their respective benchmarks.

This report presents the consolidated results of the Prudential Real Assets Fund and the Prudential Real Assets Subsidiary, Ltd.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company and member SIPC. QMA is the primary business name of Quantitative Management Associates LLC, a wholly owned subsidiary of PGIM, Inc. (PGIM), a Prudential Financial company. PGIM Fixed Income is a unit of PGIM, a registered investment adviser. © 2017 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide. CoreCommodity Management LLC is a subadviser to the Fund and not a Prudential Financial company.

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PRUDENTIAL FUNDS — UPDATE

The Board of Directors/Trustees for the Fund has approved renaming the Fund’s Class Q shares as Class R6 shares, effective on or about June 15, 2018. The renaming of Class Q shares as Class R6 shares will not result in any changes to pricing, eligibility, or shareholder rights and obligations. The renamed Class R6 shares will not be exchangeable with Class R6 shares of the Prudential Day One Funds or the Prudential 60/40 Allocation Fund.

LR993

Prudential Real Assets Fund	3

PRUDENTIAL FUNDS — UPDATE

Effective on or about June 1, 2018 (the “Effective Date”), the Fund’s Class A, Class C, Class R, and Class Z shares, as applicable, will be closed to investments by new group retirement plans, except as discussed below. Existing group retirement plans as of the Effective Date may keep their investments in their current share class and may continue to make additional purchases or exchanges of that class of shares. As of the Effective Date, all new group retirement plans wishing to add the Fund as a new addition to the plan generally will be into one of the available Class Q shares, Class R2 shares, or Class R4 shares of the Fund.

In addition, on or about the Effective Date, the Class R shares of the Fund will be closed to all new investors, except as discussed below. Due to the closing of the Class R shares to new investors, effective on or about the Effective Date new IRA investors may only purchase Class A, Class C, Class Z, or Class Q shares of the Fund, subject to share class eligibility. Following the Effective Date, no new accounts may be established in the Fund’s Class R shares and no Class R shares may be purchased or acquired by any new Class R shareholder, except as discussed below.

	Class A	Class C	Class Z	Class R
Existing Investors (Group Retirement Plans, IRAs, and all other investors)	No Change	No Change	No Change	No Change
New Group Retirement Plans	Closed to group retirement plans wishing to add the share classes as new additions to plan menus on or about June 1, 2018, subject to certain exceptions below
New IRAs	No Change	No Change	No Change	Closed to all new investors on or about June 1, 2018, subject to certain exceptions below
All Other New Investors	No Change	No Change	No Change

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However, the following new investors may continue to purchase Class A, Class C, Class R, and Class Z shares of the Fund, as applicable:

•	Eligible group retirement plans who are exercising their one-time 90-day repurchase privilege in the Fund will be permitted to purchase such share classes.
•

Plan participants in a group retirement plan that offers Class A, Class C, Class R, or Class Z shares of the Fund as of the Effective Date will be permitted to purchase such share classes of the Fund, even if the plan participant did not own shares of that class of the Fund as of the Effective Date.

•

Certain new group retirement plans will be permitted to offer such share classes of the Fund after the Effective Date, provided that the plan has or is actively negotiating a contractual agreement with the Fund’s distributor or service provider to offer such share classes of the Fund prior to or on the Effective Date.

•

New group retirement plans that combine with, replace, or are otherwise affiliated with a current plan that invests in such share classes prior to or on the Effective Date will be permitted to purchase such share classes.

The Fund also reserves the right to refuse any purchase order that might disrupt management of the Fund or to otherwise modify the closure policy at any time on a case-by-case basis.

Prudential Real Assets Fund	5

This Page Intentionally Left Blank

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the Prudential Real Assets Fund informative and useful. The report covers performance for the 12-month period ended October 31, 2017.

Significant events during the reporting period included a new US president, followed by uncertainty in Congress over implementing the Trump administration’s policy initiatives. Elsewhere, Britain began its formal legal process to leave the European Union. France elected a more centrist president, which was viewed as a pro-euro referendum. North Korea’s missile launches escalated geopolitical tensions. Also, late in the period, a series of hurricanes caused damage in the US and the Caribbean.

Despite some turbulence in the macro-environment, solid economic fundamentals in the US economy included moderate gross domestic product expansion, robust employment, and accelerating corporate profit growth. Inflation remained tame. The Federal Reserve raised its federal funds rate twice in 2017, and is in the process of winding down its stimulus program.

Global economic growth remained mostly positive. Equities in the US reached new highs amid low volatility, while international equities posted strong gains. European stocks continued to gain. Asian markets were solid, and emerging markets outperformed most regions. Fixed income markets were mixed. High yield and emerging markets bonds were the top performers.

Given the uncertainty in today’s investment environment, we believe that active professional portfolio management offers a potential advantage. Active managers often have the knowledge and flexibility to find the best investment opportunities in the most challenging markets.

Even so, it’s best if investment decisions are based on your long-term goals rather than on short-term market and economic developments. We also encourage you to work with an experienced financial advisor who can help you set goals, determine your tolerance for risk, and build a diversified plan that’s right for you and make adjustments when necessary.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. We’re part of PGIM, a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Real Assets Fund

December 15, 2017

Prudential Real Assets Fund	7

Your Fund’s Performance (unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/17 (with sales charges)
	One Year (%)	Five Years (%)	Since Inception (%)
Class A	–3.04	–0.88	0.32 (12/30/10)
Class B	–3.15	–0.67	0.42 (12/30/10)
Class C	0.74	–0.49	0.40 (12/30/10)
Class Q	2.83	N/A	–0.92 (1/23/15)
Class Z	2.74	0.50	1.41 (12/30/10)
Customized Blend Index	3.92	–0.79	—
Bloomberg Barclays US TIPS Index	–0.12	–0.11	—
Lipper Flexible Portfolio Funds Average*	12.46	6.11	—
Lipper Customized Average*	7.46	0.09	—

	Average Annual Total Returns as of 10/31/17 (without sales charges)
	One Year (%)	Five Years (%)	Since Inception (%)
Class A	2.60	0.25	1.16 (12/30/10)
Class B	1.85	–0.49	0.42 (12/30/10)
Class C	1.74	–0.49	0.40 (12/30/10)
Class Q	2.83	N/A	–0.92 (1/23/15)
Class Z	2.74	0.50	1.41 (12/30/10)
Customized Blend Index	3.92	–0.79	—
Bloomberg Barclays US TIPS Index	–0.12	–0.11	—
Lipper Flexible Portfolio Funds Average*	12.46	6.11	—
Lipper Customized Average*	7.46	0.09	—

*The Fund’s performance is compared to a customized Lipper Universe comprised of real asset funds, although Lipper classifies the Fund in its Flexible Portfolio Funds universe. The Fund is compared to the Customized Lipper Universe because the Fund’s investment manager believes that these funds provide a more appropriate basis for Fund performance comparisons.

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Real Assets Fund (Class Z shares) with a similar investment in the Customized Blend Index and Bloomberg Barclays US TIPS Index, by portraying the initial account values at the commencement of operations for Class Z shares (December 30, 2010) and the account values at the end of the current fiscal year (October 31, 2017) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for Class A, Class B, Class C, and Class Q shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes and the Lipper Averages are measured from the inception date for the indicated share class.

Prudential Real Assets Fund	9

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A*	Class B**	Class C*	Class Q	Class Z*
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	5.00% (Yr. 1) 4.00% (Yr. 2) 3.00% (Yr. 3) 2.00% (Yr. 4) 1.00% (Yr. 5/6) 0.00% (Yr. 7)	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	1.00%	None	None

*Certain share classes will be generally closed to investments by new group retirement plans effective on or about June 1, 2018. Please see the “PRUDENTIAL FUNDS—UPDATE” on page 4 of this report for more information.

**Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

Customized Blend Index—The Customized Blend Index (Customized Blend) is a model portfolio consisting of the Bloomberg Commodity Index (33.3%), Morgan Stanley Capital International World Real Estate Net Dividend Index (33.3%), and Bloomberg Barclays US TIPS Index (33.3%). Each component of the Customized Blend is an unmanaged index generally considered as representing the performance of the Fund’s asset classes. The Customized Blend is intended to provide a theoretical comparison of the Fund’s performance, based on the amounts allocated to each asset class rather than on amounts allocated to various Fund segments. The Bloomberg Commodity Index is a diversified benchmark for the commodity futures market. It is composed of futures contracts on 19 physical commodities traded on US exchanges, with the exception of aluminum, nickel, and zinc, which trade on the London Metal Exchange (LME). The MSCI World Real Estate Net Dividend Index is a sub-index of the MSCI World Index and represents only securities in the GICS Real Estate Industry Group. The Net Dividend version of the MSCI World Real Estate Index reflects the impact of the maximum withholding taxes on reinvested dividends. The average annual total returns for the Customized Blend measured from the month-end closest to the inception date of the Fund’s Class A, Class B, Class C, and Class Z shares through 10/31/17 are 0.53% and –0.18% for Class Q shares.

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Bloomberg Barclays US TIPS Index—The Bloomberg Barclays US Treasury Inflation-Protected Securities Index (TIPS Index) is an unmanaged index that consists of inflation-protected securities issued by the US Treasury. The average annual total returns for the TIPS Index measured from the month-end closest to the inception date of the Fund’s Class A, Class B, Class C, and Class Z shares through 10/31/17 are 2.83% and 0.71% for Class Q shares.

Lipper Flexible Portfolio Funds Average—The Lipper Flexible Portfolio Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Flexible Portfolio Funds universe for the periods noted. Funds in the Lipper Average allocate their investments across various asset classes, including domestic common stocks, bonds, and money market instruments, with a focus on total return. The average annual total returns for the Lipper Average measured from the month-end closest to the inception date of the Fund’s Class A, Class B, Class C, and Class Z shares through 10/31/17 are 5.54% and 4.56% for Class Q shares.

Lipper Customized Average—See explanation on page 6. The average annual total returns for the Lipper Customized Average measured from the month-end closest to the inception date of the Fund’s Class A, Class B, Class C, and Class Z shares through 10/31/17 are 0.81% and 1.23% for Class Q shares.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Averages reflect the deduction of operating expenses, but not sales charges or taxes.

Presentation of Fund Holdings

Five Largest Holdings expressed as a percentage of net assets as of 10/31/17 (%)
Prudential Global Real Estate Fund (Class Q), Real Estate	24.7
Prudential Jennison Global Infrastructure Fund (Class Q), Utilities/Infrastructure	13.4
Prudential Jennison Natural Resources Fund, Inc. (Class Q), Natural Resources	11.3
Prudential Jennison MLP Fund (Class Z), Master Limited Partnership (MLPs)	5.2
US Treasury Inflation Indexed Bonds, TIPS, 2.375%, 01/15/25	2.6

Holdings reflect only long-term investments and are subject to change.

Allocations expressed as a percentage of net assets as of 10/31/17 (%)
Global Real Estate	24.7
US Treasury Obligations	23.0
Utilities/Infrastructure	13.4
Natural Resources	11.3
Master Limited Partnership (MLPs)	5.2

Allocations reflect only long-term investments and is subject to change.

Prudential Real Assets Fund	11

Strategy and Performance Overview

How did the Fund perform?

The Prudential Real Assets Fund’s Class Z shares gained 2.74% for the 12-months ended October 31, 2017, beating the –0.12% return of the Bloomberg Barclays US TIPS Index while trailing the 3.92% return of the Customized Blend Index, and the 12.46% return of the Lipper Flexible Portfolio Funds Average.

What were market conditions?

•

In November 2016, after the reporting period began, the US election resulted in an upset Republican sweep. US stocks, especially financials, surged on optimism about President-Elect Donald Trump’s growth-friendly agenda. International stocks experienced lackluster performance, especially in Europe, which was fraught with political uncertainty. Meanwhile, fixed income investors appeared to believe the new US political landscape could lead to a stronger US economy, as evidenced by the rise in Treasury yields and the narrowing of credit spreads (yield differentials between corporate bonds and US Treasuries of comparable maturity). In December, the Federal Reserve (Fed) raised short-term interest rates and said it expected to hike rates three times in 2017.

•

In the first quarter of 2017, US stocks soared in anticipation of policies by the new administration that could result in a more business-friendly market environment. However, in March, a failed attempt to repeal and replace the Affordable Care Act soured investor enthusiasm and US stocks gave up some of their gains. International stocks rose significantly, supported by a strengthening global economy. The fixed income market was buoyed by expectations of stimulative policies from the new administration and a modest upswing in US economic growth and inflation. In March, the Fed once again raised short-term interest rates.

•

Heading into the second quarter, Washington, DC was bogged down in political intrigue, hearings, and investigations, as well as normal legislative challenges, rather than previously anticipated broad health care reform and fast-tracked stimulative fiscal policy. Nevertheless, US stocks advanced amid higher corporate earnings growth and sound economic fundamentals. International stocks also posted significant gains. European stocks continued their run, even as the UK began its formal legal process to leave the European Union. In the bond market, the political turmoil in Washington, DC, combined with modestly softer economic data, led to a modest decline in long-term US Treasury yields. The front, or short-term, end of the Treasury yield curve rose as the Fed implemented another rate hike in June and set the stage to start tapering its balance sheet by the end of 2017.

•

During the third quarter, US stocks marched to record highs, though they experienced some volatility in August amid geopolitical tensions in Asia. Gains were driven by robust second-quarter earnings, a solid labor market, a strengthening economy, and expectations for a business-friendly tax agenda from the Trump administration.

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International equities recorded double-digit gains, fueled by strong performance in Europe and the Pacific region. In the bond market, volatility remained near historic lows. Treasury yields were relatively stable, which along with improving global growth, sustained investors’ search for yield. Near the end of the reporting period in the fourth quarter, equities powered forward, and the Fed provided details on how it planned to reduce its balance sheet.

What worked?

•	Asset allocation had a positive impact on performance for the reporting period with several allocations providing large contributions.

•	Tactically, an underweight position in commodities, especially in early 2017, benefitted the Fund as commodities provided muted returns relative to other Fund allocations.

•	In addition, an underweight position in TIPS benefitted the Fund as TIPS saw negative absolute returns for the trailing 1-year period.

•

Furthermore, out of benchmark allocations in short duration high yield bonds, natural resources and global infrastructure stocks all made positive contributions as these exposures all outperformed Fund benchmarks by sizeable margins.

•	Specific to the underlying managers, the Prudential Jennison Natural Resources Fund and Core Commodity strategy outperformed their benchmarks, which resulted in a tailwind for performance.

What didn’t work?

•	The Fund’s allocations made negative contributions to relative performance, as several of the managers trailed or were near their respective benchmarks.

•

The Prudential Short Duration High Yield Income, Prudential Jennison Global Infrastructure, and Prudential Global Real Estate Funds accounted for a large component of the negative manager contribution, as each manager trailed its respective benchmarks.

•	Tactically, an out of benchmark allocation to MLPs detracted from Fund performance as the asset class declined –3.4% for the period.

•	In addition, an out of benchmark allocation to gold detracted as gold was down over 1% for the period.

Derivatives

The Fund did not utilize any derivative instruments at the aggregate level, though the underlying subadvisers may use them in their respective strategies.

Both the QMA Gold/Defensive asset class and the Commodity asset class used futures to obtain exposure to various commodity markets. The futures had a negligible effect on performance.

Prudential Real Assets Fund	13

Strategy and Performance Overview (continued)

Current outlook

The fund seeks long-term positive returns by investing in MLPs, real estate, utilities/infrastructure, commodities, natural resources, fixed income, and gold/defensive investments. The Fund may be suited to those seeking greater diversification and a potential hedge against rising interest rates and inflation.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2017. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the

Prudential Real Assets Fund	15

Fees and Expenses (continued)

period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Real Assets Fund		Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,017.30	1.17%	$5.95
	Hypothetical	$1,000.00	$1,019.31	1.17%	$5.96
Class B	Actual	$1,000.00	$1,013.60	1.92%	$9.74
	Hypothetical	$1,000.00	$1,015.53	1.92%	$9.75
Class C	Actual	$1,000.00	$1,013.60	1.92%	$9.74
	Hypothetical	$1,000.00	$1,015.53	1.92%	$9.75
Class Q	Actual	$1,000.00	$1,017.90	0.85%	$4.32
	Hypothetical	$1,000.00	$1,020.92	0.85%	$4.33
Class Z	Actual	$1,000.00	$1,018.60	0.92%	$4.68
	Hypothetical	$1,000.00	$1,020.57	0.92%	$4.69

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2017, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2017 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying funds in which the Fund may invest.

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Consolidated Schedule of Investments

as of October 31, 2017

Description			Shares	Value
LONG-TERM INVESTMENTS 80.6%

AFFILIATED MUTUAL FUNDS 57.6%
Prudential Floating Rate Income Fund (Class Q)			167,268	$1,662,647
Prudential Global Real Estate Fund (Class Q)			1,677,982	40,556,814
Prudential Jennison Global Infrastructure Fund (Class Q)			1,683,505	21,986,577
Prudential Jennison MLP Fund (Class Z)			1,186,368	8,624,894
Prudential Jennison Natural Resources Fund, Inc. (Class Q)			492,557	18,584,191
Prudential Short Duration High Yield Income Fund (Class Q)			365,920	3,311,580

TOTAL AFFILIATED MUTUAL FUNDS (cost $89,237,211)(w)				94,726,703

	Interest Rate	Maturity Date	Principal Amount (000)#
U.S. TREASURY OBLIGATIONS 23.0%
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125%	04/15/19	2,240	2,352,870
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125	04/15/20	1,305	1,372,859
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125	04/15/21	3,180	3,299,602
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125	01/15/22	1,305	1,417,465
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125	01/15/23	3,785	4,008,527
U.S. Treasury Inflation Indexed Bonds, TIPS	0.375	01/15/27	710	711,828
U.S. Treasury Inflation Indexed Bonds, TIPS	0.625	01/15/24	2,525	2,706,691
U.S. Treasury Inflation Indexed Bonds, TIPS	0.625	01/15/26	1,475	1,542,584
U.S. Treasury Inflation Indexed Bonds, TIPS	0.750	02/15/45	560	558,134
U.S. Treasury Inflation Indexed Bonds, TIPS	1.000	02/15/46	650	684,643
U.S. Treasury Inflation Indexed Bonds, TIPS	1.125	01/15/21	1,755	2,043,413
U.S. Treasury Inflation Indexed Bonds, TIPS	1.375	01/15/20	1,355	1,590,004
U.S. Treasury Inflation Indexed Bonds, TIPS	1.375	02/15/44	2,330	2,711,613
U.S. Treasury Inflation Indexed Bonds, TIPS	1.750	01/15/28	450	589,399
U.S. Treasury Inflation Indexed Bonds, TIPS	2.000	01/15/26	1,945	2,699,360
U.S. Treasury Inflation Indexed Bonds, TIPS	2.125	02/15/40	285	407,530
U.S. Treasury Inflation Indexed Bonds, TIPS	2.125	02/15/41	395	560,584
U.S. Treasury Inflation Indexed Bonds, TIPS	2.375	01/15/25	2,930	4,348,797
U.S. Treasury Inflation Indexed Bonds, TIPS	2.375	01/15/27	230	326,447
U.S. Treasury Inflation Indexed Bonds, TIPS	2.500	01/15/29	60	82,640
U.S. Treasury Inflation Indexed Bonds, TIPS	3.625	04/15/28	1,195	2,369,919
U.S. Treasury Inflation Indexed Bonds, TIPS	3.875	04/15/29	755	1,528,912

TOTAL U.S. TREASURY OBLIGATIONS (cost $37,766,019)				37,913,821

TOTAL LONG-TERM INVESTMENTS (cost $127,003,230)				132,640,524

See Notes to Consolidated Financial Statements.

Prudential Real Assets Fund	17

Consolidated Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
SHORT-TERM INVESTMENTS 16.1%

U.S. TREASURY OBLIGATIONS(bb)(n) 14.1%
U.S. Treasury Bills	1.008%	11/16/17	6,100	$6,097,560
U.S. Treasury Bills(k)	1.018	12/21/17	500	499,330
U.S. Treasury Bills	1.023	12/14/17	6,300	6,292,710
U.S. Treasury Bills(k)	1.033	12/07/17	3,600	3,596,454
U.S. Treasury Bills(k)	1.048	01/04/18	900	898,334
U.S. Treasury Bills	1.073	01/11/18	5,800	5,788,075

TOTAL U.S. TREASURY OBLIGATIONS (cost $23,171,446)				23,172,463

			Shares
UNAFFILIATED FUND 1.7%
Dreyfus Treasury Securities Cash Management (cost $2,789,052)			2,789,052	2,789,052

AFFILIATED MUTUAL FUND 0.3%
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund (cost $433,105)(w)			433,105	433,105

TOTAL SHORT-TERM INVESTMENTS (cost $26,393,603)				26,394,620

TOTAL INVESTMENTS 96.7% (cost $153,396,833)				159,035,144
Other assets in excess of liabilities(z) 3.3%				5,483,731

NET ASSETS 100.0%				$164,518,875

The following abbreviations are used in the annual report:

LIBOR—London Interbank Offered Rate

LME—London Metal Exchange

MLP—Master Limited Partnership

OTC—Over-the-counter

PRI—Primary Rate Interface

RBOB—Reformulated Gasoline Blendstock for Oxygen Blending

TIPS—Treasury Inflation-Protected Securities

ULSD—Ultra-Low-Sulfur Diesel

WTI—West Texas Intermediate

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(bb)	Represents positions held in the Cayman Subsidiary.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown is the effective yield at purchase date.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as the manager of the underlying funds in which the Fund invests.

See Notes to Consolidated Financial Statements.

18

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Commodity Futures contracts outstanding at October 31, 2017(1):

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
	Long Positions:
26	Brent Crude	Jan. 2018	$1,429,410	$1,584,440	$155,030
4	Brent Crude	Feb. 2018	223,880	242,640	18,760
11	Brent Crude	Mar. 2018	626,993	664,840	37,847
9	Coffee ‘C’	Dec. 2017	487,651	422,213	(65,438)
1	Coffee ‘C’	Sep. 2018	50,963	50,850	(113)
24	Copper	Dec. 2017	1,745,925	1,860,600	114,675
4	Copper	Sep. 2018	308,200	315,100	6,900
101	Corn	Dec. 2017	1,926,000	1,746,038	(179,962)
5	Cotton No. 2	Dec. 2017	173,690	170,950	(2,740)
1	Cotton No. 2	Mar. 2018	36,875	34,170	(2,705)
13	Gasoline RBOB	Jan. 2018	848,316	935,025	86,709
3	Gasoline RBOB	Mar. 2018	210,370	217,476	7,106
62	Gold 100 OZ	Dec. 2017	7,990,263	7,877,100	(113,163)
3	Gold 100 OZ	Aug. 2018	404,350	385,950	(18,400)
18	Hard Red Winter Wheat	Dec. 2017	432,300	374,850	(57,450)
10	Lean Hogs	Dec. 2017	229,510	272,000	42,490
2	Lean Hogs	Jul. 2018	61,910	65,380	3,470
11	Live Cattle	Dec. 2017	494,765	552,750	57,985
3	Live Cattle	Jun. 2018	133,810	142,590	8,780
10	LME Nickel	Nov. 2017	641,640	735,690	94,050
5	LME Nickel	Dec. 2017	295,677	368,325	72,648
8	LME Nickel	Jan. 2018	527,454	590,208	62,754
2	LME Nickel	Feb. 2018	127,122	147,744	20,622
7	LME Nickel	Jun. 2018	449,847	520,590	70,743
15	LME PRI Aluminum	Nov. 2017	757,950	804,844	46,894
19	LME PRI Aluminum	Dec. 2017	916,097	1,022,438	106,341
14	LME PRI Aluminum	Jan. 2018	753,989	755,475	1,486
7	LME PRI Aluminum	Mar. 2018	343,848	379,488	35,640
11	LME PRI Aluminum	Jun. 2018	592,311	600,187	7,876
6	LME Zinc	Nov. 2017	437,124	496,350	59,226
7	LME Zinc	Dec. 2017	486,676	575,750	89,074
5	LME Zinc	Jan. 2018	405,062	409,500	4,438
1	LME Zinc	Mar. 2018	67,261	81,175	13,914
2	LME Zinc	May 2018	139,604	160,950	21,346
6	LME Zinc	Jun. 2018	454,974	481,050	26,076
61	Natural Gas	Jan. 2018	1,942,357	1,845,860	(96,497)
8	Natural Gas	Jul. 2018	237,650	233,440	(4,210)
45	No. 2 Soft Red Winter Wheat	Dec. 2017	1,077,487	941,625	(135,862)
14	NY Harbor ULSD	Jan. 2018	1,034,288	1,105,675	71,387

See Notes to Consolidated Financial Statements.

Prudential Real Assets Fund	19

Consolidated Schedule of Investments (continued)

as of October 31, 2017

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
	Long Positions (cont’d.):
1	NY Harbor ULSD	Mar. 2018	$75,449	$78,414	$2,965
11	Silver	Dec. 2017	944,245	918,115	(26,130)
1	Silver	Sep. 2018	90,950	84,855	(6,095)
28	Soybean	Jan. 2018	1,369,912	1,378,650	8,738
22	Soybean Meal	Jan. 2018	701,130	690,360	(10,770)
16	Soybean Oil	Jan. 2018	319,596	335,232	15,636
12	Soybean Oil	Mar. 2018	249,543	252,792	3,249
4	Soybean Oil	Jul. 2018	86,040	85,152	(888)
31	Sugar #11 (World)	Mar. 2018	511,303	511,773	470
5	Sugar #11 (World)	Jul. 2018	80,920	83,496	2,576
25	WTI Crude	Jan. 2018	1,280,807	1,364,750	83,943
9	WTI Crude	Mar. 2018	481,410	492,480	11,070
4	WTI Crude	Aug. 2018	205,295	215,600	10,305

					762,796

	Short Positions:
10	LME Nickel	Nov. 2017	661,560	735,690	(74,130)
5	LME Nickel	Dec. 2017	322,122	368,325	(46,203)
2	LME Nickel	Feb. 2018	120,273	147,744	(27,471)
2	LME Nickel	Jun. 2018	133,998	148,740	(14,742)
15	LME PRI Aluminum	Nov. 2017	802,364	804,844	(2,480)
19	LME PRI Aluminum	Dec. 2017	957,160	1,022,438	(65,278)
1	LME PRI Aluminum	Jan. 2018	53,408	53,963	(555)
7	LME PRI Aluminum	Mar. 2018	362,954	379,488	(16,534)
6	LME Zinc	Nov. 2017	490,820	496,350	(5,530)
7	LME Zinc	Dec. 2017	515,096	575,750	(60,654)
1	LME Zinc	Mar. 2018	69,494	81,175	(11,681)
2	LME Zinc	May 2018	144,219	160,950	(16,731)
1	LME Zinc	Jun. 2018	76,545	80,175	(3,630)

					(345,619)

					$417,177

Securities with combined market values of $3,596,108 and $499,330 have been segregated with Credit Suisse First Boston Corp. and Morgan Stanley, respectively, to cover requirements for open futures contracts at October 31, 2017.

(1)	Represents positions held in the Cayman Subsidiary.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

See Notes to Consolidated Financial Statements.

20

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$95,159,808	$—	$—
U.S. Treasury Obligations	—	61,086,284	—
Unaffiliated Fund	2,789,052	—	—
Other Financial Instruments*
Commodity Futures Contracts	417,177	—	—

Total	$98,366,037	$61,086,284	$—

*	Other financial instruments are derivative instruments not reflected in the Consolidated Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Fund Composition:

The fund composition of investments (excluding derivatives) and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2017 were as follows (unaudited):

U.S. Treasury Obligations	37.1%
Global Real Estate	24.7
Utilities/Infrastructure	13.4
Natural Resources	11.3
Master Limited Partnership (MLPs)	5.2
High Yield Bond	2.0
Government Money Market	1.7
Floating Rate Income	1.0%
Core Ultra Short Bond	0.3

96.7
Other assets in excess of liabilities	3.3

100.0%

Effects of Derivative Instruments on the Consolidated Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is commodity contracts risk. The effect of such derivative instruments on the Fund’s financial position and financial performance

See Notes to Consolidated Financial Statements.

Prudential Real Assets Fund	21

Consolidated Schedule of Investments (continued)

as of October 31, 2017

as reflected in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2017 as presented in the Consolidated Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Commodity contracts	Due from/to broker— variation margin futures	$1,483,219	*	Due from/to broker— variation margin futures	$1,066,042	*

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Consolidated Statement of Assets and Liabilities.

The effects of derivative instruments on the Consolidated Statement of Operations for the year ended October 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Commodity contracts	$(1,541,272)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Commodity contracts	$1,501,276

For the year ended October 31, 2017, the Fund’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)	Futures Contracts— Short Positions(1)
$36,509,255	$3,029,669

(1)	Value at Trade Date.

See Notes to Consolidated Financial Statements.

22

This Page Intentionally Left Blank

Consolidated Statement of Assets & Liabilities

as of October 31, 2017

Assets
Investments at value:
Affiliated investments (cost $89,670,316)	$95,159,808
Unaffiliated investments (cost $63,726,517)	63,875,336
Cash	5,767,766
Receivable for investments sold	222,800
Interest receivable	90,275
Receivable for Fund shares sold	64,126
Due from broker-variation margin futures	7,391
Prepaid expenses	1,065

Total assets	165,188,567

Liabilities
Payable for Fund shares reacquired	288,051
Payable for investments purchased	238,008
Management fee payable	58,115
Due to broker-variation margin futures	35,280
Accrued expenses and other liabilities	35,072
Affiliated transfer agent fee payable	10,824
Distribution fee payable	4,148
Dividends payable	194

Total liabilities	669,692

Net Assets	$164,518,875

Net assets were comprised of:
Shares of beneficial interest, at par	$17,415
Paid-in capital in excess of par	173,614,147

173,631,562
Distributions in excess of net investment income	(194)
Accumulated net realized loss on investment transactions	(15,168,212)
Net unrealized appreciation on investments and foreign currencies	6,055,719

Net assets, October 31, 2017	$164,518,875

See Notes to Consolidated Financial Statements.

24

Class A
Net asset value and redemption price per share, ($6,702,383 ÷ 710,255 shares of beneficial interest issued and outstanding)	$9.44
Maximum sales charge (5.50% of offering price)	.55

Maximum offering price to public	$9.99

Class B
Net asset value, offering price and redemption price per share, ($499,662 ÷ 53,172 shares of beneficial interest issued and outstanding)	$9.40

Class C
Net asset value, offering price and redemption price per share, ($2,607,212 ÷ 277,619 shares of beneficial interest issued and outstanding)	$9.39

Class Q
Net asset value, offering price and redemption price per share, ($69,957,418 ÷ 7,407,681 shares of beneficial interest issued and outstanding)	$9.44

Class Z
Net asset value, offering price and redemption price per share, ($84,752,200 ÷ 8,965,928 shares of beneficial interest issued and outstanding)	$9.45

See Notes to Consolidated Financial Statements.

Prudential Real Assets Fund	25

Consolidated Statement of Operations

Year Ended October 31, 2017

Net Investment Income (Loss)
Income
Affiliated dividend income	$2,174,462
Interest income (net of inflationary and deflationary adjustments)	1,270,049

Total income	3,444,511

Expenses
Management fee	1,260,681
Distribution fee—Class A	22,768
Distribution fee—Class B	5,981
Distribution fee—Class C	29,324
Custodian and accounting fees	127,000
Transfer agent’s fees and expenses (including affiliated expense of $69,800)	90,000
Registration fees	56,000
Audit fee	49,000
Shareholders’ reports	29,000
Legal fees and expenses	26,000
Trustees’ fees	12,000
Miscellaneous	18,741

Total expenses	1,726,495
Less: Management fee waiver and/or expense reimbursement	(1,011,865)
Distribution fee waiver—Class A	(3,795)

Net expenses	710,835

Net investment income (loss)	2,733,676

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated $(1,650,065))	(1,689,669)
Affiliated net capital gain distribution received	218,256
Futures transactions	(1,541,272)

(3,012,685)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated $5,255,297)	3,833,519
Futures	1,501,276
Foreign currencies	66

5,334,861

Net gain (loss) on investment and foreign currency transactions	2,322,176

Net Increase (Decrease) In Net Assets Resulting From Operations	$5,055,852

See Notes to Consolidated Financial Statements.

26

Consolidated Statement of Changes in Net Assets

	Year Ended October 31,
	2017	2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,733,676	$1,642,543
Net realized gain (loss) on investment and foreign currency transactions	(3,012,685)	1,552,574
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	5,334,861	(117,348)

Net increase (decrease) in net assets resulting from operations	5,055,852	3,077,769

Dividends and Distributions
Dividends from net investment income
Class A	(96,649)	(83,539)
Class B	(4,251)	(4,039)
Class C	(21,212)	(12,859)
Class Q	(1,082,623)	(729,366)
Class Z	(1,392,432)	(990,000)

	(2,597,167)	(1,819,803)

Distributions from net realized gains
Class A	(3,166)	(26,023)
Class B	(268)	(2,365)
Class C	(1,203)	(9,149)
Class Q	(25,893)	(187,033)
Class Z	(38,369)	(267,095)

	(68,899)	(491,665)

Tax return of capital distributions
Class A	(29,944)	—
Class B	(1,317)	—
Class C	(6,572)	—
Class Q	(335,410)	—
Class Z	(431,391)	—

	(804,634)	—

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	35,014,278	28,940,001
Net asset value of shares issued in reinvestment of dividends and distributions	3,467,860	2,309,072
Cost of shares reacquired	(48,110,314)	(16,566,179)

Net increase (decrease) in net assets from Fund share transactions	(9,628,176)	14,682,894

Total increase (decrease)	(8,043,024)	15,449,195

Net Assets:
Beginning of year	172,561,899	157,112,704

End of year	$164,518,875	$172,561,899

See Notes to Consolidated Financial Statements.

Prudential Real Assets Fund	27

Notes to Consolidated Financial Statements

Prudential Investment Portfolios 3 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust was established as a Delaware Business Trust on January 28, 2000. The Trust operates as a series company. The Trust currently consisted of six funds: Prudential Global Absolute Return Bond Fund, Prudential Jennison Focused Growth Fund (formerly, Prudential Jennison Select Growth Fund), Prudential QMA Strategic Value Fund and Prudential Unconstrained Bond Fund which are diversified funds and Prudential QMA Global Tactical Allocation Fund and Prudential Real Assets Fund which are non-diversified funds. These consolidated financial statements relate to Prudential Real Assets Fund (the “Fund”).

The investment objective of the Fund is to seek long-term real return.

The Fund wholly owns and controls the Prudential Real Assets Subsidiary, Ltd. (the “Subsidiary”), a company organized under the laws of the Cayman Islands. The Subsidiary is not registered as an investment company under the 1940 Act. The Fund’s Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. The Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Fund. The consolidated financial statements of the Fund include the financial results of its wholly-owned subsidiary.

In accordance with the accounting rules relating to reporting of a wholly-owned subsidiary, the Consolidated Schedule of Investments includes positions of the Fund and the Subsidiary. These consolidated financial statements include the accounts of the Fund and the Subsidiary. All significant inter-company balances and transactions between the Fund and the Subsidiary have been eliminated in consolidation. The Fund will seek to gain exposure to commodities, commodities-related instruments, derivatives and other investments by directly investing in those instruments or through investments in the Subsidiary. The Subsidiary participates in the same investment goal as the Fund. The Subsidiary pursues its investment goal by investing in commodities, commodities-related instruments, derivatives and other investments. The Subsidiary (unlike the Fund) may invest without limitation in these instruments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund. The portion of the Fund’s or Subsidiary’s assets exposed to any particular commodity, derivative or other investment will vary based on market conditions, but from time to time some exposure could be substantial.

To the extent of the Fund’s investment through the Subsidiary, it will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests. By investing in the Subsidiary, the Fund is indirectly exposed to the risks

28

associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund’s commodity and gold/defensive asset classes and are subject to the same risks that apply to similar investments if held directly by the Fund.

The Fund’s disclosures and operations will be subject to compliance with applicable regulations governing commodity pools in accordance with Commodity Futures Trading Commission rule amendments.

As of October 31, 2017, the Subsidiary had net assets of $31,688,657 representing 19.3% of the Fund’s net assets.

1. Accounting Policies

The Fund and its subsidiary follow investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its consolidated financial statements.

Securities Valuation: The Fund and its subsidiary hold securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or “the Manager”) (formerly known as Prudential Investments LLC). Under the current valuation procedures, the Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Consolidated Schedule of Investments.

Derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

Prudential Real Assets Fund	29

Notes to Consolidated Financial Statements (continued)

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing recent transaction prices for identical or comparable securities. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course

30

of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Trustees of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, forward currency contracts, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Commodities: The Fund gains exposure to commodity markets through direct investment of the Fund’s assets or through the Subsidiary. The Fund gains exposure to the commodity markets primarily through exchange-traded futures on commodities held by the Subsidiary. The Fund may invest up to 25% of the Fund’s total assets in the Subsidiary. The Subsidiary may invest in commodity investments without limit. The Fund invests in the Subsidiary in

Prudential Real Assets Fund	31

Notes to Consolidated Financial Statements (continued)

order to gain exposure to commodities within the limitations of the federal tax law requirements applicable to regulated investment companies such as the Fund. The Fund may invest directly in commodity-linked structured notes (CLNs). The Fund may also gain direct exposure to commodities through direct investment in certain exchange-traded funds (ETFs) whose returns are linked to commodities or commodity indices within the limit of applicable tax law. Commodities are assets that have tangible properties, such as oil, agriculture products and precious metals. The value of commodities may be affected by, among other things, changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargos, tariffs and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional risks which subject the Fund’s investments to greater volatility than investments in traditional securities.

Inflation-Protected Securities: The Fund invests in inflation-protected securities, which unlike traditional debt securities that make fixed or variable principal and interest payments, are structured to provide protection against the negative effects of inflation. The value of the debt securities’ principal is adjusted to track changes in an official inflation measure. For example, the U.S. Treasury currently uses the Consumer Price Index for Urban Consumers as a measure of inflation for Treasury Inflation-Protected Securities (“TIPS”). Other inflation-protected securities may not carry a similar guarantee by their issuer. A Fund may buy TIPS that are designed to provide an investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed. The principal value rises or falls based on the changes in the published Consumer Price Index. If inflation occurs, the principal rises and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal falls and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity.

Financial/Commodity Futures Contracts: A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or

32

is closed, the gain (loss) is realized and is presented in the Consolidated Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial and/or commodity futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates, and to gain exposure to commodities. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the futures and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Concentration of Risk: Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class and transfer agency fees specific to Class Q shares which are charged to that share class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income quarterly. Distributions from net realized capital and currency gains, if any, are declared and paid annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain(loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Prudential Real Assets Fund	33

Notes to Consolidated Financial Statements (continued)

Estimates: The preparation of consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates.

2. Agreements

The Trust, on behalf of the Fund, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments manages the investment operations of the Fund, administers the Fund’s affairs and supervises the Subadvisers’ performance of all investment advisory services. PGIM Investments has entered into subadvisory agreements with Quantitative Management Associates LLC (“QMA”), PGIM, Inc. (on behalf of its PGIM Fixed Income unit) and CoreCommodity Management, LLC (“Core”), each a Subadviser and together, the Subadvisers. The subadvisory agreements provide that the Subadvisers furnish investment advisory services in connection with the management of the Fund. In connection therewith, the Subadvisers are obligated to keep certain books and records of the Fund. Pursuant to the advisory agreement, PGIM Investments pays the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

Effective July 1, 2017, the management fee paid to PGIM Investments is accrued daily and payable monthly at an annual rate of .60% of the Fund’s average daily net assets up to and including $3 billion, .58% on the next $2 billion of average daily net assets, .57% on the next $5 billion of average daily net assets and .56% on the average daily net assets in excess of $10 billion (including the Subsidiary). Prior to July 1, 2017, the management fee paid to PGIM Investments was accrued daily and payable monthly at an annual rate of .60% of the Fund’s average daily net assets (including the Subsidiary). The effective management fee rate, before any waivers and/or expense reimbursement was .71% for the year ended October 31, 2017. The effective management fee rate, net of waivers and/or expense reimbursement was .14%.

PGIM Investments has contractually agreed through February 28, 2019 to limit the net annual operating expenses and acquired fund fees and expenses (exclusive of distribution and service (12b-1) fees, transfer agency expenses (including sub-transfer agency and networking fees), taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses, including acquired fund taxes), interest, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales, including acquired fund dividend and interest expense on short sales) of each class of shares of the Fund to .85% of the Fund’s average daily net assets. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

34

The Subsidiary has entered into a separate management agreement with PGIM Investments whereby PGIM Investments provides advisory and other services to the Subsidiary substantially similar to the services provided by PGIM Investments to the Fund as discussed above. In consideration for these services, effective July 1, 2017, the Subsidiary will pay the Manager a monthly fee at the annual rate of .60% of the Subsidiary’s average daily net assets up to and including $3 billion, .58% on the next $2 billion of average daily net assets, .57% on the next $5 billion of average daily net assets and .56% on the average daily net assets in excess of $10 billion. Prior to July 1, 2017, the Subsidiary paid the Manager a monthly fee at the annual rate of .60% of the average daily net assets of the Subsidiary. PGIM Investments has contractually agreed to waive any management fee it receives from the Fund in an amount equal to the management fees paid by the Subsidiary. This waiver will remain in effect for so long as the Fund remains invested or intends to invest in the Subsidiary. PGIM Investments also had entered into a separate Subadvisory Agreement with QMA relating to the Subsidiary.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, Class B, Class C, Class Q, and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, and Class C shares, pursuant to plans of distribution (the “Distribution Plans”) regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Q and Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, 1% and 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively. Through February 28, 2019, PIMS has contractually agreed to limit such fees to .25% of the average daily net assets of the Class A shares.

PIMS has advised the Fund that it has received $12,234 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2017. From these fees, PIMS paid such sales charges to affiliated broker-dealers which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended October 31, 2017, it received $3,515 and $167 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

PGIM, Inc., PGIM Investments, PIMS and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Consolidated Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Real Assets Fund	35

Notes to Consolidated Financial Statements (continued)

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the reporting period ended October 31, 2017 no such transactions were entered into by the Fund.

The Fund may invest its overnight sweep cash in the Prudential Core Ultra Short Bond Fund (the “Core Fund”), a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Earnings from the Core Fund are disclosed on the Consolidated Statement of Operations as “Affiliated dividend income”.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2017, were $115,611,773 and $100,010,346, respectively. The aggregate cost of purchases and proceeds from sale of U.S. Government securities represent $20,595,040 and $42,263,636, respectively.

A summary of cost of purchases and proceeds of sales from shares of affiliated mutual funds, other than short-term investments, for the year ended October 31, 2017 is presented as follows:

Affiliated Mutual Funds	Value, Beginning of Year	Cost of Purchases	Exchange	Proceeds from Sales		Change in Unrealized Gain (Loss)
Prudential Floating Rate Income Fund (Class Z)	$885,106	$7,875,947	$(8,803,492)	$—		$(21,915)
Prudential Floating Rate Income Fund (Class Q)		470,626	8,803,492	7,627,000		1,687
Prudential Global Real Estate Fund (Class Q)	27,912,582	31,979,893	—	20,317,700		2,619,148
Prudential Jennison Global Infrastructure Fund (Class Z)	17,795,427	2,403,043	(16,420,354)	3,393,000		(705,498)
Prudential Jennison Global Infrastructure Fund (Class Q)		10,874,804	16,420,354	7,941,974	*	2,361,208
Prudential Jennison MLP Fund (Class Z)	14,283,583	8,643,718	—	13,730,453	*	(240,901)
Prudential Jennison Natural Resources Fund (Class Q)	12,842,632	19,391,177	—	14,505,000		1,228,173
Prudential Short Duration High Yield Income Fund (Class Q)	2,630,142	8,748,718	—	8,100,800		13,395

	$76,349,472	$90,387,926	$—	$75,615,927		$5,255,297

36

Affiliated Mutual Funds	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income	Capital Gain Distributions
Prudential Floating Rate Income Fund (Class Z)	$64,354	$—	—	$25,476	$—
Prudential Floating Rate Income Fund (Class Q)	13,842	1,662,647	167,268	192,997	—
Prudential Global Real Estate Fund (Class Q)	(1,637,109)	40,556,814	1,677,982	811,538	218,256
Prudential Jennison Global Infrastructure Fund (Class Z)	320,382	—	—	103,043	—
Prudential Jennison Global Infrastructure Fund (Class Q)	272,185	21,986,577	1,683,505	121,530	—
Prudential Jennison MLP Fund (Class Z)	(331,053)	8,624,894	1,186,368	246,865	—
Prudential Jennison Natural Resources Fund (Class Q)	(372,791)	18,584,191	492,557	201,378	—
Prudential Short Duration High Yield Income Fund (Class Q)	20,125	3,311,580	365,920	432,818	—

	$(1,650,065)	$94,726,703		$2,135,645	$218,256

*	Amount includes return of capital distribution.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present distributions in excess of net investment income, accumulated net realized loss on investment transactions and paid-in capital in excess of par on the Consolidated Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distributions in excess of net investment income and accumulated net realized loss on investment transactions. For the year ended October 31, 2017, the adjustments were to increase distributions in excess of net investment income and decrease accumulated net realized loss on investment transactions by $135,642 due to differences in the treatment for book and tax purposes related to the investment in the Subsidiary and the reclassification of distributions. Net investment income, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

For the year ended October 31, 2017, the tax character of dividends paid by the Fund were $2,602,125 of ordinary income, $63,941 of long-term capital gains and $804,634 of tax return of capital. For the year ended October 31, 2016, the tax character of dividends paid by the Fund were $1,819,803 of ordinary income, $491,665 of long-term capital gains.

As of October 31, 2017, the Fund had no accumulated undistributed earnings on a tax basis.

Prudential Real Assets Fund	37

Notes to Consolidated Financial Statements (continued)

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2017 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$168,085,288	$6,711,834	$(15,344,801)	$(8,632,967)

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales, the tax treatment of the investment in the Subsidiary and other cost basis differences between financial and tax reporting.

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2017 of approximately $480,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital

The Fund offers Class A, Class B, Class C, Class Q and Class Z shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class Q and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

38

The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value per share, divided into five classes, designated Class A, Class B, Class C, Class Q and Class Z.

As of October 31, 2017, Prudential, through its affiliate entities, including affiliated funds, owned 4,248,963 Class Z shares of the Fund. At reporting period end, five shareholders of record held 77% of the Fund’s outstanding shares on behalf of multiple beneficial owners, of which 41% were held by an affiliate of Prudential.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended October 31, 2017:
Shares sold	187,601	$1,756,780
Shares issued in reinvestment of dividends and distributions	13,750	128,926
Shares reacquired	(349,375)	(3,265,724)

Net increase (decrease) in shares outstanding before conversion	(148,024)	(1,380,018)
Shares issued upon conversion from other share class(es)	5,299	49,834
Shares reacquired upon conversion into other share class(es)	(29,277)	(276,401)

Net increase (decrease) in shares outstanding	(172,002)	$(1,606,585)

Year ended October 31, 2016:
Shares sold	204,278	$1,864,323
Shares issued in reinvestment of dividends and distributions	11,607	108,308
Shares reacquired	(333,141)	(3,089,117)

Net increase (decrease) in shares outstanding before conversion	(117,256)	(1,116,486)
Shares issued upon conversion from other share class(es)	1,621	15,290
Shares reacquired upon conversion into other share class(es)	(57,566)	(552,230)

Net increase (decrease) in shares outstanding	(173,201)	$(1,653,426)

Class B
Year ended October 31, 2017:
Shares issued in reinvestment of dividends and distributions	619	$5,775
Shares reacquired	(30,050)	(280,221)

Net increase (decrease) in shares outstanding before conversion	(29,431)	(274,446)
Shares reacquired upon conversion into other share class(es)	(1,317)	(12,241)

Net increase (decrease) in shares outstanding	(30,748)	$(286,687)

Year ended October 31, 2016:
Shares sold	959	$8,541
Shares issued in reinvestment of dividends and distributions	677	6,264
Shares reacquired	(42,546)	(388,614)

Net increase (decrease) in shares outstanding before conversion	(40,910)	(373,809)
Shares reacquired upon conversion into other share class(es)	(912)	(8,557)

Net increase (decrease) in shares outstanding	(41,822)	$(382,366)

Prudential Real Assets Fund	39

Notes to Consolidated Financial Statements (continued)

Class C	Shares	Amount
Year ended October 31, 2017:
Shares sold	52,999	$494,394
Shares issued in reinvestment of dividends and distributions	3,055	28,493
Shares reacquired	(107,062)	(995,453)

Net increase (decrease) in shares outstanding before conversion	(51,008)	(472,566)
Shares reacquired upon conversion into other share class(es)	(1,045)	(9,696)

Net increase (decrease) in shares outstanding	(52,053)	$(482,262)

Year ended October 31, 2016:
Shares sold	33,913	$310,505
Shares issued in reinvestment of dividends and distributions	2,324	21,562
Shares reacquired	(111,720)	(1,011,953)

Net increase (decrease) in shares outstanding before conversion	(75,483)	(679,886)
Shares reacquired upon conversion into other share class(es)	(3,670)	(34,375)

Net increase (decrease) in shares outstanding	(79,153)	$(714,261)

Class Q
Year ended October 31, 2017:
Shares sold	1,767,848	$16,607,909
Shares issued in reinvestment of dividends and distributions	153,749	1,443,926
Shares reacquired	(1,537,934)	(14,633,466)

Net increase (decrease) in shares outstanding	383,663	$3,418,369

Year ended October 31, 2016:
Shares sold	1,217,753	$11,000,698
Shares issued in reinvestment of dividends and distributions	98,056	916,399
Shares reacquired+	(1,541)	(14,052)

Net increase (decrease) in shares outstanding	1,314,268	$11,903,045

40

Class Z	Shares	Amount
Year ended October 31, 2017:
Shares sold	1,727,022	$16,155,195
Shares issued in reinvestment of dividends and distributions	198,100	1,860,740
Shares reacquired++	(3,074,867)	(28,935,450)

Net increase (decrease) in shares outstanding before conversion	(1,149,745)	(10,919,515)
Shares issued upon conversion from other share class(es)	29,796	281,599
Shares reacquired upon conversion into other share class(es)	(3,503)	(33,095)

Net increase (decrease) in shares outstanding	(1,123,452)	$(10,671,011)

Year ended October 31, 2016:
Shares sold	1,710,369	$15,755,934
Shares issued in reinvestment of dividends and distributions	134,386	1,256,539
Shares reacquired	(1,292,499)	(12,062,443)

Net increase (decrease) in shares outstanding before conversion	552,256	4,950,030
Shares issued upon conversion from other share class(es)	60,894	584,717
Shares reacquired upon conversion into other share class(es)	(513)	(4,845)

Net increase (decrease) in shares outstanding	612,637	$5,529,902

+	Includes affiliated redemption of 997 shares with a value of $9,052 for Class Q shares.
++	Includes affiliated redemption of 403,720 shares with a value of $3,843,418 for Class Z shares.

7. Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 5, 2017 through October 4, 2018. The Funds pay an annualized commitment fee of .15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 5, 2017, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .15% of the unused portion of the SCA. The interest on borrowings under the SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

Prudential Real Assets Fund	41

Notes to Consolidated Financial Statements (continued)

The Fund utilized the SCA during the reporting period ended October 31, 2017. The average daily balance for the 3 days that the Fund had loans outstanding during the period was $287,000, borrowed at a weighted average interest rate of 2.34%. The maximum loan balance outstanding during the period was $287,000. At October 31, 2017, the Fund did not have an outstanding loan balance.

8. Other

At the Trust’s Board meeting in March 2017, the Board approved a change in the methodology of allocating certain expenses, such as Transfer Agent fees (including sub-transfer agent and networking fees) and Blue Sky fees. PGIM Investments implemented the changes effective November 1, 2017.

42

Consolidated Financial Highlights

Class A Shares
	Year Ended October 31,		Eight Months Ended October 31,		Year Ended February 28,
	2017	2016	2015(g)		2015	2014	2013
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.36	$9.36	$10.15		$10.64	$10.51	$10.29
Income (loss) from investment operations:
Net investment income (loss)	.12	.07	.05		.11	.10	.05
Net realized and unrealized gain (loss) on investments	.12	.04	(.75)		.12	.11	.26
Total from investment operations	.24	.11	(.70)		.23	.21	.31
Less Dividends and Distributions:
Dividends from net investment income	(.12)	(.08)	(.06)		(.13)	(.08)	(.09)
Tax return of capital distributions	(.04)	-	-	(d)	-	-	-
Distributions from net realized gains	- (d)	(.03)	(.03)		(.59)	-	-
Total dividends and distributions	(.16)	(.11)	(.09)		(.72)	(.08)	(.09)
Net Asset Value, end of period	$9.44	$9.36	$9.36		$10.15	$10.64	$10.51
Total Return(a):	2.60%	1.17%	(6.89)%		2.15%	2.01%	2.99%

Ratios/Supplemental Data:
Net assets, end of period (000)	$6,702	$8,260	$9,875		$11,396	$12,094	$15,148
Average net assets (000)	$7,589	$9,456	$11,060		$12,020	$13,203	$13,700
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.66%	.65%	.49%	(e)	.47%	.81%	1.28%
Expenses before waivers and/or expense reimbursement	1.28%	1.29%	1.33%	(e)	1.37%	1.43%	1.46%
Net investment income (loss)	1.33%	.80%	.82%	(e)	1.00%	.93%	.45%
Portfolio turnover rate	96%	99%	48%	(f)	67%	114%	45%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Calculated based on average shares outstanding during the period.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
(d)	Less than $.005.
(e)	Annualized.
(f)	Not annualized.
(g)	For the eight month period ended October 31, 2015. The fund changed its fiscal year end from February 28 to October 31, effective October 31, 2015.

See Notes to Consolidated Financial Statements.

Prudential Real Assets Fund	43

Consolidated Financial Highlights (continued)

Class B Shares
	Year Ended October 31,		Eight Months Ended October 31,		Year Ended February 28,
	2017	2016	2015(g)		2015	2014		2013
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.32	$9.34	$10.14		$10.62	$10.49		$10.29
Income (loss) from investment operations:
Net investment income (loss)	.05	- (d)	-	(d)	.02	.02		(.03)
Net realized and unrealized gain (loss) on investments	.12	.04	(.76)		.15	.11		.25
Total from investment operations	.17	.04	(.76)		.17	.13		.22
Less Dividends and Distributions:
Dividends from net investment income	(.07)	(.03)	(.01)		(.06)	-	(d)	(.02)
Tax return of capital distributions	(.02)	-	-	(d)	-	-		-
Distributions from net realized gains	- (d)	(.03)	(.03)		(.59)	-		-
Total dividends and distributions	(.09)	(.06)	(.04)		(.65)	-	(d)	(.02)
Net Asset Value, end of period	$9.40	$9.32	$9.34		$10.14	$10.62		$10.49
Total Return(a):	1.85%	.44%	(7.45)%		1.48%	1.25%		2.16%

Ratios/Supplemental Data:
Net assets, end of period (000)	$500	$783	$1,175		$1,440	$1,517		$1,490
Average net assets (000)	$598	$945	$1,296		$1,548	$1,421		$1,376
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.41%	1.40%	1.24%	(e)	1.22%	1.56%		2.03%
Expenses before waivers and/or expense reimbursement	1.97%	1.99%	2.03%	(e)	2.07%	2.13%		2.16%
Net investment income (loss)	.59%	.04%	.05%	(e)	.23%	.22%		(.30)%
Portfolio turnover rate	96%	99%	48%	(f)	67%	114%		45%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Calculated based on average shares outstanding during the period.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
(d)	Less than $.005.
(e)	Annualized.
(f)	Not annualized.
(g)	For the eight month period ended October 31, 2015. The fund changed its fiscal year end from February 28 to October 31, effective October 31, 2015.

See Notes to Consolidated Financial Statements.

44

Class C Shares
	Year Ended October 31,		Eight Months Ended October 31,		Year Ended February 28,
	2017	2016	2015(g)		2015	2014		2013
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.32	$9.34	$10.13		$10.62	$10.48		$10.28
Income (loss) from investment operations:
Net investment income (loss)	.05	- (d)	-	(d)	.01	.02		(.03)
Net realized and unrealized gain (loss) on investments	.11	.04	(.75)		.15	.12		.25
Total from investment operations	.16	.04	(.75)		.16	.14		.22
Less Dividends and Distributions:
Dividends from net investment income	(.07)	(.03)	(.01)		(.06)	-	(d)	(.02)
Tax return of capital distributions	(.02)	-	-	(d)	-	-		-
Distributions from net realized gains	- (d)	(.03)	(.03)		(.59)	-		-
Total dividends and distributions	(.09)	(.06)	(.04)		(.65)	-	(d)	(.02)
Net Asset Value, end of period	$9.39	$9.32	$9.34		$10.13	$10.62		$10.48
Total Return(a):	1.74%	.44%	(7.36)%		1.38%	1.35%		2.17%

Ratios/Supplemental Data:
Net assets, end of period (000)	$2,607	$3,072	$3,817		$4,663	$3,726		$4,451
Average net assets (000)	$2,932	$3,291	$4,291		$4,320	$4,116		$4,110
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.41%	1.40%	1.24%	(e)	1.22%	1.56%		2.03%
Expenses before waivers and/or expense reimbursement	1.98%	1.99%	2.03%	(e)	2.07%	2.13%		2.16%
Net investment income (loss)	.56%	.02%	.07%	(e)	.14%	.17%		(.27)%
Portfolio turnover rate	96%	99%	48%	(f)	67%	114%		45%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Calculated based on average shares outstanding during the period.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
(d)	Less than $.005.
(e)	Annualized.
(f)	Not annualized.
(g)	For the eight month period ended October 31, 2015. The fund changed its fiscal year end from February 28 to October 31, effective October 31, 2015.

See Notes to Consolidated Financial Statements.

Prudential Real Assets Fund	45

Consolidated Financial Highlights (continued)

Class Q Shares
	Year Ended October 31,			Eight Months Ended October 31,		January 23, 2015(d) through February 28,
	2017		2016	2015(g)		2015
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.37		$9.36	$10.16		$10.15
Income (loss) from investment operations:
Net investment income (loss)	.15		.10	.08		(.04)
Net realized and unrealized gain (loss) on investments	.11		.05	(.77)		.05
Total from investment operations	.26		.15	(.69)		.01
Less Dividends and Distributions:
Dividends from net investment income	(.15)		(.11)	(.07)		-
Tax return of capital distributions	(.04)		-	(.01)		-
Distributions from net realized gains	-	(h)	(.03)	(.03)		-
Total dividends and distributions	(.19)		(.14)	(.11)		-
Net Asset Value, end of period	$9.44		$9.37	$9.36		$10.16
Total Return(a):	2.83%		1.58%	(6.78)%		.10%

Ratios/Supplemental Data:
Net assets, end of period (000)	$69,957		$65,833	$53,463		$10
Average net assets (000)	$71,614		$60,978	$29,985		$10
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.32%		.32%	.15%	(e)	.15%	(e)
Expenses before waivers and/or expense reimbursement	.89%		.91%	.94%	(e)	1.06%	(e)
Net investment income (loss)	1.58%		1.08%	1.33%	(e)	(3.50)%	(e)
Portfolio turnover rate	96%		99%	48%	(f)	67%	(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Calculated based on average shares outstanding during the period.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
(d)	Commencement of operations.
(e)	Annualized.
(f)	Not annualized.
(g)	For the eight month period ended October 31, 2015. The fund changed its fiscal year end from February 28 to October 31, effective October 31, 2015.
(h)	Less than $.005.

See Notes to Consolidated Financial Statements.

46

Class Z Shares
	Year Ended October 31,		Eight Months Ended October 31,	Year Ended February 28,
	2017	2016	2015(d)	2015	2014	2013
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.38	$9.37	$10.17	$10.65	$10.52	$10.30
Income (loss) from investment operations:
Net investment income (loss)	.15	.09	.07	.11	.11	.07
Net realized and unrealized gain (loss) on investments	.10	.05	(.76)	.16	.12	.26
Total from investment operations	.25	.14	(.69)	.27	.23	.33
Less Dividends and Distributions:
Dividends from net investment income	(.14)	(.10)	(.06)	(.16)	(.10)	(.11)
Tax return of capital distributions	(.04)	-	(.02)	-	-	-
Distributions from net realized gains	- (g)	(.03)	(.03)	(.59)	-	-
Total dividends and distributions	(.18)	(.13)	(.11)	(.75)	(.10)	(.11)
Net asset value, end of period	$9.45	$9.38	$9.37	$10.17	$10.65	$10.52
Total Return(a):	2.74%	1.50%	(6.83)%	2.51%	2.27%	3.22%

Ratios/Supplemental Data:
Net assets, end of period (000)	$84,752	$94,614	$88,784	$99,800	$68,174	$58,273
Average net assets (000)	$94,426	$91,393	$94,841	$83,675	$60,758	$50,717
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.41%	.40%	.24% (e)	.22%	.56%	1.03%
Expenses before waivers and/or expense reimbursement	.98%	.99%	1.03% (e)	1.07%	1.13%	1.16%
Net investment income (loss)	1.57%	.99%	1.06% (e)	1.07%	1.08%	.72%
Portfolio turnover rate	96%	99%	48% (f)	67%	114%	45%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Calculated based on average shares outstanding during the period.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
(d)	For the eight month period ended October 31, 2015. The fund changed its fiscal year end from February 28 to October 31, effective October 31, 2015.
(e)	Annualized.
(f)	Not annualized.
(g)	Less than $.005.

See Notes to Consolidated Financial Statements.

Prudential Real Assets Fund	47

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 3:

We have audited the accompanying consolidated statement of assets and liabilities of Prudential Real Assets Fund (the “Fund”) and subsidiary, a series of Prudential Investment Portfolios 3, including the consolidated schedule of investments, as of October 31, 2017, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years or periods ended in the five-year period ended October 31, 2017. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of the Fund and subsidiary as of October 31, 2017, and the results of their operations, the changes in their net assets, and the consolidated financial highlights for each of the years or periods described in the first paragraph, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 18, 2017

48

Income Tax Information (unaudited)

We are advising you that during the fiscal year ended October 31, 2017, the Fund reports the maximum amount allowed per share but not less than $0.004 for Class A, B, C, Q, and Z shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended October 31, 2017, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
Prudential Real Assets Fund	32.42%	25.86%

In January 2018, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar year 2017.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from Interest on federal obligations are not taxable to shareholders providing the Mutual Fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 19.09% of the dividends paid by the Fund qualifies for such deduction.

Please consult your tax adviser or state/local authorities to properly report this information on your tax return. If you have any questions concerning the amounts listed above, please call your financial adviser.

Prudential Real Assets Fund	49

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Funds is set forth below. Board Members who are not deemed to be “interested persons” of the Funds, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Funds are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Funds.

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (59) Board Member Portfolios Overseen: 89	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (65) Board Member Portfolios Overseen: 89	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (65) Board Member Portfolios Overseen: 89	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Real Assets Fund

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Barry H. Evans (57)± Board Member Portfolios Overseen: 89	Retired; Formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer-Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (2011-present); Director, Manulife Asset Management Limited (2015-present); Formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); Formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).
Keith F. Hartstein (61) Board Member & Independent Chair Portfolios Overseen: 89	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Laurie Simon Hodrick (55)± Board Member Portfolios Overseen: 89	A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (since 1996); Visiting Professor of Law and Rock Center for Corporate Governance Fellow, Stanford Law School (since 2015); Visiting Fellow, Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); Formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008); Formerly Director/Trustee, Merrill Lynch Investment Managers Funds (1999-2006).	Independent Director, Corporate Capital Trust (since April 2017) (a business development company).
Michael S. Hyland, CFA (72) Board Member Portfolios Overseen: 89	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.

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Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Richard A. Redeker (74) Board Member & Independent Vice Chair9 Portfolios Overseen: 87	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (74) Board Member Portfolios Overseen: 89	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Frontline Medical Communications (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

± Mr. Evans and Ms. Hodrick joined the Board effective as of September 1, 2017.

Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (55) Board Member & President Portfolios Overseen: 89	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.

Prudential Real Assets Fund

Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Scott E. Benjamin (44) Board Member & Vice President Portfolios Overseen: 89	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (58) Board Member Portfolios Overseen: 88	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A. and Sun National Bank

* Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

(1) The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Barry H. Evans, 2017; Keith F. Hartstein, 2013; Laurie Simon Hodrick, 2017; Michael S. Hyland, 2008; Richard A. Redeker, 2003; Stephen G. Stoneburn, 2000; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

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Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (62) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (42) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (59) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PGIM Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (59) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (43) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005

Prudential Real Assets Fund

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Andrew R. French (54) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Charles H. Smith (44) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since 2016
M. Sadiq Peshimam (53) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of PGIM Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (59) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (50) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (56) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (49) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the Prudential Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of Prudential Real Assets Fund (the “Fund”)1 consists of twelve individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreements with each of Quantitative Management Associates LLC (“QMA”), PGIM, Inc. (“PGIM”) and CoreCommodity Management, LLC (“Core”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees,2 met on June 6-8, 2017 and approved the renewal of the agreements through July 31, 2018, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and each of QMA, PGIM and Core. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadvisers, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board

[1]	Prudential Real Assets Fund is a series of Prudential Investment Portfolios 3.
[2]

Barry H. Evans and Laurie Simon Hodrick joined the Board effective as of September 1, 2017. Neither Mr. Evans nor Ms. Hodrick participated in the consideration of the renewal of the advisory agreements.

Prudential Real Assets Fund

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 6-8, 2017.

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and each of QMA, PGIM and Core, which serve as the Fund’s subadvisers pursuant to the terms of separate subadvisory agreements with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, QMA, PGIM and Core. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadvisers for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PGIM Investments’ oversight of the subadvisers, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadvisers. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by QMA, PGIM and Core, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadvisers as well as PGIM Investments’ recommendation, based on its review of each subadviser, to renew each subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, QMA, PGIM and Core and also considered the qualifications, backgrounds and responsibilities of the QMA, PGIM and Core portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, QMA’s, PGIM’s and Core’s organizational structures, senior management, investment operations, and other relevant information pertaining to PGIM Investments, QMA, PGIM and Core. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PGIM Investments, QMA, PGIM and Core. The Board noted that QMA and PGIM are affiliated with PGIM Investments.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by each of QMA, PGIM and Core and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, QMA, PGIM and Core under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments to the Fund during the year ended December 31, 2016 exceeded the management fees paid by the Fund, resulting in an operating loss to PGIM Investments. The Board further noted that two of the subadvisers are affiliated with PGIM Investments and that their profitability is reflected in PGIM Investments’ profitability report. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

The Board further noted that Core was not affiliated with PGIM Investments, and concluded that the level of profitability of a subadviser not affiliated with PGIM Investments may not be as significant as PGIM Investments’ profitability given the arm’s length nature of the process by which the subadvisory fee rate was negotiated by PGIM Investments and Core, as well as the fact that PGIM Investments compensates Core out of its management fee.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that PGIM Investments was proposing that the management fee schedule for the Fund include breakpoints, which would have the effect of decreasing the fee rate as assets increase, but at its current level of assets the Fund would not realize the effect of those rate reductions. The Board took note that the proposed fee structure would result in benefits to Fund shareholders whether or not PGIM Investments realizes any economies of scale. The Board noted that economies of scale, if any, may be shared with the Fund in several ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures

Prudential Real Assets Fund

Approval of Advisory Agreements (continued)

in the face of a rising cost environment. The Board considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, QMA, PGIM and Core

The Board considered potential ancillary benefits that might be received by PGIM Investments, QMA, PGIM, Core and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by each of QMA, PGIM and Core included their ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, QMA, PGIM and Core were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, and five-year periods ended December 31, 2016.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2016. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The Peer Universe is a custom peer universe comprised of real asset funds3. The mutual funds included in the Peer Universe, which was used to consider performance, and the

[3]

The Fund was compared to a custom peer universe comprised of real asset funds, although the Fund is classified in the Lipper Flexible Portfolio Funds Performance Universe. The Fund was compared to a custom peer universe of real asset funds because PGIM Investments believes that these funds provide a more appropriate basis for Fund performance comparisons.

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mutual funds included in the Peer Group, which was used to consider expenses and fees, were selected by PGIM Investments. To the extent that PGIM Investments deemed appropriate, and for reasons addressed in detail with the Board, PGIM Investments may have provided supplemental data compiled by Broadridge for the Board’s consideration. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	2nd Quartile	2nd Quartile	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one- and five-year periods.
•

The Board and PGIM Investments agreed to continue the Fund’s existing expense cap, which caps Fund annual operating expenses at 0.85% (exclusive of 12b-1 fees and certain other fees, but inclusive of acquired fund fees), through February 28, 2018.

•

The Board and PGIM Investments also agreed to permanently reduce the Fund’s management fee schedule. The current management fee schedule is 0.60% on average daily net assets. The new management fee schedule is 0.60% on average daily net assets to $3 billion, 0.58% on average daily net assets over $3 billion to $5 billion, 0.57% on average daily net assets from $5 billion to $10 billion, and 0.56% on average daily net assets over $10 billion.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements with the permanent management fee reduction.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Real Assets Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.pgiminvestments.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISERS	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

	CoreCommodity Management LLC	The Metro Center One Stamford Place Three North Stamford, CT 06902

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Real Assets Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL REAL ASSETS FUND

SHARE CLASS	A	B	C	Q	Z
NASDAQ	PUDAX	PUDBX	PUDCX	PUDQX	PUDZX
CUSIP	74440K819	74440K793	74440K785	74440K744	74440K777

MF207E

PRUDENTIAL GLOBAL ABSOLUTE RETURN BOND FUND

ANNUAL REPORT

OCTOBER 31, 2017

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: To seek positive returns over the long term, regardless of market conditions

Highlights

•

The Fund outperformed the ICE BofAML USD LIBOR 3-Month Constant Maturity (CM) Index primarily because of strong sector and issuer selection across hard currency emerging markets sovereign debt, European peripheral bonds, high yield corporate bonds, and high-quality structured securities.

•	The Fund’s developed markets yield curve and duration positioning also helped performance.

•

The Fund’s positioning in emerging markets interest rates hurt relative returns immediately after the US presidential election, as US interest rates and the dollar rose. However, these losses were later somewhat offset by a position in Brazilian rates, which added value.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2017 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PRUDENTIAL FUNDS — UPDATE

The Board of Directors/Trustees for the Fund has approved renaming the Fund’s Class Q shares as Class R6 shares, effective on or about June 15, 2018. The renaming of Class Q shares as Class R6 shares will not result in any changes to pricing, eligibility, or shareholder rights and obligations. The renamed Class R6 shares will not be exchangeable with Class R6 shares of the Prudential Day One Funds or the Prudential 60/40 Allocation Fund.

LR993

Prudential Global Absolute Return Bond Fund	3

PRUDENTIAL FUNDS — UPDATE

Effective on or about June 1, 2018 (the “Effective Date”), the Fund’s Class A, Class C, Class R, and Class Z shares, as applicable, will be closed to investments by new group retirement plans, except as discussed below. Existing group retirement plans as of the Effective Date may keep their investments in their current share class and may continue to make additional purchases or exchanges of that class of shares. As of the Effective Date, all new group retirement plans wishing to add the Fund as a new addition to the plan generally will be into one of the available Class Q shares, Class R2 shares, or Class R4 shares of the Fund.

In addition, on or about the Effective Date, the Class R shares of the Fund will be closed to all new investors, except as discussed below. Due to the closing of the Class R shares to new investors, effective on or about the Effective Date new IRA investors may only purchase Class A, Class C, Class Z, or Class Q shares of the Fund, subject to share class eligibility. Following the Effective Date, no new accounts may be established in the Fund’s Class R shares and no Class R shares may be purchased or acquired by any new Class R shareholder, except as discussed below.

	Class A	Class C	Class Z	Class R
Existing Investors (Group Retirement Plans, IRAs, and all other investors)	No Change	No Change	No Change	No Change
New Group Retirement Plans	Closed to group retirement plans wishing to add the share classes as new additions to plan menus on or about June 1, 2018, subject to certain exceptions below
New IRAs	No Change	No Change	No Change	Closed to all new investors on or about June 1, 2018, subject to certain exceptions below
All Other New Investors	No Change	No Change	No Change

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However, the following new investors may continue to purchase Class A, Class C, Class R, and Class Z shares of the Fund, as applicable:

•	Eligible group retirement plans who are exercising their one-time 90-day repurchase privilege in the Fund will be permitted to purchase such share classes.
•

Plan participants in a group retirement plan that offers Class A, Class C, Class R, or Class Z shares of the Fund as of the Effective Date will be permitted to purchase such share classes of the Fund, even if the plan participant did not own shares of that class of the Fund as of the Effective Date.

•

Certain new group retirement plans will be permitted to offer such share classes of the Fund after the Effective Date, provided that the plan has or is actively negotiating a contractual agreement with the Fund’s distributor or service provider to offer such share classes of the Fund prior to or on the Effective Date.

•

New group retirement plans that combine with, replace, or are otherwise affiliated with a current plan that invests in such share classes prior to or on the Effective Date will be permitted to purchase such share classes.

The Fund also reserves the right to refuse any purchase order that might disrupt management of the Fund or to otherwise modify the closure policy at any time on a case-by-case basis.

Prudential Global Absolute Return Bond Fund	5

This Page Intentionally Left Blank

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the Prudential Global Absolute Return Bond Fund informative and useful. The report covers performance for the 12-month period ended October 31, 2017.

Significant events during the reporting period included a new US president, followed by uncertainty in Congress over implementing the Trump administration’s policy initiatives. Elsewhere, Britain began its formal legal process to leave the European Union. France elected a more centrist president, which was viewed as a pro-euro referendum. North Korea’s missile launches escalated geopolitical tensions. Also, late in the period, a series of hurricanes caused damage in the US and the Caribbean.

Despite some turbulence in the macro-environment, solid economic fundamentals in the US economy included moderate gross domestic product expansion, robust employment, and accelerating corporate profit growth. Inflation remained tame. The Federal Reserve raised its federal funds rate twice in 2017, and is in the process of winding down its stimulus program.

Global economic growth remained mostly positive. Equities in the US reached new highs amid low volatility, while international equities posted strong gains. European stocks continued to gain. Asian markets were solid, and emerging markets outperformed most regions. Fixed income markets were mixed. High yield and emerging markets bonds were the top performers.

Given the uncertainty in today’s investment environment, we believe that active professional portfolio management offers a potential advantage. Active managers often have the knowledge and flexibility to find the best investment opportunities in the most challenging markets.

Even so, it’s best if investment decisions are based on your long-term goals rather than on short-term market and economic developments. We also encourage you to work with an experienced financial advisor who can help you set goals, determine your tolerance for risk, and build a diversified plan that’s right for you and make adjustments when necessary.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. We’re part of PGIM, a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Global Absolute Return Bond Fund

December 15, 2017

Prudential Global Absolute Return Bond Fund	7

Your Fund’s Performance (unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/17 (with sales charges)
	One Year (%)	Since Inception (%)
Class A	6.66	5.26 (11/3/15)
Class C	9.65	6.83 (11/3/15)
Class Q	11.86	7.93 (11/3/15)
Class Z	11.85	7.99 (11/3/15)
ICE BofA ML USD LIBOR 3-Month CM Index	1.06	0.80
Lipper Alternative Credit Focus Funds Average	4.35	4.01

	Average Annual Total Returns as of 10/31/17 (without sales charges)
	One Year (%)	Since Inception (%)
Class A	11.69	7.72 (11/3/15)
Class C	10.65	6.83 (11/3/15)
Class Q	11.86	7.93 (11/3/15)
Class Z	11.85	7.99 (11/3/15)
ICE BofAML USD LIBOR 3-Month CM Index	1.06	0.80
Lipper Alternative Credit Focus Funds Average	4.35	4.01

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Global Absolute Return Bond Fund (Class Z shares) with a similar investment in the ICE BofAML USD LIBOR 3-Month CM Index by portraying the initial account values at the commencement of operations for Class Z shares (November 3, 2015) and the account values at the end of the current fiscal year (October 31, 2017) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for Class A, Class C, and Class Q shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Index and the Lipper Average are measured from the closest month-end to the Fund’s inception date.

Prudential Global Absolute Return Bond Fund	9

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A*	Class C*	Class Q	Class Z*
Maximum initial sales charge	4.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

*Certain share classes will be generally closed to investments by new group retirement plans effective on or about June 1, 2018. Please see the “PRUDENTIAL FUNDS—UPDATE” on page 4 of this report for more information.

Benchmark Definitions

ICE BofA ML USD LIBOR 3-Month CM Index—The ICE BofA Merrill Lynch US Dollar LIBOR 3-Month Constant Maturity Index is an unmanaged index that tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

Lipper Alternative Credit Focus Funds Average—The Lipper Alternative Credit Focus Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Alternative Credit Focus Funds universe for the periods noted. Funds in the Lipper Average are funds that, by prospectus language, invest in a wide range of credit-structured vehicles by using either fundamental credit research analysis or quantitative credit portfolio modeling, trying to benefit from any changes in credit quality, credit spreads, and market liquidity.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

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Distributions and Yields as of 10/31/17
	Total Distributions Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)
Class A	0.50	1.89	–1.77
Class C	0.42	1.24	–15.43
Class Q	0.52	2.23	1.58
Class Z	0.53	2.23	1.14

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements).

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses.

Credit Quality expressed as a percentage of total investments as of 10/31/17 (%)
AAA	4.3
AA	2.3
A	18.7
BBB	21.9
BB	16.5
B	16.7
CCC	3.1
Not Rated	3.4
Cash/Cash Equivalents	13.1
Total Investments	100.0

Source: PGIM Fixed Income

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by a NRSRO. Credit ratings are subject to change. Values may not sum to 100.0% due to rounding.

Prudential Global Absolute Return Bond Fund	11

Strategy and Performance Overview

How did the Fund perform?

The Prudential Global Absolute Return Bond Fund’s Class Z shares returned 11.85% for the 12-month period ended October 31, 2017, outperforming the 1.06% gain of the ICE BofAML USD LIBOR 3-Month Constant Maturity Index (the Index). The Fund also outperformed the 4.35% return of the Lipper Alternative Credit Focus Funds Average.

What were market conditions?

•

November and December 2016 were largely about the surprise result of the US presidential election, in which populist Donald Trump managed an electoral college win against former US Senator Hillary Clinton. Given that Trump campaigned on tax cuts and deregulation, bond investors responded by sending US intermediate- and longer-term interest rates higher and driving credit spreads tighter. Credit spreads are differences in yield between government bonds and debt securities of comparable maturity but lower credit quality.

•

In the first quarter of 2017, US 10-year yields fell back somewhat, as market participants began to see that recent inflation increases were the result of a recovery in commodity prices, rather than the tightening of slack in the global labor markets and an overheating world economy. Emerging markets currencies rallied, interest rates broadly declined, and spreads continued to compress.

•

During the second quarter, bond yields stayed flat, as the market focused on the potential downside of the Trump administration’s protectionist agenda, instead of the Federal Reserve’s (Fed) plans to shrink its balance sheet. Considering how difficult it was to find yield globally, investors spent the quarter looking for opportunities further out among spread sectors, with emerging markets debt drawing an especially large inflow of assets. Spread sectors are corporate bonds, emerging markets debt, and other types of debt securities that provide extra yield (spread) over similar-maturity government bond sectors to compensate for the greater credit risk associated with investing in them.

•

In the third quarter and through October 2017, overall economic growth rates remained somewhat below those recorded before the 2008-2009 financial crisis, but the global expansion became increasingly balanced across regions, with the US, the eurozone, Japan, and China all growing in tandem at above-potential rates. In this environment, US intermediate-term interest rates remained rather flat, but the front, or short-term, end of the US Treasury yield curve rose in anticipation of ongoing tighter monetary policy by the Fed. Spreads continued to compress because of the scarcity of yield globally and strong corporate earnings.

What worked?

•	During the reporting period, the Fund’s sector allocation emphasized global spread sectors rather than government bond sectors. The Fund outperformed the Index primarily

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because of strong sector and issuer selection across hard currency emerging markets sovereign debt, bonds in non-core European countries, high yield corporate bonds, and high-quality structured securities.

•

The Fund’s developed markets yield curve and duration positioning also helped performance. This contribution was driven by the flattening of the US Treasury yield curve, as the Fed continued to tighten interest rates without a change in inflation expectations priced into the longer end of the curve. Duration is a measure of the interest rate sensitivity of a bond portfolio or individual debt securities that is expressed as a number of years. The longer the duration, the greater the potential risk or reward when interest rates move. A steepening yield curve means the difference between shorter- and longer-term yields widens.

•	Currency positions also added to relative returns. Tactical positioning in the Mexican peso, and positioning in the Russian ruble, the euro, and the Swiss franc were among the strongest contributors.

What didn’t work?

•

The Fund’s positioning in emerging markets interest rates hurt relative returns immediately after the US presidential election, as US interest rates and the dollar rose. However, these losses were later somewhat offset by a position in Brazilian rates, which added value.

•	The Fund’s currency positions in the British pound, New Zealand dollar, and Chilean peso also detracted from performance.

Did the Fund hold derivatives and how did they affect performance?

•

During the reporting period, the Fund utilized derivative instruments. Interest rate derivatives were additive to performance, currency derivatives were a contributor, and credit derivatives also had a positive impact. For additional information regarding the Fund’s derivative exposures, please refer to the Fund’s Financial Statements.

Current outlook

•

PGIM Fixed Income maintains a positive view of credit sectors, and at the end of the reporting period, the Fund continued to have exposure to an array of spread sectors, including high yield corporate bonds, developed and emerging markets sovereign debt, and structured products, including commercial mortgage-backed securities (CMBS) and asset-backed securities.

•	The Fund was also overweight the debt of bonds in non-core European countries, as well as a select group of emerging markets issues, mostly sovereign debt.

Prudential Global Absolute Return Bond Fund	13

Strategy and Performance Overview (continued)

•	In terms of currency positioning, relative to the Index, the Fund held underweight positions in the US dollar, Japanese yen, and Swiss franc while maintaining an overweight to the euro.

•

Additionally, the Fund maintains a select set of small allocations, both underweight and overweight, within emerging markets and “commodity” currencies. These include overweights in the Indian rupee, Russian ruble, Indonesian rupiah, and Mexican peso and underweights in the Taiwanese dollar, Singaporean dollar, and Israeli new shekel.

•

US government-related sectors, including Treasuries, agency bonds, and agency mortgage-backed securities, remain a significant underweight as PGIM Fixed Income finds more compelling value in the aforementioned sectors.

14	Visit our website at pgiminvestments.com

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2017. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the

Prudential Global Absolute Return Bond Fund	15

Fees and Expenses (continued)

period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Global Absolute Return Bond Fund		Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,060.90	1.20%	$6.23
	Hypothetical	$1,000.00	$1,019.16	1.20%	$6.11
Class C	Actual	$1,000.00	$1,055.90	1.95%	$10.10
	Hypothetical	$1,000.00	$1,015.38	1.95%	$9.91
Class Q	Actual	$1,000.00	$1,061.30	0.95%	$4.94
	Hypothetical	$1,000.00	$1,020.42	0.95%	$4.84
Class Z	Actual	$1,000.00	$1,061.20	0.95%	$4.94
	Hypothetical	$1,000.00	$1,020.42	0.95%	$4.84

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2017, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2017 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying funds in which the Fund may invest.

16	Visit our website at pgiminvestments.com

Schedule of Investments

as of October 31, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

LONG-TERM INVESTMENTS 85.9%

ASSET-BACKED SECURITIES 5.5%

Collateralized Loan Obligation 0.9%
St Paul’s CLO DAC (Ireland), Series 4A, Class A2BR, 144A	2.050%		04/25/30	EUR	250	$291,212

Consumer Loans 3.0%
Lendmark Funding Trust, Series 2017-1A, Class C, 144A	5.410		12/22/25		100	99,185
OneMain Financial Issuance Trust, Series 2014-2A, Class C, 144A	4.330		09/18/24		500	502,709
Oportun Funding IV LLC, Series 2016-C, Class B, 144A	4.850		11/08/21		250	253,046
PNMAC GMSR Issuer Trust, Series 2017-GT2, Class A, 144A, 1 Month LIBOR + 4.000%	5.237	(c)	08/25/23		110	110,039

						964,979

Residential Mortgage-Backed Securities 1.6%
Credit Suisse Mortgage Trust, Series 2016-RPL1, Class A1, 144A, 1 Month LIBOR + 3.150%	4.387	(c)	12/26/46		191	191,186
Series 2017-6R, Class 1A1, 144A	2.785		03/06/47		222	222,346
Vericrest Opportunity Loan Transferor LLC, Series 2017-NPL7, Class A1, 144A	3.250		04/25/59		100	100,625

						514,157

TOTAL ASSET-BACKED SECURITIES (cost $1,760,184)						1,770,348

COMMERCIAL MORTGAGE-BACKED SECURITY 0.7%
DBWF Mortgage Trust, Series 2016-85T, Class E, 144A (cost $225,411)	3.808	(cc)	12/10/36		250	236,466

CORPORATE BONDS 38.7%

Auto Manufacturers 0.4%
Jaguar Land Rover Automotive PLC (United Kingdom), Gtd. Notes, 144A	2.200		01/15/24	EUR	100	118,523

Auto Parts & Equipment 0.8%
Grupo Antolin Dutch BV (Spain), Sr. Sec’d. Notes	5.125		06/30/22	EUR	100	122,914
LKQ Italia Bondco SpA, Gtd. Notes, 144A	3.875		04/01/24	EUR	100	128,772

						251,686

Banks 10.7%
ABN AMRO Bank NV (Netherlands), Sub. Notes, 144A	4.750		07/28/25		250	264,950
Bank of America Corp., Series X, Jr. Sub. Notes	6.250		09/29/49		250	278,437
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes	3.650		03/16/25		250	250,940

See Notes to Financial Statements.

Prudential Global Absolute Return Bond Fund	17

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Banks (cont’d.)
Credit Suisse Group Funding Guernsey Ltd. (Switzerland), Gtd. Notes	3.750%	03/26/25		250	$256,760
Goldman Sachs Group, Inc. (The), Series L, Jr. Sub. Notes	5.700	12/31/49		250	258,125
ING Bank NV (Netherlands), Sub. Notes, 144A	5.800	09/25/23		250	284,789
JPMorgan Chase & Co., Series R, Jr. Sub. Notes	6.000	12/31/49		250	275,625
MFB Magyar Fejlesztesi Bank Zrt (Hungary), Gov’t. Gtd. Notes	6.250	10/21/20		250	275,410
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	1.000	12/02/22	EUR	100	119,460
Series J, Jr. Sub. Notes	5.550	12/29/49		250	262,500
Nordea Bank AB (Sweden), Sub. Notes, 144A (original cost $255,723; purchased 11/03/15)(f)	4.250	09/21/22		250	264,135
Royal Bank of Scotland Group PLC (United Kingdom), Sr. Unsec’d. Notes, EMTN	2.000	03/08/23	EUR	100	122,321
UBS Group Funding AG (Switzerland), Gtd. Notes, 144A	4.125	09/24/25		250	263,673
Wells Fargo & Co., Series S, Jr. Sub. Notes	5.900	12/29/49		250	274,138

					3,451,263

Building Materials 0.2%
US Concrete, Inc., Gtd. Notes	6.375	06/01/24		50	53,750

Chemicals 0.6%
Hexion, Inc., Sec’d. Notes, 144A	13.750	02/01/22		100	80,250
Monitchem HoldCo 3 SA (Luxembourg), Sr. Sec’d. Notes	5.250	06/15/21	EUR	100	118,499

					198,749

Commercial Services 0.9%
Laureate Education, Inc., Gtd. Notes, 144A	8.250	05/01/25		200	215,250
United Rentals North America, Inc., Gtd. Notes	4.875	01/15/28		40	40,200
Gtd. Notes	5.500	05/15/27		30	32,100

					287,550

Computers 0.1%
Western Digital Corp., Sr. Sec’d. Notes, 144A	7.375	04/01/23		25	27,375

Distribution/Wholesale 0.4%
Alliance Automotive Finance PLC (United Kingdom), Sr. Sec’d. Notes	6.250	12/01/21	EUR	100	120,045

Diversified Financial Services 0.3%
Corporacion Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	2.750	01/06/23		110	109,750

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Electric 3.1%
AES Corp., Sr. Unsec’d. Notes	7.375%	07/01/21		25	$28,438
Calpine Corp., Sr. Unsec’d. Notes	5.500	02/01/24		50	47,875
Sr. Unsec’d. Notes	5.750	01/15/25		100	95,000
ContourGobal Power Holdings SA, Sr. Sec’d. Notes, 144A	5.125	06/15/21	EUR	100	122,434
Dynegy, Inc., Gtd. Notes	7.375	11/01/22		150	161,062
GenOn Energy, Inc., Sr. Unsec’d. Notes(d)	9.875	10/15/20		225	158,625
Perusahaan Listrik Negara PT (Indonesia), Sr. Unsec’d. Notes	5.500	11/22/21		250	273,312
State Grid Europe Development 2014 PLC (China), Series A, Gtd. Notes	1.500	01/26/22	EUR	100	120,442

					1,007,188

Electrical Components & Equipment 0.4%
Belden, Inc., Gtd. Notes, EMTN	5.500	04/15/23	EUR	100	122,321

Entertainment 1.5%
CPUK Finance Ltd. (United Kingdom), Sec’d. Notes, 144A	4.250	02/28/47	GBP	100	135,936
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes	5.375	11/01/23		125	135,937
International Game Technology PLC, Sr. Sec’d. Notes	4.125	02/15/20	EUR	100	124,895
Scientific Games International, Inc., Gtd. Notes	6.625	05/15/21		100	103,375

					500,143

Foods 0.4%
Darling Global Finance BV, Gtd. Notes	4.750	05/30/22	EUR	100	121,727

Forest Products & Paper 0.4%
Sappi Papier Holding GmbH (South Africa), Gtd. Notes	3.375	04/01/22	EUR	100	119,455

Healthcare-Products 0.7%
Becton Dickinson And Co., Sr. Unsec’d. Notes	0.368	06/06/19	EUR	100	117,344
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes	1.400	01/23/26	EUR	100	118,243

					235,587

Healthcare-Services 2.0%
CHS/Community Health Systems, Inc., Gtd. Notes	6.875	02/01/22		200	144,750
Gtd. Notes	8.000	11/15/19		50	47,625
HCA, Inc., Gtd. Notes	5.875	02/15/26		200	210,250
Kindred Healthcare, Inc., Gtd. Notes	8.000	01/15/20		125	126,250
Tenet Healthcare Corp., Sr. Unsec’d. Notes	6.750	02/01/20		125	127,187

					656,062

See Notes to Financial Statements.

Prudential Global Absolute Return Bond Fund	19

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Home Builders 0.6%
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., Gtd. Notes, 144A	5.625%	03/01/24		75	$78,281
William Lyon Homes, Inc., Gtd. Notes	7.000	08/15/22		125	129,688

					207,969

Insurance 1.2%
American International Group, Inc., Sr. Unsec’d. Notes	1.875	06/21/27	EUR	100	119,082
Cloverie PLC for Zurich Insurance Co. Ltd. (Switzerland), Sub. Notes, EMTN	7.500	07/24/39	EUR	100	130,973
Credit Agricole Assurances SA (France), Sub. Notes	4.250	01/29/49	EUR	100	131,046

					381,101

Internet 0.4%
Netflix, Inc., Sr. Unsec’d. Notes, 144A	3.625	05/15/27	EUR	100	119,543

Lodging 0.7%
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp., Sec’d. Notes, 144A	10.250	11/15/22		100	110,000
MGM Resorts International, Gtd. Notes	6.000	03/15/23		100	109,640

					219,640

Media 3.0%
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec’d. Notes, 144A	5.875	05/01/27		125	130,900
Cequel Communications Holdings I LLC/Cequel Capital Corp., Sr. Unsec’d. Notes, 144A	5.125	12/15/21		75	76,312
Sr. Unsec’d. Notes, 144A	5.125	12/15/21		50	50,875
Sr. Unsec’d. Notes, 144A	6.375	09/15/20		75	76,509
Clear Channel Worldwide Holdings, Inc., Series B, Gtd. Notes	7.625	03/15/20		125	124,844
Discovery Communications LLC, Gtd. Notes	2.500	09/20/24	GBP	100	130,235
DISH DBS Corp., Gtd. Notes	7.750	07/01/26		100	109,375
SFR Group SA (France), Sr. Sec’d. Notes	5.625	05/15/24	EUR	100	126,673
Virgin Media Finance PLC (United Kingdom), Gtd. Notes	7.000	04/15/23	GBP	100	140,866

					966,589

Miscellaneous Manufacturing 0.6%
Amsted Industries, Inc., Gtd. Notes, 144A	5.000	03/15/22		175	180,688

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Oil & Gas 1.5%
Gazprom OAO Via Gaz Capital SA (Russia), Sr. Unsec’d. Notes, EMTN	2.850%	10/25/19	CHF	100	$103,457
Petroleos Mexicanos (Mexico), Gtd. Notes	5.500	02/24/25	EUR	100	135,276
Gtd. Notes, EMTN	3.750	02/21/24	EUR	100	124,487
Gtd. Notes, EMTN	3.750	04/16/26	EUR	100	119,406

					482,626

Packaging & Containers 1.2%
Ball Corp., Gtd. Notes	4.375	12/15/23	EUR	100	133,637
Horizon Holdings I SAS (France), Gtd. Notes	7.250	08/01/23	EUR	100	124,056
SIG Combibloc Holdings SCA (Luxembourg), Sr. Sec’d. Notes	7.750	02/15/23	EUR	100	122,892

					380,585

Pharmaceuticals 0.4%
Nidda BondCo GmbH (Germany), Gtd. Notes, 144A	5.000	09/30/25	EUR	100	119,433

Pipelines 0.2%
Rockies Express Pipeline LLC, Sr. Unsec’d. Notes, 144A	6.875	04/15/40		75	83,625

Real Estate Investment Trusts (REITs) 0.4%
MPT Operating Partnership LP/MPT Finance Corp., Gtd. Notes	3.325	03/24/25	EUR	100	122,701

Retail 1.7%
Kirk Beauty One GmbH (Germany), Gtd. Notes	8.750	07/15/23	EUR	100	126,581
PetSmart, Inc., Gtd. Notes, 144A	7.125	03/15/23		150	114,375
Sr. Sec’d. Notes, 144A	5.875	06/01/25		25	21,813
PVH Corp., Sr. Unsec’d. Notes, 144A	3.625	07/15/24	EUR	100	128,761
Rite Aid Corp., Gtd. Notes, 144A	6.125	04/01/23		100	93,000
Ruby Tuesday, Inc., Gtd. Notes	7.625	05/15/20		50	51,250

					535,780

Software 1.2%
BMC Software Finance, Inc., Sr. Unsec’d. Notes, 144A	8.125	07/15/21		150	153,562
Fidelity National Information Services, Inc., Sr. Unsec’d. Notes	1.100	07/15/24	EUR	100	116,929
First Data Corp., Gtd. Notes, 144A	7.000	12/01/23		125	133,753

					404,244

See Notes to Financial Statements.

Prudential Global Absolute Return Bond Fund	21

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Telecommunications 1.6%
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes, 144A	9.750%		07/15/25		125	$125,781
Sprint Capital Corp., Gtd. Notes	8.750		03/15/32		100	121,250
Wind Acquisition Finance SA (Italy), Sr. Sec’d. Notes	4.000		07/15/20	EUR	100	117,650
Wind Tre SpA (Italy), Sr. Sec’d. Notes, 144A	3.125		01/20/25	EUR	120	140,201

						504,882

Transportation 1.1%
Moby SpA (Italy), Sr. Sec’d. Notes, 144A	7.750		02/15/23	EUR	100	116,499
Silk Bidco AS (Norway), Sr. Sec’d. Notes	7.500		02/01/22	EUR	200	243,570

						360,069

TOTAL CORPORATE BONDS (cost $11,928,451)						12,450,649

FOREIGN GOVERNMENT BONDS 33.5%
Abu Dhabi Government International Bond (United Arab Emirates), Sr. Unsec’d. Notes, 144A	2.500		10/11/22		240	238,440
Argentine Bonos del Tesoro (Argentina), Bonds	22.750		03/05/18	ARS	3,012	168,800
Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes	3.875		01/15/22	EUR	495	595,974
Unsec’d. Notes	5.000		01/15/27	EUR	100	117,504
Brazilian Government International Bond (Brazil), Sr. Unsec’d. Notes	2.875		04/01/21	EUR	450	559,565
Bulgaria Government International Bond (Bulgaria), Sr. Unsec’d. Notes	2.950		09/03/24	EUR	450	601,499
Bundesobligation (Germany),
Bonds	0.381	(s)	04/09/21	EUR	90	106,965
Bonds	0.788	(s)	10/08/21	EUR	145	172,369
Bundesrepublik Deutschland (Germany),
Bonds	0.250		02/15/27	EUR	180	208,960
Bonds	0.373	(s)	08/15/26	EUR	100	114,426
Colombia Government International Bond (Colombia), Sr. Unsec’d. Notes, EMTN	3.875		03/22/26	EUR	160	215,711
Cyprus Government International Bond (Cyprus),
Sr. Unsec’d. Notes, EMTN	3.750		07/26/23	EUR	150	201,039
Unsec’d. Notes, EMTN	3.875		05/06/22	EUR	950	1,263,728
Dominican Republic International Bond (Dominican Republic), Sr. Unsec’d. Notes	7.500		05/06/21		230	254,438
Hellenic Republic Government Bond (Greece),
Bonds	3.000	(cc)	02/24/23	EUR	55	60,701
Bonds	3.000	(cc)	02/24/24	EUR	90	97,423
Bonds	3.000	(cc)	02/24/27	EUR	175	180,182
Bonds	3.000	(cc)	02/24/28	EUR	280	279,758
Bonds	3.000	(cc)	02/24/29	EUR	220	214,729

See Notes to Financial Statements.

22

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

FOREIGN GOVERNMENT BONDS (Continued)
Hellenic Republic Government Bond (Greece), (cont’d.)
Bonds	3.000	%(cc)	02/24/32	EUR	135	$125,411
Bonds	8.778	(s)	10/15/42	EUR	11,805	48,129
Sr. Unsec’d. Notes, 144A	4.375		08/01/22	EUR	170	197,676
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes, EMTN	2.875		07/08/21	EUR	350	441,332
Sr. Unsec’d. Notes	3.375		07/30/25	EUR	100	129,727
Sr. Unsec’d. Notes, EMTN	3.750		06/14/28	EUR	200	263,932
Japan Government Five Year Bond (Japan), Sr. Unsec’d. Notes(k)	0.100		09/20/20	JPY	150,000	1,328,015
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes	2.750		04/22/23	EUR	115	146,496
Portugal Obrigacoes do Tesouro OT (Portugal),
Sr. Unsec’d. Notes, 144A	3.875		02/15/30	EUR	305	402,954
Sr. Unsec’d. Notes, 144A	5.650		02/15/24	EUR	260	382,807
Republic of Poland Government International Bond (Poland), Sr. Unsec’d. Notes, EMTN	3.750		01/19/23	EUR	200	274,117
Romanian Government International Bond (Romania), Sr. Unsec’d. Notes, EMTN	2.875		10/28/24	EUR	680	870,721
Saudi Government International Bond (Saudi Arabia), Sr. Unsec’d. Notes, 144A, MTN	2.875		03/04/23		200	199,200
Spain Government Bond (Spain), Sr. Unsec’d. Notes, 144A	1.450		10/31/27	EUR	235	273,514
Turkey Government Bond (Turkey), Bonds	9.000		07/24/24	TRY	200	46,605

TOTAL FOREIGN GOVERNMENT BONDS (cost $9,786,034)						10,782,847

RESIDENTIAL MORTGAGE-BACKED SECURITIES 5.1%
CIM Commercial Trust, Series 2017-3, Class A1, 144A, 1 Month LIBOR + 2.000%	3.235	(c)	01/25/57		97	98,290
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M3, 1 Month LIBOR + 3.300%	4.537	(c)	10/25/27		1,000	1,112,885
LSTAR Securities Investment Ltd. (Cayman Islands), Series 2017-4, Class A, 144A, 1 Month LIBOR + 2.000%	3.237	(c)	05/01/22		161	160,716
LSTAR Securities Investment Ltd., Series 2017-5, Class A, 144A, 1 Month LIBOR + 2.000%	3.237	(c)	05/01/22		165	165,273
Series 2017-6, Class A, 144A, 1 Month LIBOR + 1.750%^	2.986	(c)	09/01/22		99	98,884

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $1,482,456)						1,636,048

See Notes to Financial Statements.

Prudential Global Absolute Return Bond Fund	23

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS 2.4%
U.S. Treasury Bonds(h)	2.000%	11/15/26	190	$184,523
U.S. Treasury Bonds	2.250	10/31/24	195	195,259
U.S. Treasury Notes(h)	1.875	04/30/22	405	403,323

TOTAL U.S. TREASURY OBLIGATIONS (cost $788,023)				783,105

TOTAL LONG-TERM INVESTMENTS (cost $25,970,559)				27,659,463

SHORT-TERM INVESTMENTS 16.7%

			Shares

AFFILIATED MUTUAL FUND 13.7%
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund (cost $4,386,010)(w)			4,386,010	4,386,010

OPTIONS PURCHASED* 3.0%
(cost $1,467,408)				959,090

TOTAL SHORT-TERM INVESTMENTS (cost $5,853,418)				5,345,100

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN 102.6% (cost $31,823,977)				33,004,563

OPTIONS WRITTEN* (3.9)%
(premiums received $1,941,761)				(1,266,599)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN 98.7% (cost $29,882,216)				31,737,964
Other assets in excess of liabilities(z) 1.3%				428,290

NET ASSETS 100.0%				$32,166,254

The following abbreviations are used in the annual report:

A	Annual payment frequency for swaps
D	Daily payment frequency for swaps
M	Monthly payment frequency for swaps
Q	Quarterly payment frequency for swaps
S	Semiannual payment frequency for swaps
T	Swap payment upon termination

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

BBSW—Australian Bank Bill Swap Reference Rate

bps—Basis Points

BROIS—Brazil Overnight Interbank Deposit

See Notes to Financial Statements.

24

BUBOR—Budapest Interbank Offered Rate

CDX—Credit Derivative Index

CIBOR—Copenhagen Interbank Offered Rate

CLOIS—Sinacofi Chile Interbank Rate Average

CMBX—Commercial Mortgage Backed Securities Index

COOIS—Colombia Overnight Interbank Reference Rate

DAC—Designated Activity Company

EMTN—Euro Medium Term Note

EONIA—Euro Overnight Index Average

EURIBOR—Euro Interbank Offered Rate

GMTN—Global Medium Term Note

HICP—Harmonized Index of Consumer Prices

iTraxx—International Credit Derivative Index

JIBAR—Johannesburg Interbank Agreed Rate

LIBOR—London Interbank Offered Rate

NIBOR—Norwegian Interbank Offered Rate

OTC—Over-the-counter

PRIBOR—Prague Interbank Offered Rate

SONIA—Sterling Overnight Index Average

STIBOR—Stockholm Interbank Offered Rate

TELBOR—Tel Aviv Interbank Offered Rate

USOIS—United States Overnight Index Swap

WIBOR—Warsaw Interbank Offered Rate

ARS—Argentine Peso

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CLP—Chilean Peso

CNH—Chinese Renminbi (offshore)

COP—Colombian Peso

CZK—Czech Koruna

DKK—Danish Krone

EUR—Euro

GBP—British Pound

HUF—Hungarian Forint

IDR—Indonesian Rupiah

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

NOK—Norwegian Krone

NZD—New Zealand Dollar

PEN—Peruvian Nuevo Sol

PHP—Philippine Peso

PLN—Polish Zloty

RUB—Russian Ruble

SEK—Swedish Krona

SGD—Singapore Dollar

THB—Thai Baht

See Notes to Financial Statements.

Prudential Global Absolute Return Bond Fund	25

Schedule of Investments (continued)

as of October 31, 2017

TRY—Turkish Lira

TWD—New Taiwanese Dollar

USD—United States Dollar

ZAR—South African Rand

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $98,884 and 0.3% of net assets.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2017.
(cc)	Variable rate instrument. The rate shown is based on the latest available information as of October 31, 2017. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post maturity.
(f)	Indicates a restricted security; the aggregate original cost of the restricted securities is $255,723. The aggregate value of $264,135 is approximately 0.8% of net assets.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(s)	Represents zero coupon bond or principal only securities. Rate represents yield to maturity at purchase date.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund.
(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end, with the exception of options which are included in total investments, net of written options, at market value:

Exchange-Traded Options Purchased:

Description	Call/Put	Expiration Date	Strike Price	Contracts	Notional Amount (000)#	Value
10 Year U.S. Treasury Notes Futures	Call	11/24/17	$125.50	75	75	$18,750
10 Year U.S. Treasury Notes Futures	Call	11/24/17	$127.50	75	75	1,172

						$19,922

Exchange-Traded Options Written:

Description	Call/Put	Expiration Date	Strike Price	Contracts	Notional Amount (000)#	Value
10 Year U.S. Treasury Notes Futures	Call	11/24/17	$126.50	150	150	$(9,375)

See Notes to Financial Statements.

26

OTC Options Purchased:
Description	Call/Put	Counterparty	Expiration Date	Strike Price	Contracts	Notional Amount (000)#		Value
CBOE Volatility Index Futures	Call	Citigroup Global Markets	11/15/17	$12.00	10,303		10,303	$6,697
Currency Option EUR vs BRL	Call	Citigroup Global Markets	04/04/18	3.40	—	EUR	100	15,604
Currency Option EUR vs TRY	Call	BNP Paribas	02/26/18	6.00	—	EUR	1,500	1,958
Currency Option EUR vs TRY	Call	BNP Paribas	06/27/18	6.00	—	EUR	1,250	9,224
Currency Option EUR vs USD	Call	Morgan Stanley	02/26/18	1.30	—	EUR	3,000	1,308
Currency Option EUR vs USD	Call	BNP Paribas	02/26/20	1.30	—	EUR	3,000	95,119
Currency Option EUR vs ZAR	Call	BNP Paribas	11/28/17	22.00	—	EUR	1,200	28
Currency Option USD vs BRL	Call	BNP Paribas	02/26/18	5.50	—		4,000	434
Currency Option USD vs BRL	Call	JPMorgan Chase	03/27/18	4.75	—		1,000	576
Currency Option USD vs BRL	Call	Hong Kong & Shanghai Bank	06/27/18	5.00	—		1,500	2,123
Currency Option USD vs BRL	Call	JPMorgan Chase	09/26/18	4.75	—		2,000	10,248
Currency Option USD vs CAD	Call	Citigroup Global Markets	01/30/19	1.50	—		2,000	8,480
Currency Option USD vs CAD	Call	Hong Kong & Shanghai Bank	07/30/19	1.30	—		2,000	72,621
Currency Option USD vs CNH	Call	Hong Kong & Shanghai Bank	11/30/17	8.75	—		4,000	0.00
Currency Option USD vs CNH	Call	Morgan Stanley	11/28/18	7.75	—		2,000	4,710
Currency Option USD vs CNH	Call	JPMorgan Chase	11/28/18	8.75	—		4,000	2,404
Currency Option USD vs IDR	Call	BNP Paribas	11/28/17	18,000.00	—		1,500	2
Currency Option USD vs IDR	Call	Morgan Stanley	02/26/18	16,000.00	—		1,500	1,793
Currency Option USD vs KRW	Call	Morgan Stanley	02/20/18	1,600.00	—		1,500	746
Currency Option USD vs KRW	Call	Morgan Stanley	02/26/18	1,500.00	—		1,500	1,236
Currency Option USD vs KRW	Call	Morgan Stanley	07/27/18	1,500.00	—		1,500	4,265
Currency Option USD vs KRW	Call	JPMorgan Chase	04/26/19	1,250.00	—		1,500	34,765
Currency Option USD vs KRW	Call	Morgan Stanley	07/29/19	1,150.00	—		1,500	62,979
Currency Option USD vs KRW	Call	Deutsche Bank AG	02/20/18	1,450.00	—		1,500	1,387
Currency Option USD vs MXN	Call	JPMorgan Chase	01/12/18	24.00	—		4,000	1,953
Currency Option USD vs MXN	Call	Citigroup Global Markets	03/23/18	19.25	—		300	11,887
Currency Option USD vs MXN	Call	Deutsche Bank AG	01/29/19	30.00	—		1,000	7,734
Currency Option USD vs RUB	Call	Morgan Stanley	03/27/18	90.00	—		1,500	637
Currency Option USD vs TRY	Call	BNP Paribas	04/27/18	5.40	—		1,500	3,145
Currency Option USD vs TRY	Call	Credit Suisse First Boston Corp.	11/29/18	5.00	—		1,000	21,222
Currency Option USD vs TRY	Call	BNP Paribas	11/29/18	6.00	—		1,000	7,940
Currency Option USD vs ZAR	Call	Credit Suisse First Boston Corp.	11/08/17	25.00	—		1,500	0.00
Currency Option USD vs ZAR	Call	Hong Kong & Shanghai Bank	11/28/18	24.00	—		1,500	9,363
CBOE Volatility Index Futures	Put	Citigroup Global Markets	11/15/17	11.50	10,303		10,303	10,303
Currency Option AUD vs JPY	Put	BNP Paribas	12/27/17	67.00	—	AUD	12,000	290.00
Currency Option AUD vs JPY	Put	Morgan Stanley	12/27/17	76.00	—	AUD	6,000	1,419
Currency Option AUD vs JPY	Put	BNP Paribas	03/26/18	61.00	—	AUD	9,500	2,709
Currency Option AUD vs JPY	Put	BNP Paribas	06/26/19	80.00	—	AUD	9,500	284,799
Currency Option EUR vs USD	Put	JPMorgan Chase	02/26/18	1.00	—	EUR	3,000	207
Currency Option USD vs BRL	Put	Morgan Stanley	11/16/17	3.70	—		1,000	128,558
Currency Option USD vs KRW	Put	Morgan Stanley	02/20/18	1,000.00	—		1,000	316
Currency Option USD vs KRW	Put	Deutsche Bank AG	07/29/19	1,050.00	—		1,050	35,269

								$866,458

See Notes to Financial Statements.

Prudential Global Absolute Return Bond Fund	27

Schedule of Investments (continued)

as of October 31, 2017

OTC Options Written:

Description	Call/Put	Counterparty	Expiration Date	Strike Price	Contracts	Notional Amount (000)#		Value
CBOE Volatility Index Futures	Call	Citigroup Global Markets	11/15/17	$11.00	10,303		10,303	$(9,170)
Currency Option EUR vs BRL	Call	Citigroup Global Markets	04/04/18	3.80	—	EUR	100	(5,583.00)
Currency Option EUR vs TRY	Call	Credit Suisse First Boston Corp.	06/27/18	6.00	—	EUR	1,250	(9,178)
Currency Option EUR vs TRY	Call	BNP Paribas	04/26/19	6.00	—	EUR	1,500	(69,400)
Currency Option EUR VS USD	Call	BNP Paribas	02/26/18	1.30	—	EUR	3,000	(1,308)
Currency Option EUR vs USD	Call	Morgan Stanley	02/26/20	1.30	—	EUR	3,000	(95,119)
Currency Option EUR vs ZAR	Call	BNP Paribas	09/26/18	22.00	—	EUR	1,200	(20,780)
Currency Option USD vs BRL	Call	Hong Kong & Shanghai Bank	02/26/18	5.50	—		2,000	(217)
Currency Option USD vs BRL	Call	Credit Suisse First Boston Corp.	06/27/18	5.00	—		1,500	(2,123)
Currency Option USD vs BRL	Call	Morgan Stanley	09/26/18	4.75	—		2,000	(10,248)
Currency Option USD vs BRL	Call	Hong Kong & Shanghai Bank	04/26/19	5.00	—		2,000	(25,751)
Currency Option USD vs BRL	Call	JPMorgan Chase	09/26/19	4.75	—		1,000	(21,751)
Currency Option USD vs CAD	Call	Hong Kong & Shanghai Bank	07/30/19	1.40	—		4,000	(62,860)
Currency Option USD vs CNH	Call	Morgan Stanley	11/28/18	8.75	—		4,000	(2,404)
Currency Option USD vs CNH	Call	Hong Kong & Shanghai Bank	11/28/18	7.75	—		2,000	(4,710)
Currency Option USD vs IDR	Call	Morgan Stanley	11/28/17	18,000.00	—		1,500	(2)
Currency Option USD vs IDR	Call	BNP Paribas	02/26/18	16,000.00	—		1,500	(1,793)
Currency Option USD vs KRW	Call	Citigroup Global Markets	07/27/18	1,500.00	—		1,500	(4,265)
Currency Option USD vs KRW	Call	JPMorgan Chase	04/26/19	1,400.00	—		3,000	(40,205)
Currency Option USD vs KRW	Call	Morgan Stanley	05/29/19	1,500.00	—		1,500	(16,795)
Currency Option USD vs KRW	Call	Morgan Stanley	07/29/19	1,450.00	—		3,000	(39,502)
Currency Option USD vs MXN	Call	Citigroup Global Markets	03/23/18	21.25	—		300	(3,160)
Currency Option USD vs MXN	Call	Morgan Stanley	01/29/19	30.00	—		1,000	(7,735)
Currency Option USD vs MXN	Call	JPMorgan Chase	03/27/19	24.00	—		4,000	(118,040)
Currency Option USD vs RUB	Call	Morgan Stanley	06/27/19	90.00	—		1,500	(21,096)
Currency Option USD vs TRY	Call	BNP Paribas	11/29/18	5.00	—		1,000	(21,222)
Currency Option USD vs TRY	Call	Credit Suisse First Boston Corp.	11/29/18	6.00	—		1,000	(7,940)
Currency Option USD vs TRY	Call	BNP Paribas	08/28/19	5.40	—		1,500	(57,032)
Currency Option USD vs ZAR	Call	Credit Suisse First Boston Corp.	11/28/18	24.00	—		1,500	(9,363)
Currency Option USD vs ZAR	Call	Hong Kong & Shanghai Bank	06/26/19	20.00	—		1,500	(48,380)
CBOE Volatility Index Futures	Put	Citigroup Global Markets	11/15/17	10.50	10,303		10,303	(3,091)
Currency Option AUD vs JPY	Put	Morgan Stanley	12/27/17	67.00	—	AUD	12,000	(243,116)
Currency Option AUD vs JPY	Put	BNP Paribas	12/27/17	76.00	—	AUD	6,000	(290)
Currency Option AUD vs JPY	Put	BNP Paribas	06/26/19	70.00	—	AUD	19,000	(1,419)
Currency Option EUR vs BRL	Put	Citigroup Global Markets	04/04/18	3.20	—		100	(21)
Currency Option EUR vs USD	Put	BNP Paribas	02/26/18	1.00	—		3,000	(207)
Currency Option USD vs BRL	Put	Citigroup Global Markets	11/16/17	3.70	—		1,000	(128,558)
Currency Option USD vs KRW	Put	Morgan Stanley	07/29/19	1,050.00	—		1,500	(35,269)
Currency Option USD vs MXN	Put	Citigroup Global Markets	03/23/18	17.75	—		300	(702)

								$(1,149,805)

See Notes to Financial Statements.

28

OTC Swaptions Purchased:

Description	Call/ Put	Counterparty	Expiration Date	Strike Price	Receive	Pay	Notional Amount (000)#		Value
5 Year x 10 Year Interest Rate Swap 04/17/2033	Call	JPMorgan Chase	04/12/18	1.80%	1.80% (S)	3 Month LIBOR (Q)		2,470	$1,325
5 Year x 10 Year Interest Rate Swap 10/16/2033	Call	JPMorgan Chase	10/12/18	2.60%	2.60% (S)	3 Month LIBOR (Q)		2,470	39,726
CDX.NA.IG.29.V1 12/20/2022	Call	Goldman Sachs & Co.	11/15/17	$52.50	1.00% (Q)	CDX.NA.IG.29.V1 (Q)		22,000	12,961
30 Year Interest Rate Swap 04/24/2048	Put	Citigroup Global Markets	04/20/18	2.75%	3 Month LIBOR (Q)	2.75% (S)		40	899
30 Year Interest Rate Swap 04/24/2048	Put	Barclays Capital Group	04/20/18	2.75%	3 Month LIBOR (Q)	2.75% (S)		370	8,313
CDX.NA.IG.29.V1 12/20/2022	Put	Goldman Sachs & Co.	12/20/17	$67.50	CDX.NA.IG.29.V1 (Q)	1.00% (Q)		22,000	7,803
iTraxx.XO.28.V1 12/20/2022	Put	BNP Paribas	12/20/17	$400	iTraxx.XO.28.V1 (Q)	5.00% (Q)		EUR 6,000	1,683

									$72,710

OTC Swaptions Written:

Description	Call/ Put	Counterparty	Expiration Date	Strike Price	Receive	Pay	Notional Amount (000)#		Value
5 Year x 10 Year Interest Rate Swap 10/16/2033	Call	JPMorgan Chase	10/12/18	2.10%	3 Month LIBOR (Q)	2.10% (S)		2,470	$(13,739)
5 Year x 10 Year Interest Rate Swap 10/16/2033	Call	JPMorgan Chase	10/12/18	2.30%	3 Month LIBOR (Q)	2.30% (S)		2,470	(21,468)
CDX.NA.IG.29.V1 12/20/2022	Call	Goldman Sachs & Co.	11/15/17	$57.50	CDX.NA.IG.29.V1 (Q)	1.00% (Q)		22,000	(54,218)
30 Year Interest Rate Swap 04/24/2048	Put	Barclays Capital Group	04/20/18	3.05%	3.05% (S)	3 Month LIBOR (Q)		370	(2,816)
30 Year Interest Rate Swap 04/24/2048	Put	Citigroup Global Markets	04/20/18	3.05%	3.05% (S)	3 Month LIBOR (Q)		40	(304)
CDX.NA.IG.29.V1 12/20/2022	Put	Goldman Sachs & Co.	12/20/17	$90	1.00% (Q)	CDX.NA.IG.29.V1 (Q)		22,000	(3,442)
iTraxx.XO.28.V1 12/20/2022	Put	BNP Paribas	03/21/18	$400	5.00% (Q)	iTraxx.XO.28.V1 (Q)	EUR	6,000	(11,432)

									$(107,419)

See Notes to Financial Statements.

Prudential Global Absolute Return Bond Fund	29

Schedule of Investments (continued)

as of October 31, 2017

Futures contracts outstanding at October 31, 2017:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
	Long Positions:
6	10 Year Australian Treasury Bonds	Dec. 2017	$4,521,244	$4,528,457	$7,213
20	10 Year Euro-Bund	Dec. 2017	3,759,675	3,791,585	31,910
4	10 Year U.K. Gilt	Dec. 2017	658,760	660,513	1,753
56	10 Year U.S. Treasury Notes	Dec. 2017	6,989,844	6,996,500	6,656
16	10 Year U.S. Ultra Treasury Notes	Dec. 2017	2,142,469	2,142,750	281
27	30 Year U.S. Ultra Treasury Bonds	Dec. 2017	4,420,464	4,449,094	28,630

					76,443

	Short Positions:
101	2 Year U.S. Treasury Notes	Dec. 2017	21,767,835	21,751,297	16,538
10	5 Year Euro-Bobl	Dec. 2017	1,528,050	1,535,039	(6,989)
12	5 Year U.S. Treasury Notes	Dec. 2017	1,407,469	1,406,250	1,219
4	10 Year Canadian Government Bonds	Dec. 2017	419,720	426,107	(6,387)
20	20 Year U.S. Treasury Bonds	Dec. 2017	3,038,125	3,049,375	(11,250)
5	30 Year Euro Buxl	Dec. 2017	950,867	967,524	(16,657)
18	Euro Schatz. DUA Index	Dec. 2017	2,351,482	2,353,893	(2,411)

					(25,937)

					$50,506

Cash and foreign currency of $270,057 has been segregated with JPMorgan Chase to cover requirements for open futures contracts at October 31, 2017.

Forward foreign currency exchange contracts outstanding at October 31, 2017:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 12/29/17	Morgan Stanley	AUD	403	$320,961	$308,071	$(12,890)
Expiring 01/12/18	Barclays Capital Group	AUD	44	34,300	33,333	(967)
Expiring 01/12/18	Barclays Capital Group	AUD	53	41,550	40,681	(869)
Expiring 01/12/18	Barclays Capital Group	AUD	156	122,650	119,063	(3,587)
Expiring 01/12/18	Citigroup Global Markets	AUD	17	13,037	12,815	(222)
Expiring 01/12/18	Citigroup Global Markets	AUD	53	41,550	40,654	(896)
Expiring 01/12/18	JPMorgan Chase	AUD	61	48,264	46,987	(1,277)
Expiring 01/12/18	UBS AG	AUD	44	34,300	33,287	(1,013)

See Notes to Financial Statements.

30

Forward foreign currency exchange contracts outstanding at October 31, 2017 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d):
Australian Dollar, (cont’d.)
Expiring 01/12/18	UBS AG	AUD	61	$48,264	$46,868	$(1,396)
Expiring 01/12/18	UBS AG	AUD	74	57,900	56,245	(1,655)
Expiring 01/31/18	Citigroup Global Markets	AUD	51	39,000	38,879	(121)
Expiring 01/31/18	UBS AG	AUD	58	44,000	44,006	6
Expiring 01/31/18	UBS AG	AUD	60	46,000	45,719	(281)
Expiring 06/28/19	Morgan Stanley	AUD	171	132,267	130,358	(1,909)
Brazilian Real,
Expiring 11/03/17	Citigroup Global Markets	BRL	168	52,745	51,465	(1,280)
Expiring 11/03/17	Citigroup Global Markets	BRL	722	225,465	220,653	(4,812)
Expiring 11/03/17	UBS AG	BRL	144	44,746	43,935	(811)
Expiring 11/03/17	UBS AG	BRL	197	63,560	60,260	(3,300)
Expiring 11/20/17	Citigroup Global Markets	BRL	1,415	342,079	431,219	89,140
Expiring 01/31/18	Citigroup Global Markets	BRL	122	37,000	36,841	(159)
Expiring 02/02/18	Citigroup Global Markets	BRL	590	177,822	178,167	345
Expiring 06/29/18	Hong Kong & Shanghai Bank	BRL	265	77,000	78,768	1,768
Expiring 07/31/18	UBS AG	BRL	1,268	379,873	374,681	(5,192)
Expiring 09/28/18	JPMorgan Chase	BRL	268	81,000	78,734	(2,266)
Expiring 04/30/19	JPMorgan Chase	BRL	290	83,545	82,381	(1,164)
British Pound,
Expiring 01/26/18	Citigroup Global Markets	GBP	80	105,900	106,603	703
Expiring 01/26/18	UBS AG	GBP	27	36,000	36,008	8
Canadian Dollar,
Expiring 01/12/18	Barclays Capital Group	CAD	60	48,218	46,639	(1,579)
Expiring 01/12/18	Barclays Capital Group	CAD	60	48,218	46,713	(1,505)
Expiring 01/12/18	Citigroup Global Markets	CAD	80	63,918	61,900	(2,018)
Expiring 01/12/18	JPMorgan Chase	CAD	80	64,300	62,158	(2,142)
Expiring 01/12/18	UBS AG	CAD	50	39,915	38,888	(1,027)
Expiring 01/12/18	UBS AG	CAD	170	135,969	131,801	(4,168)
Expiring 01/31/19	Citigroup Global Markets	CAD	429	333,000	333,665	665
Chinese Renminbi,
Expiring 11/30/18	Citigroup Global Markets	CNH	1,806	261,155	265,724	4,569
Expiring 11/30/18	JPMorgan Chase	CNH	416	60,000	61,214	1,214
Expiring 11/30/18	Morgan Stanley	CNH	112	15,000	16,492	1,492
Colombian Peso,
Expiring 12/18/17	Citigroup Global Markets	COP	233,223	79,549	76,313	(3,236)
Expiring 12/18/17	Citigroup Global Markets	COP	303,209	102,609	99,213	(3,396)
Czech Koruna,
Expiring 01/08/18	UBS AG	CZK	2,357	107,945	107,514	(431)
Expiring 01/08/18	UBS AG	CZK	2,357	107,977	107,514	(463)

See Notes to Financial Statements.

Prudential Global Absolute Return Bond Fund	31

Schedule of Investments (continued)

as of October 31, 2017

Forward foreign currency exchange contracts outstanding at October 31, 2017 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d):
Euro,
Expiring 01/26/18	Hong Kong & Shanghai Bank	EUR	41	$48,201	$47,550	$(651)
Expiring 01/26/18	UBS AG	EUR	37	44,000	43,393	(607)
Expiring 01/31/18	Hong Kong & Shanghai Bank	EUR	61	71,676	70,998	(678)
Expiring 01/31/18	UBS AG	EUR	37	44,000	43,573	(427)
Expiring 01/31/18	UBS AG	EUR	48	57,000	56,734	(266)
Expiring 02/28/18	BNP Paribas	EUR	324	391,092	380,163	(10,929)
Expiring 02/28/18	Citigroup Global Markets	EUR	219	258,433	256,501	(1,932)
Expiring 02/28/18	JPMorgan Chase	EUR	339	375,968	397,763	21,795
Expiring 02/28/20	BNP Paribas	EUR	794	898,610	979,043	80,433
Expiring 02/28/20	Morgan Stanley	EUR	653	756,762	805,183	48,421
Hungarian Forint,
Expiring 01/24/18	Goldman Sachs & Co.	HUF	54,005	207,345	202,944	(4,401)
Indian Rupee,
Expiring 11/03/17	Barclays Capital Group	INR	3,392	52,000	52,340	340
Expiring 11/03/17	Citigroup Global Markets	INR	652	10,082	10,056	(26)
Expiring 11/03/17	Citigroup Global Markets	INR	1,510	23,001	23,310	309
Expiring 11/03/17	Citigroup Global Markets	INR	22,470	349,744	346,769	(2,975)
Expiring 11/03/17	UBS AG	INR	14,980	231,528	231,179	(349)
Expiring 01/30/18	Bank of America	INR	12,152	185,367	185,481	114
Expiring 01/30/18	Citigroup Global Markets	INR	8,581	130,609	130,981	372
Expiring 01/30/18	Morgan Stanley	INR	12,152	184,690	185,481	791
Indonesian Rupiah,
Expiring 11/16/17	Citigroup Global Markets	IDR	631,075	47,831	46,468	(1,363)
Expiring 11/30/17	Barclays Capital Group	IDR	2,407,461	176,616	177,058	442
Expiring 11/30/17	Morgan Stanley	IDR	10,633,637	803,600	782,058	(21,542)
Expiring 02/12/18	Morgan Stanley	IDR	3,778,884	276,172	275,822	(350)
Expiring 02/28/18	Barclays Capital Group	IDR	1,446,762	105,074	105,398	324
Japanese Yen,
Expiring 01/26/18	Barclays Capital Group	JPY	24,335	216,099	215,010	(1,089)
Expiring 01/26/18	UBS AG	JPY	12,757	112,461	112,711	250
Mexican Peso,
Expiring 11/10/17	Citigroup Global Markets	MXN	6,378	351,682	332,046	(19,636)
Expiring 11/10/17	Morgan Stanley	MXN	152	8,355	7,904	(451)
Expiring 03/27/18	Citigroup Global Markets	MXN	2,387	120,000	121,429	1,429
Expiring 01/31/19	Deutsche Bank AG	MXN	573	30,000	27,870	(2,130)
New Taiwanese Dollar,
Expiring 11/08/17	Barclays Capital Group	TWD	2,096	69,000	69,507	507
Expiring 11/08/17	Barclays Capital Group	TWD	4,123	136,000	136,752	752
Expiring 11/08/17	Citigroup Global Markets	TWD	657	22,100	21,786	(314)

See Notes to Financial Statements.

32

Forward foreign currency exchange contracts outstanding at October 31, 2017 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d):
New Taiwanese Dollar, (cont’d.)
Expiring 11/08/17	Citigroup Global Markets	TWD	693	$23,000	$23,001	$1
Expiring 11/08/17	Citigroup Global Markets	TWD	936	31,000	31,053	53
Expiring 11/08/17	UBS AG	TWD	2,282	75,000	75,683	683
New Zealand Dollar,
Expiring 01/12/18	Barclays Capital Group	NZD	46	32,800	31,288	(1,512)
Expiring 01/12/18	Barclays Capital Group	NZD	75	52,994	51,181	(1,813)
Expiring 01/12/18	UBS AG	NZD	32	22,000	21,974	(26)
Expiring 01/12/18	UBS AG	NZD	46	32,800	31,203	(1,597)
Expiring 01/12/18	UBS AG	NZD	99	67,500	67,560	60
Expiring 01/12/18	UBS AG	NZD	139	96,486	94,841	(1,645)
Norwegian Krone,
Expiring 01/24/18	Citigroup Global Markets	NOK	685	86,266	84,088	(2,178)
Philippine Peso,
Expiring 12/15/17	Citigroup Global Markets	PHP	2,619	51,033	50,585	(448)
Expiring 12/15/17	UBS AG	PHP	2,441	47,961	47,142	(819)
Expiring 12/15/17	UBS AG	PHP	4,975	96,000	96,095	95
Expiring 01/25/18	Citigroup Global Markets	PHP	6,102	119,530	117,569	(1,961)
Polish Zloty,
Expiring 01/24/18	Barclays Capital Group	PLN	589	163,899	161,885	(2,014)
Russian Ruble,
Expiring 11/17/17	Citigroup Global Markets	RUB	2,195	36,339	37,427	1,088
Expiring 11/17/17	Citigroup Global Markets	RUB	2,337	38,695	39,855	1,160
Expiring 11/17/17	Citigroup Global Markets	RUB	2,340	38,696	39,891	1,195
Expiring 01/12/18	JPMorgan Chase	RUB	19,645	333,520	331,652	(1,868)
Expiring 03/28/18	Morgan Stanley	RUB	3,278	52,000	54,765	2,765
Expiring 06/28/19	Barclays Capital Group	RUB	3,187	50,835	50,218	(617)
Singapore Dollar,
Expiring 11/13/17	Citigroup Global Markets	SGD	46	34,000	33,426	(574)
Expiring 11/13/17	Citigroup Global Markets	SGD	77	57,000	56,441	(559)
Expiring 11/13/17	Citigroup Global Markets	SGD	125	93,000	91,939	(1,061)
Expiring 11/13/17	UBS AG	SGD	105	78,075	76,937	(1,138)
Expiring 11/13/17	UBS AG	SGD	105	78,075	76,946	(1,129)
Expiring 11/13/17	UBS AG	SGD	189	140,050	138,781	(1,269)
South African Rand,
Expiring 12/15/17	Citigroup Global Markets	ZAR	2,230	161,700	156,457	(5,243)
Expiring 01/31/18	Bank of America	ZAR	822	58,995	57,262	(1,733)
Expiring 01/31/18	Citigroup Global Markets	ZAR	769	54,000	53,542	(458)
Expiring 11/30/18	Hong Kong & Shanghai Bank	ZAR	742	53,000	49,356	(3,644)

See Notes to Financial Statements.

Prudential Global Absolute Return Bond Fund	33

Schedule of Investments (continued)

as of October 31, 2017

Forward foreign currency exchange contracts outstanding at October 31, 2017 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d):
South Korean Won,
Expiring 11/17/17	Citigroup Global Markets	KRW	21,667	$19,031	$19,340	$309
Expiring 11/17/17	JPMorgan Chase	KRW	135,300	120,000	120,775	775
Expiring 11/17/17	UBS AG	KRW	77,518	69,000	69,196	196
Expiring 01/31/18	BNP Paribas	KRW	36,001	32,001	32,155	154
Expiring 07/31/18	Morgan Stanley	KRW	75,900	69,000	67,919	(1,081)
Expiring 07/31/19	BNP Paribas	KRW	131,292	117,256	118,300	1,044
Expiring 07/31/19	Morgan Stanley	KRW	741,245	661,000	667,897	6,897
Swedish Krona,
Expiring 01/24/18	Citigroup Global Markets	SEK	938	112,338	112,613	275
Expiring 01/24/18	JPMorgan Chase	SEK	574	70,821	68,967	(1,854)
Thai Baht,
Expiring 11/10/17	Citigroup Global Markets	THB	2,431	73,000	73,190	190
Thai Baht,
Expiring 11/10/17	Citigroup Global Markets	THB	2,787	84,000	83,911	(89)
Turkish Lira,
Expiring 12/15/17	Hong Kong & Shanghai Bank	TRY	802	225,870	208,523	(17,347)
Expiring 01/31/18	Citigroup Global Markets	TRY	190	49,000	48,787	(213)
Expiring 11/30/18	BNP Paribas	TRY	124	32,000	29,093	(2,907)
Expiring 11/30/18	Citigroup Global Markets	TRY	977	243,285	229,726	(13,559)
Expiring 11/30/18	Credit Suisse First Boston Corp.	TRY	537	125,000	126,360	1,360

				$15,452,500	$15,520,485	67,985

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Argentine Peso,
Expiring 11/17/17	Citigroup Global Markets	ARS	832	$46,794	$46,584	$210
Australian Dollar,
Expiring 01/12/18	Barclays Capital Group	AUD	93	72,700	71,129	1,571
Expiring 01/12/18	Barclays Capital Group	AUD	93	72,700	71,074	1,626
Expiring 01/12/18	Citigroup Global Markets	AUD	67	51,500	51,190	310
Expiring 01/12/18	Citigroup Global Markets	AUD	65	50,999	49,859	1,140
Expiring 01/12/18	Citigroup Global Markets	AUD	63	48,250	47,928	322
Expiring 01/12/18	Citigroup Global Markets	AUD	62	47,898	47,252	646
Expiring 01/12/18	Citigroup Global Markets	AUD	62	47,898	47,235	663
Expiring 01/12/18	Citigroup Global Markets	AUD	21	16,351	16,100	251
Expiring 01/12/18	UBS AG	AUD	123	95,711	93,904	1,807
Expiring 01/12/18	UBS AG	AUD	63	48,250	47,925	325
Expiring 01/12/18	UBS AG	AUD	29	22,000	22,004	(4)

See Notes to Financial Statements.

34

Forward foreign currency exchange contracts outstanding at October 31, 2017 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d):
Brazilian Real,
Expiring 11/03/17	Barclays Capital Group	BRL	263	$81,047	$80,474	$573
Expiring 11/03/17	Citigroup Global Markets	BRL	590	179,866	180,270	(404)
Expiring 11/03/17	Citigroup Global Markets	BRL	260	81,054	79,594	1,460
Expiring 11/03/17	Citigroup Global Markets	BRL	118	37,000	35,975	1,025
Expiring 11/20/17	Morgan Stanley	BRL	1,415	300,000	431,219	(131,219)
Expiring 01/31/18	UBS AG	BRL	195	59,000	59,009	(9)
Expiring 06/29/18	Credit Suisse First Boston Corp.	BRL	714	183,673	212,006	(28,333)
Expiring 06/29/18	Credit Suisse First Boston Corp.	BRL	432	120,000	128,185	(8,185)
Expiring 09/28/18	Morgan Stanley	BRL	837	240,000	245,432	(5,432)
Expiring 04/30/19	Hong Kong & Shanghai Bank	BRL	846	233,000	240,098	(7,098)
Expiring 09/30/19	JPMorgan Chase	BRL	485	139,000	134,440	4,560
British Pound,
Expiring 01/26/18	UBS AG	GBP	213	281,290	283,673	(2,383)
Expiring 01/26/18	Citigroup Global Markets	GBP	77	101,828	102,065	(237)
Expiring 01/26/18	UBS AG	GBP	77	101,849	102,066	(217)
Canadian Dollar,
Expiring 01/12/18	Barclays Capital Group	CAD	153	122,650	118,857	3,793
Expiring 01/12/18	Barclays Capital Group	CAD	21	16,000	15,909	91
Expiring 01/12/18	Citigroup Global Markets	CAD	76	60,850	59,157	1,693
Expiring 01/12/18	Citigroup Global Markets	CAD	74	59,000	57,514	1,486
Expiring 01/12/18	Hong Kong & Shanghai Bank	CAD	76	60,850	59,132	1,718
Expiring 01/12/18	JPMorgan Chase	CAD	65	51,750	50,565	1,185
Expiring 01/12/18	JPMorgan Chase	CAD	65	51,750	50,391	1,359
Expiring 01/12/18	UBS AG	CAD	144	112,461	111,823	638
Expiring 01/12/18	UBS AG	CAD	87	67,500	67,481	19
Expiring 01/12/18	UBS AG	CAD	73	57,000	56,950	50
Expiring 01/31/19	Morgan Stanley	CAD	261	209,783	203,210	6,573
Expiring 07/31/19	Hong Kong & Shanghai Bank	CAD	54	43,000	41,790	1,210
Chilean Peso,
Expiring 01/17/18	Barclays Capital Group	CLP	25,208	40,000	39,564	436
Expiring 01/17/18	Citigroup Global Markets	CLP	35,156	55,784	55,178	606
Chinese Renminbi,
Expiring 01/26/18	Citigroup Global Markets	CNH	489	73,090	73,219	(129)
Expiring 11/30/18	Hong Kong & Shanghai Bank	CNH	2,439	345,000	358,755	(13,755)
Colombian Peso,
Expiring 12/18/17	Barclays Capital Group	COP	162,498	55,000	53,171	1,829
Expiring 12/18/17	Citigroup Global Markets	COP	240,568	81,054	78,716	2,338
Czech Koruna,
Expiring 01/08/18	Citigroup Global Markets	CZK	1,579	72,000	72,038	(38)

See Notes to Financial Statements.

Prudential Global Absolute Return Bond Fund	35

Schedule of Investments (continued)

as of October 31, 2017

Forward foreign currency exchange contracts outstanding at October 31, 2017 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d):
Euro,
Expiring 01/26/18	Citigroup Global Markets	EUR	2,677	$3,177,836	$3,135,333	$42,503
Expiring 01/26/18	Citigroup Global Markets	EUR	96	112,338	112,938	(600)
Expiring 01/26/18	Citigroup Global Markets	EUR	70	81,185	81,660	(475)
Expiring 01/26/18	Citigroup Global Markets	EUR	70	81,373	81,659	(286)
Expiring 01/26/18	Citigroup Global Markets	EUR	43	50,000	50,101	(101)
Expiring 01/26/18	UBS AG	EUR	2,677	3,178,630	3,135,334	43,296
Expiring 01/26/18	UBS AG	EUR	29	34,000	34,199	(199)
Expiring 02/28/18	BNP Paribas	EUR	794	853,947	931,634	(77,687)
Expiring 02/28/20	BNP Paribas	EUR	1,423	1,795,684	1,754,633	41,051
Indian Rupee,
Expiring 11/03/17	Bank of America	INR	12,152	187,209	187,533	(324)
Expiring 11/03/17	Citigroup Global Markets	INR	8,581	131,896	132,430	(534)
Expiring 11/03/17	Citigroup Global Markets	INR	5,225	81,000	80,628	372
Expiring 11/03/17	Citigroup Global Markets	INR	4,894	75,999	75,529	470
Expiring 11/03/17	Morgan Stanley	INR	12,152	186,548	187,533	(985)
Indonesian Rupiah,
Expiring 11/30/17	JPMorgan Chase	IDR	5,867,535	443,000	431,532	11,468
Expiring 11/30/17	Morgan Stanley	IDR	7,173,563	487,500	527,584	(40,084)
Expiring 02/28/18	BNP Paribas	IDR	1,660,850	118,000	120,994	(2,994)
Israeli Shekel,
Expiring 01/24/18	Citigroup Global Markets	ILS	421	120,176	119,799	377
Expiring 01/24/18	Citigroup Global Markets	ILS	283	81,047	80,658	389
Japanese Yen,
Expiring 12/29/17	Citigroup Global Markets	JPY	35,194	317,909	310,517	7,392
Expiring 01/26/18	Barclays Capital Group	JPY	12,742	112,566	112,585	(19)
Expiring 01/26/18	Citigroup Global Markets	JPY	47,268	417,005	417,633	(628)
Expiring 01/26/18	Citigroup Global Markets	JPY	7,277	64,317	64,294	23
Expiring 01/26/18	UBS AG	JPY	3,743	33,000	33,073	(73)
Expiring 01/31/18	Citigroup Global Markets	JPY	5,071	45,000	44,821	179
Expiring 01/31/18	UBS AG	JPY	5,665	50,000	50,063	(63)
Expiring 01/31/18	UBS AG	JPY	5,316	47,000	46,983	17
Expiring 06/28/19	Bank of America	JPY	14,435	131,689	131,943	(254)
Mexican Peso,
Expiring 11/10/17	Citigroup Global Markets	MXN	697	38,784	36,299	2,485
Expiring 11/10/17	JPMorgan Chase	MXN	839	44,000	43,673	327
Expiring 11/10/17	UBS AG	MXN	521	27,000	27,131	(131)
Expiring 01/31/18	UBS AG	MXN	920	47,000	47,212	(212)
Expiring 01/31/19	Morgan Stanley	MXN	4,241	183,000	206,258	(23,258)

See Notes to Financial Statements.

36

Forward foreign currency exchange contracts outstanding at October 31, 2017 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d):
Mexican Peso, (cont’d.)
Expiring 03/29/19	Barclays Capital Group	MXN	732	$35,240	$35,332	$(92)
Expiring 03/29/19	JPMorgan Chase	MXN	9,056	436,514	436,925	(411)
Expiring 03/29/19	JPMorgan Chase	MXN	4,432	211,000	213,842	(2,842)
New Taiwanese Dollar,
Expiring 11/08/17	Barclays Capital Group	TWD	1,297	43,000	43,024	(24)
Expiring 11/08/17	Citigroup Global Markets	TWD	11,055	366,317	366,701	(384)
Expiring 11/08/17	Citigroup Global Markets	TWD	1,377	45,496	45,679	(183)
Expiring 11/08/17	UBS AG	TWD	3,087	103,000	102,404	596
New Zealand Dollar,
Expiring 01/12/18	Citigroup Global Markets	NZD	91	63,917	61,891	2,026
Expiring 01/12/18	JPMorgan Chase	NZD	132	90,411	89,906	505
Expiring 01/12/18	JPMorgan Chase	NZD	92	64,352	62,813	1,539
Expiring 01/12/18	JPMorgan Chase	NZD	92	64,352	62,691	1,661
Norwegian Krone,
Expiring 01/24/18	Bank of America	NOK	160	20,050	19,573	477
Expiring 01/24/18	Barclays Capital Group	NOK	192	24,132	23,518	614
Expiring 01/24/18	UBS AG	NOK	191	24,132	23,464	668
Expiring 01/24/18	UBS AG	NOK	160	20,050	19,594	456
Peruvian Nuevo Sol,
Expiring 01/12/18	Citigroup Global Markets	PEN	551	167,671	168,794	(1,123)
Philippine Peso,
Expiring 12/15/17	Barclays Capital Group	PHP	4,613	90,000	89,088	912
Expiring 12/15/17	UBS AG	PHP	5,566	108,000	107,503	497
Polish Zloty,
Expiring 01/24/18	Citigroup Global Markets	PLN	296	80,977	81,409	(432)
Russian Ruble,
Expiring 11/17/17	Citigroup Global Markets	RUB	2,263	39,000	38,587	413
Expiring 01/12/18	Barclays Capital Group	RUB	7,393	126,126	124,807	1,319
Expiring 01/12/18	Barclays Capital Group	RUB	3,757	63,475	63,428	47
Expiring 01/12/18	Barclays Capital Group	RUB	3,741	63,475	63,148	327
Expiring 06/28/19	Morgan Stanley	RUB	16,840	250,000	265,358	(15,358)
Singapore Dollar,
Expiring 11/13/17	Citigroup Global Markets	SGD	190	140,050	139,270	780
Expiring 11/13/17	Citigroup Global Markets	SGD	167	123,000	122,793	207
Expiring 11/13/17	Morgan Stanley	SGD	434	319,167	318,786	381
Expiring 11/13/17	UBS AG	SGD	128	94,118	93,721	397
Expiring 11/13/17	UBS AG	SGD	107	79,180	78,827	353

See Notes to Financial Statements.

Prudential Global Absolute Return Bond Fund	37

Schedule of Investments (continued)

as of October 31, 2017

Forward foreign currency exchange contracts outstanding at October 31, 2017 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d):
South African Rand,
Expiring 12/15/17	UBS AG	ZAR	1,078	$80,315	$75,656	$4,659
Expiring 12/15/17	UBS AG	ZAR	1,078	80,315	75,656	4,659
Expiring 01/31/18	UBS AG	ZAR	1,066	74,000	74,182	(182)
Expiring 01/31/18	UBS AG	ZAR	866	60,999	60,266	733
Expiring 11/30/18	Credit Suisse First Boston Corp.	ZAR	2,036	130,000	135,397	(5,397)
Expiring 06/28/19	Hong Kong & Shanghai Bank	ZAR	3,310	229,000	212,884	16,116
South Korean Won,
Expiring 11/17/17	Citigroup Global Markets	KRW	73,866	65,000	65,936	(936)
Expiring 11/17/17	Citigroup Global Markets	KRW	62,604	55,000	55,883	(883)
Expiring 07/31/18	Bank of America	KRW	142,860	125,481	127,838	(2,357)
Expiring 04/30/19	JPMorgan Chase	KRW	86,456	77,000	77,805	(805)
Expiring 05/31/19	Morgan Stanley	KRW	165,750	150,000	149,228	772
Expiring 07/31/19	Deutsche Bank AG	KRW	515,823	462,000	464,781	(2,781)
Swedish Krona,
Expiring 01/24/18	Barclays Capital Group	SEK	196	24,132	23,514	618
Expiring 01/24/18	Citigroup Global Markets	SEK	325	39,000	39,042	(42)
Expiring 01/24/18	Hong Kong & Shanghai Bank	SEK	225	27,700	27,046	654
Expiring 01/24/18	UBS AG	SEK	225	27,700	26,983	717
Expiring 01/24/18	UBS AG	SEK	195	24,132	23,453	679
Swiss Franc,
Expiring 01/26/18	Bank of America	CHF	243	246,577	244,889	1,688
Expiring 01/26/18	Citigroup Global Markets	CHF	105	105,900	105,851	49
Expiring 01/26/18	JPMorgan Chase	CHF	243	246,593	244,889	1,704
Expiring 01/26/18	UBS AG	CHF	486	492,445	489,778	2,667
Expiring 01/26/18	UBS AG	CHF	19	19,000	18,990	10
Thai Baht,
Expiring 11/10/17	Citigroup Global Markets	THB	2,732	82,209	82,248	(39)
Turkish Lira,
Expiring 12/15/17	UBS AG	TRY	306	81,054	79,510	1,544
Expiring 12/15/17	UBS AG	TRY	111	29,000	28,891	109
Expiring 12/15/17	UBS AG	TRY	98	27,000	25,571	1,429
Expiring 01/31/18	UBS AG	TRY	282	72,000	72,309	(309)
Expiring 01/31/18	UBS AG	TRY	211	54,000	54,146	(146)
Expiring 01/31/18	UBS AG	TRY	192	50,000	49,320	680
Expiring 11/30/18	BNP Paribas	TRY	1,997	443,916	469,689	(25,773)
Expiring 11/30/18	BNP Paribas	TRY	334	91,000	78,442	12,558
Expiring 04/30/19	BNP Paribas	TRY	523	120,285	117,859	2,426
Expiring 04/30/19	BNP Paribas	TRY	83	19,000	18,623	377
Expiring 08/29/19	BNP Paribas	TRY	985	239,000	215,207	23,793

				$24,736,773	$24,858,944	(122,171)

						$(54,186)

See Notes to Financial Statements.

38

Cross currency exchange contracts outstanding at October 31, 2017:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation (Depreciation)	Counterparty
OTC cross currency exchange contracts:
12/29/2017	Buy	AUD	99	JPY	7,806	$6,855	Morgan Stanley
12/29/2017	Buy	JPY	40,691	AUD	494	(18,863)	BNP Paribas
01/12/2018	Buy	EUR	34	CAD	52	31	Barclays Capital Group
01/12/2018	Buy	EUR	69	AUD	105	150	Citigroup Global Markets
01/12/2018	Buy	EUR	99	NZD	170	132	Citigroup Global Markets
01/12/2018	Buy	EUR	34	CAD	52	51	Barclays Capital Group
01/26/2018	Buy	CHF	160	EUR	139	(645)	UBS AG
01/26/2018	Buy	EUR	55	CHF	64	87	Barclays Capital Group
01/26/2018	Buy	JPY	12,795	EUR	96	339	Barclays Capital Group
01/26/2018	Buy	JPY	14,819	EUR	112	(612)	Citigroup Global Markets
04/06/2018	Buy	BRL	149	EUR	41	(3,576)	Citigroup Global Markets
04/27/2018	Buy	AUD	497	JPY	40,595	19,398	BNP Paribas
04/27/2018	Buy	JPY	52,515	AUD	601	6,964	BNP Paribas
06/29/2018	Buy	EUR	170	TRY	658	40,247	Credit Suisse First Boston Corp.
06/29/2018	Buy	TRY	946	EUR	210	(16,255)	Credit Suisse First Boston Corp.
06/29/2018	Buy	TRY	497	EUR	112	(10,510)	BNP Paribas
09/28/2018	Buy	EUR	149	ZAR	2,337	20,707	BNP Paribas
04/30/2019	Buy	EUR	320	TRY	1,555	35,784	BNP Paribas
06/28/2019	Buy	AUD	138	JPY	11,668	(1,353)	BNP Paribas

						$78,931

Credit default swap agreements outstanding at October 31, 2017:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2017(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign Issues—Buy Protection(1):
Bank of China Ltd.	06/20/21	1.000%(Q)	100	0.446%	$(2,070)	$2,249	$(4,319)	Deutsche Bank AG
China Development Bank Corp.	06/20/21	1.000%(Q)	100	0.404%	(2,220)	1,421	(3,641)	Deutsche Bank AG
Republic of Argentina	06/20/18	5.000%(Q)	100	0.568%	(3,412)	(4,289)	877	BNP Paribas
Republic of Venezuela	06/20/22	1.000%(Q)	15	63.486%	10,338	9,527	811	Citigroup Global Markets

					$2,636	$8,908	$(6,272)

See Notes to Financial Statements.

Prudential Global Absolute Return Bond Fund	39

Schedule of Investments (continued)

as of October 31, 2017

Credit default swap agreements outstanding at October 31, 2017 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2017(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign Issues—Sell Protection(2):
Federal Republic of Brazil	12/20/20	1.000%(Q)	500	0.957%	$1,243	$(64,528)	$65,771	Deutsche Bank AG
Generalitat de Cataluna	12/20/22	1.000%(Q)	230	4.093%	(29,764)	(34,322)	4,558	Citigroup Global Markets
Kingdom of Belgium	12/20/25	1.000%(Q)	500	0.322%	25,919	14,623	11,296	JPMorgan Chase
Kingdom of Belgium	12/20/25	1.000%(Q)	1,000	0.322%	51,838	24,532	27,306	JPMorgan Chase
Kingdom of Saudi Arabia	12/20/21	1.000%(Q)	250	0.622%	4,053	(5,095)	9,148	Barclays Capital Group
Kingdom of Spain	12/20/20	1.000%(Q)	250	0.455%	4,456	2,159	2,297	JPMorgan Chase
Kingdom of Spain	06/20/22	1.000%(Q)	700	0.622%	12,466	6,571	5,895	JPMorgan Chase
Kingdom of Spain	12/20/25	1.000%(Q)	750	0.980%	1,949	(16,633)	18,582	JPMorgan Chase
Oriental Republic of Uruguay	06/20/20	1.000%(Q)	250	1.064%	(118)	(1,619)	1,501	Citigroup Global Markets
People’s Republic of China	12/20/20	1.000%(Q)	750	0.292%	17,155	(403)	17,558	JPMorgan Chase
Petroleo Brasileiro SA	06/20/18	1.000%(Q)	250	0.420%	1,217	(11,181)	12,398	Barclays Capital Group
Republic of Chile	12/20/20	1.000%(Q)	500	0.264%	11,885	(2,453)	14,338	Deutsche Bank AG
Republic of Colombia	12/20/20	1.000%(Q)	500	0.587%	6,895	(22,421)	29,316	Deutsche Bank AG
Republic of Hungary	12/20/20	1.000%(Q)	750	0.488%	12,635	(21,884)	34,519	Barclays Capital Group
Republic of Indonesia	12/20/20	1.000%(Q)	250	0.550%	3,726	(13,020)	16,746	Deutsche Bank AG
Republic of Ireland	12/20/25	1.000%(Q)	500	0.513%	18,623	10,093	8,530	Barclays Capital Group
Republic of Ireland	12/20/25	1.000%(Q)	500	0.513%	18,623	8,689	9,934	JPMorgan Chase
Republic of Ireland	12/20/26	1.000%(Q)	200	0.564%	7,355	(192)	7,547	JPMorgan Chase
Republic of Israel	12/20/20	1.000%(Q)	250	0.234%	6,177	3,054	3,123	JPMorgan Chase
Republic of Italy	12/20/20	1.000%(Q)	250	0.902%	1,034	93	941	JPMorgan Chase
Republic of Italy	12/20/25	1.000%(Q)	750	1.677%	(34,440)	(28,906)	(5,534)	JPMorgan Chase
Republic of Italy	12/20/25	1.000%(Q)	500	1.677%	(22,960)	(19,746)	(3,214)	JPMorgan Chase
Republic of Korea	12/20/20	1.000%(Q)	500	0.565%	7,200	10,288	(3,088)	JPMorgan Chase
Republic of Latvia	12/20/20	1.000%(Q)	750	0.177%	19,867	6,892	12,975	Barclays Capital Group
Republic of Latvia	12/20/22	1.000%(Q)	500	0.461%	13,785	(1,998)	15,783	Barclays Capital Group

See Notes to Financial Statements.

40

Credit default swap agreements outstanding at October 31, 2017 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2017(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign Issues—Sell Protection(2) (cont’d):
Republic of Panama Government	12/20/20	1.000%(Q)	750	0.352%	$15,782	$(17,988)	$33,770	Deutsche Bank AG
Republic of Panama Government	06/20/22	1.000%(Q)	100	0.634%	1,741	852	889	Citigroup Global Markets
Republic of Peru	12/20/20	1.000%(Q)	500	0.307%	11,221	(14,571)	25,792	Deutsche Bank AG
Republic of Philippines	12/20/20	1.000%(Q)	750	0.354%	15,714	(42)	15,756	JPMorgan Chase
Republic of Poland	12/20/20	1.000%(Q)	500	0.238%	12,300	7,067	5,233	Barclays Capital Group
Republic of Portgual	06/20/22	1.000%(Q)	1,400	1.175%	(9,024)	(38,556)	29,532	Citigroup Global Markets
Republic of Slovakia Government	12/20/22	1.000%(Q)	500	0.417%	14,877	8,139	6,738	Barclays Capital Group
Republic of Slovakia Government	12/20/22	1.000%(Q)	250	0.417%	7,439	4,243	3,196	Barclays Capital Group
Republic of Slovenia	12/20/20	1.000%(Q)	750	0.353%	15,768	(4,443)	20,211	JPMorgan Chase
Republic of Slovenia	12/20/20	1.000%(Q)	350	0.353%	7,358	(2,227)	9,585	Barclays Capital Group
Republic of South Africa	12/20/20	1.000%(Q)	375	1.133%	(1,070)	(25,728)	24,658	JPMorgan Chase
Republic of Turkey	12/20/20	1.000%(Q)	625	1.146%	(2,034)	(39,564)	37,530	Deutsche Bank AG
Russian Federation	12/20/20	1.000%(Q)	375	0.720%	3,644	(26,388)	30,032	JPMorgan Chase
Russian Federation	12/20/21	1.000%(Q)	475	0.999%	578	(27,386)	27,964	Barclays Capital Group
Russian Federation	12/20/26	1.000%(Q)	350	1.990%	(26,327)	(31,899)	5,572	Citigroup Global Markets
United Mexican States	06/20/22	1.000%(Q)	1,000	0.953%	3,255	314	2,941	Citigroup Global Markets

					$232,041	$(365,584)	$597,625

See Notes to Financial Statements.

Prudential Global Absolute Return Bond Fund	41

Schedule of Investments (continued)

as of October 31, 2017

Credit default swap agreements outstanding at October 31, 2017 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Value at Trade Date	Value at October 31, 2017(4)	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on credit indices—Sell Protection(2):
CDX.NA.HY.29.V1	12/20/22	5.000%(Q)		500	$37,250	$44,945	$7,695
iTraxx.XO.27.V1	06/20/22	5.000%(Q)	EUR	1,140	124,730	189,234	64,504

					$161,980	$234,179	$72,199

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on credit indices—Sell Protection(2):
CDX.EM.27.V1	06/20/22	1.000%(Q)	500	$(12,772)	$(21,606)	$8,834	Citigroup Global Markets
CMBX.NA.10.AAA	11/17/59	0.500%(M)	1,000	(6,346)	(30,330)	23,984	Morgan Stanley

				$(19,118)	$(51,936)	$32,818

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The fair value of credit default swap agreements on credit indices and asset-backed securities serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

See Notes to Financial Statements.

42

(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency swap agreements outstanding at October 31, 2017:

Notional Amount (000)#	Fund Receives	Notional Amount (000)#		Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC currency swap agreements:
438	3 Month LIBOR(Q)	EUR	400	3 Month EURIBOR minus 33.9 bps(Q)	JPMorgan Chase	11/06/17	$(26,959)	$—	$(26,959)
1,095	3 Month LIBOR(Q)	EUR	1,000	(0.214)%(Q)	JPMorgan Chase	11/05/20	(78,085)	—	(78,085)
698	3 Month LIBOR(Q)	EUR	650	(0.274)%(Q)	JPMorgan Chase	11/17/20	(63,082)	—	(63,082)
428	3 Month LIBOR(Q)	EUR	400	(0.279)%(Q)	JPMorgan Chase	11/18/20	(39,974)	—	(39,974)
1,222	3 Month LIBOR(Q)	JPY	150,000	(0.795)%(Q)	JPMorgan Chase	12/03/20	(86,113)	—	(86,113)
247	3 Month LIBOR(Q)	EUR	220	(0.443)%(Q)	JPMorgan Chase	08/22/21	(8,336)	—	(8,336)
438	3 Month LIBOR(Q)	EUR	400	(0.108)%(Q)	JPMorgan Chase	11/06/21	(32,698)	—	(32,698)
537	3 Month LIBOR(Q)	EUR	500	(0.07)%(Q)	JPMorgan Chase	05/17/22	(51,581)	—	(51,581)
376	3 Month LIBOR(Q)	EUR	350	0.015%(Q)	JPMorgan Chase	11/17/22	(37,085)	—	(37,085)
1,095	3 Month LIBOR(Q)	EUR	1,000	0.339%(Q)	JPMorgan Chase	11/05/24	(101,345)	—	(101,345)
107	3 Month LIBOR(Q)	EUR	100	0.355%(Q)	JPMorgan Chase	05/17/25	(11,880)	—	(11,880)
107	3 Month LIBOR(Q)	EUR	100	0.425%(Q)	JPMorgan Chase	11/12/25	(12,777)	—	(12,777)

							$(549,915)	$—	$(549,915)

Inflation Swap Agreements outstanding at October 31, 2017:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2017	Unrealized Appreciation (Depreciation)
	Centrally cleared swap agreements:
EUR	585	05/15/22	1.195%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	$—	$(1,075)	$(1,075)
EUR	215	08/15/22	1.240%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	—	(698)	(698)
EUR	90	09/15/22	1.260%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	—	(209)	(209)
EUR	555	05/15/27	1.420%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	—	217	217
EUR	110	08/15/27	1.415%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	—	743	743

See Notes to Financial Statements.

Prudential Global Absolute Return Bond Fund	43

Schedule of Investments (continued)

as of October 31, 2017

Inflation Swap Agreements outstanding at October 31, 2017 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2017	Unrealized Appreciation (Depreciation)
	Centrally cleared swap agreements (cont’d):
EUR	45	09/15/27	1.438%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	$—	$216	$216
EUR	190	05/15/32	1.630%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	—	578	578
GBP	130	08/15/24	3.346%(T)	U.K. Retail Price Index(2)(T)	—	(1,305)	(1,305)
GBP	250	04/15/27	3.460%(T)	U.K. Retail Price Index(1)(T)	—	(2,146)	(2,146)
GBP	175	05/15/27	3.420%(T)	U.K. Retail Price Index(1)(T)	—	(185)	(185)
GBP	170	08/15/27	3.344%(T)	U.K. Retail Price Index(1)(T)	—	2,405	2,405
GBP	70	08/15/29	3.380%(T)	U.K. Retail Price Index(2)(T)	—	(1,022)	(1,022)
GBP	105	05/15/32	3.513%(T)	U.K. Retail Price Index(2)(T)	—	319	319
GBP	10	07/15/32	3.513%(T)	U.K. Retail Price Index(2)(T)	—	(24)	(24)
GBP	95	04/15/37	3.570%(T)	U.K. Retail Price Index(2)(T)	—	1,360	1,360
GBP	160	07/15/37	3.515%(T)	U.K. Retail Price Index(2)(T)	—	(2,254)	(2,254)
GBP	50	08/15/42	3.520%(T)	U.K. Retail Price Index(2)(T)	—	(1,071)	(1,071)
GBP	85	07/15/47	3.458%(T)	U.K. Retail Price Index(1)(T)	(5,567)	2,818	8,385
GBP	40	08/15/47	3.469%(T)	U.K. Retail Price Index(1)(T)	—	942	942
GBP	10	10/15/47	3.535%(T)	U.K. Retail Price Index(2)(T)	—	388	388
GBP	10	07/15/57	3.325%(T)	U.K. Retail Price Index(1)(T)	—	611	611
GBP	5	10/15/57	3.418%(T)	U.K. Retail Price Index(1)(T)	—	(331)	(331)
	300	10/25/27	2.160%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	9	(271)	(280)

					$(5,558)	$6	$5,564

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Interest rate swap agreements outstanding at October 31, 2017:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
AUD	2,085	09/28/22	2.988%(S)	6 Month BBSW(2)(S)	$—	$6,092	$6,092
AUD	650	03/14/27	3.170%(S)	6 Month BBSW(2)(S)	—	15,824	15,824
AUD	470	07/19/32	3.130%(S)	6 Month BBSW(2)(S)	190	3,876	3,686
BRL	16,272	01/02/19	0.000%(T)	1 Day BROIS(1)(T)	—	(759)	(759)
BRL	12,344	01/04/21	0.000%(T)	1 Day BROIS(2)(T)	—	(40,467)	(40,467)
BRL	2,936	01/04/21	0.000%(T)	1 Day BROIS(2)(T)	—	68,923	68,923
BRL	2,499	01/04/21	0.000%(T)	1 Day BROIS(2)(T)	—	26,749	26,749

See Notes to Financial Statements.

44

Interest rate swap agreements outstanding at October 31, 2017 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate		Floating Rate	Value at Trade Date	Value at October 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (cont’d):
BRL	5,755	01/04/21	0.000%(T)		1 Day BROIS(1)(T)	$—	$(28,044)	$(28,044)
BRL	3,772	01/02/23	0.000%(T)		1 Day BROIS(1)(T)	—	24,243	24,243
BRL	463	01/02/23	0.000%(T)		1 Day BROIS(2)(T)	—	6,790	6,790
BRL	2,425	01/02/25	0.000%(T)		1 Day BROIS(2)(T)	—	11,665	11,665
BRL	888	01/02/25	0.000%(T)		1 Day BROIS(2)(T)	—	3,027	3,027
CAD	1,750	10/19/18	0.955%(S)		3 Month Canadian Banker’s Acceptance(2)(S)	(2)	(8,566)	(8,564)
CAD	3,610	10/26/18	0.910%(S)		3 Month Canadian Banker’s Acceptance(2)(S)	—	(18,968)	(18,968)
CAD	2,400	12/22/18	1.180%(S)		3 Month Canadian Banker’s Acceptance(2)(S)	2,568	(8,152)	(10,720)
CAD	2,000	05/08/19	1.032%(S)		3 Month Canadian Banker’s Acceptance(2)(S)	—	(14,543)	(14,543)
CAD	270	06/20/19	1.265%(S)		3 Month Canadian Banker’s Acceptance(2)(S)	(7)	(1,283)	(1,276)
CAD	7,060	07/26/19	1.605%(S)		3 Month Canadian Banker’s Acceptance(2)(S)	(6,999)	(6,869)	130
CAD	1,450	12/22/21	1.560%(S)		3 Month Canadian Banker’s Acceptance(1)(S)	(4,466)	15,566	20,032
CAD	400	04/05/22	1.445%(S)		3 Month Canadian Banker’s Acceptance(1)(S)	—	7,060	7,060
CAD	700	05/08/22	1.367%(S)		3 Month Canadian Banker’s Acceptance(1)(S)	—	13,328	13,328
CAD	190	05/30/37	2.240%(S)		3 Month Canadian Banker’s Acceptance(2)(S)	—	(7,773)	(7,773)
CAD	140	05/30/47	2.240%(S)		3 Month Canadian Banker’s Acceptance(1)(S)	—	7,093	7,093
CHF	965	06/03/27	0.750%(A)		6 Month CHF LIBOR(1)(S)	—	1,501	1,501
CHF	550	07/14/27	0.763%(A)		6 Month CHF LIBOR(2)(S)	—	2,857	2,857
CHF	560	07/14/32	1.108%(A)		6 Month CHF LIBOR(1)(S)	—	(1,221)	(1,221)
CHF	380	10/05/37	—	(8)	—(8)	—	(22)	(22)
CZK	14,000	01/06/22	0.555%(A)		6 Month PRIBOR(2)(S)	—	(21,999)	(21,999)
CZK	14,000	04/27/22	0.925%(A)		6 Month PRIBOR(2)(S)	—	(12,801)	(12,801)
CZK	13,010	06/29/22	0.895%(A)		6 Month PRIBOR(2)(S)	—	(15,347)	(15,347)
CZK	7,145	04/27/27	1.300%(A)		6 Month PRIBOR(1)(S)	—	9,739	9,739
CZK	6,640	06/29/27	1.175%(A)		6 Month PRIBOR(1)(S)	—	15,473	15,473
DKK	2,300	03/15/27	1.123%(A)		6 Month CIBOR(2)(S)	—	8,199	8,199

See Notes to Financial Statements.

Prudential Global Absolute Return Bond Fund	45

Schedule of Investments (continued)

as of October 31, 2017

Interest rate swap agreements outstanding at October 31, 2017 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (cont’d):
EUR	1,000	01/13/18	(0.077%)(S)	6 Month EURIBOR(1)(S)	$—	$(488)	$(488)
EUR	1,285	05/26/19	(0.118%)(A)	6 Month EURIBOR(2)(Q)	—	3,607	3,607
EUR	1,173	09/08/19	(0.195%)(A)	6 Month EURIBOR(2)(S)	—	459	459
EUR	160	05/11/22	0.156%(A)	6 Month EURIBOR(1)(S)	222	(389)	(611)
EUR	1,035	05/26/22	0.234%(S)	6 Month EURIBOR(1)(A)	—	(6,834)	(6,834)
EUR	550	06/29/22	0.219%(S)	6 Month EURIBOR(1)(A)	—	(2,687)	(2,687)
EUR	1,500	09/08/22	0.140%(A)	6 Month EURIBOR(1)(S)	—	2,443	2,443
EUR	100	05/11/24	0.396%(S)	6 Month EURIBOR(1)(Q)	(259)	(159)	100
EUR	2,135	08/15/25	0.395%(S)	6 Month EURIBOR(1)(S)	—	30,398	30,398
EUR	90	05/11/26	0.750%(S)	6 Month EURIBOR(1)(A)	442	(1,152)	(1,594)
EUR	1,455	08/15/26	0.634%(A)	1 Day EONIA(1)(A)	407	(24,304)	(24,711)
EUR	1,765	08/15/26	0.655%(A)	1 Day EONIA(1)(A)	(664)	(33,291)	(32,627)
EUR	220	05/11/27	0.736%(A)	6 Month EURIBOR(1)(S)	913	196	(717)
EUR	925	06/03/27	1.655%(A)	6 Month EURIBOR(2)(S)	—	59	59
EUR	280	06/29/27	0.835%(A)	6 Month EURIBOR(2)(S)	—	2,125	2,125
EUR	381	09/08/27	0.770%(A)	6 Month EURIBOR(2)(S)	—	(1,594)	(1,594)
EUR	190	02/15/30	1.124%(A)	6 Month EURIBOR(1)(S)	(7)	(2,389)	(2,382)
EUR	120	03/02/31	0.825%(A)	6 Month EURIBOR(2)(A)	(4,617)	(4,822)	(205)
EUR	290	03/31/31	0.874%(A)	6 Month EURIBOR(2)(A)	(1,791)	(9,195)	(7,404)
EUR	300	05/09/31	1.587%(A)	6 Month EURIBOR(2)(A)	—	(5,614)	(5,614)
EUR	235	02/23/32	1.180%(A)	6 Month EURIBOR(2)(A)	1,950	1,397	(553)
EUR	270	05/11/32	1.100%(A)	6 Month EURIBOR(2)(S)	(8,494)	(3,244)	5,250
EUR	1,000	06/28/32	0.785%(A)	6 Month EURIBOR(2)(A)	—	(66,542)	(66,542)
EUR	380	10/04/32	2.000%(A)	1 Day EONIA(2)(A)	—	(456)	(456)
EUR	380	10/04/32	2.080%(A)	3 Month EURIBOR(1)(S)	—	(259)	(259)
EUR	200	10/30/32	1.302%(A)	6 Month EURIBOR(2)(S)	—	2,109	2,109
EUR	1,190	08/24/37	1.960%(A)	1 Day EONIA(2)(A)	—	(7,805)	(7,805)
EUR	1,190	08/24/37	2.033%(A)	3 Month EURIBOR(1)(Q)	(287)	3,484	3,771
EUR	345	10/25/37	2.085%(A)	3 Month EURIBOR(2)(Q)	—	(1,270)	(1,270)
EUR	345	10/25/37	2.114%(A)	6 Month EURIBOR(1)(S)	—	289	289
EUR	95	05/11/42	1.350%(A)	6 Month EURIBOR(1)(S)	5,066	2,802	(2,264)
EUR	195	07/04/42	1.001%(S)	6 Month EURIBOR(1)(S)	13,017	23,591	10,574
EUR	135	07/04/42	1.416%(A)	1 Day EONIA(2)(A)	—	2,859	2,859
EUR	555	07/04/42	1.438%(A)	1 Day EONIA(2)(A)	—	14,943	14,943
EUR	190	05/09/46	1.357%(A)	6 Month EURIBOR(1)(S)	—	15,315	15,315
GBP	15,960	12/14/17	0.419%(T)	1 Day SONIA(2)(T)	—	(310)	(310)
GBP	11,940	02/08/18	0.442%(T)	1 Day SONIA(1)(T)	—	399	399
GBP	95	05/08/24	0.940%(S)	6 Month GBP LIBOR(1)(S)	(527)	1,832	2,359
GBP	695	05/15/24	0.963%(S)	6 Month GBP LIBOR(1)(S)	—	11,669	11,669
GBP	220	12/07/27	1.444%(S)	6 Month GBP LIBOR(1)(S)	(63)	(1,339)	(1,276)
GBP	1,830	06/23/31	1.618%(S)	6 Month GBP LIBOR(2)(S)	70,332	45,236	(25,096)

See Notes to Financial Statements.

46

Interest rate swap agreements outstanding at October 31, 2017 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (cont’d):
GBP	560	02/26/32	—(5)	—(5)	$—	$735	$735
GBP	385	02/27/32	1.374%(S)	6 Month GBP LIBOR(2)(S)	(2,723)	(8,809)	(6,086)
GBP	215	05/08/32	1.323%(S)	6 Month GBP LIBOR(2)(S)	(9,536)	(6,588)	2,948
GBP	360	05/15/32	1.398%(S)	6 Month GBP LIBOR(2)(S)	—	(6,174)	(6,174)
GBP	450	06/23/46	1.626%(S)	6 Month GBP LIBOR(1)(S)	30	(6,793)	(6,823)
GBP	730	12/13/46	1.615%(S)	6 Month GBP LIBOR(1)(S)	(18,684)	(9,260)	9,424
GBP	120	05/08/47	1.400%(S)	6 Month GBP LIBOR(1)(S)	9,175	6,786	(2,389)
HUF	261,270	05/04/21	1.080%(A)	6 Month BUBOR(1)(S)	—	(24,708)	(24,708)
HUF	213,820	05/04/22	1.360%(A)	6 Month BUBOR(2)(S)	—	27,264	27,264
HUF	100,000	03/18/26	2.140%(A)	6 Month BUBOR(2)(S)	(19,200)	17,283	36,483
JPY	31,000	01/25/27	0.225%(S)	6 Month JPY LIBOR(1)(S)	—	19	19
JPY	90,000	04/06/32	0.484%(S)	6 Month JPY LIBOR(2)(S)	—	4,114	4,114
JPY	4,160	04/07/32	0.491%(S)	6 Month JPY LIBOR(2)(S)	—	226	226
JPY	14,600	09/21/32	0.463%(S)	6 Month JPY LIBOR(2)(S)	—	(73)	(73)
JPY	33,000	01/25/37	0.663%(S)	6 Month JPY LIBOR(2)(S)	—	1,338	1,338
JPY	26,000	02/28/37	0.681%(S)	6 Month JPY LIBOR(2)(S)	—	1,614	1,614
JPY	5,000	05/15/37	0.688%(S)	6 Month JPY LIBOR(2)(S)	—	396	396
JPY	12,000	01/25/47	0.844%(S)	6 Month JPY LIBOR(1)(S)	—	436	436
MXN	27,700	05/24/18	7.540%(M)	28 Day Mexican Interbank Rate(2)(M)	—	306	306
MXN	19,800	05/21/20	7.425%(M)	28 Day Mexican Interbank Rate(1)(M)	—	(3,386)	(3,386)
MXN	6,400	05/19/22	7.440%(M)	28 Day Mexican Interbank Rate(2)(M)	—	2,828	2,828
MXN	13,165	12/09/26	7.780%(M)	28 Day Mexican Interbank Rate(2)(M)	(11,016)	17,132	28,148
MXN	11,000	06/11/27	7.210%(M)	28 Day Mexican Interbank Rate(2)(M)	—	(9,200)	(9,200)
NOK	3,400	03/15/27	2.103%(A)	6 Month NIBOR(2)(S)	—	12,956	12,956
NZD	3,500	09/22/18	2.048%(S)	3 Month New Zealand Bill Bank Rate(2)(Q)	—	934	934
NZD	250	05/01/20	3.628%(S)	3 Month New Zealand Bill Bank Rate(2)(Q)	7,044	8,190	1,146
NZD	100	10/03/22	2.740%(S)	3 Month New Zealand Bill Bank Rate(2)(Q)	—	409	409
NZD	1,260	03/15/24	3.355%(S)	3 Month New Zealand Bill Bank Rate(2)(Q)	—	29,415	29,415
NZD	400	05/01/25	3.825%(S)	3 Month New Zealand Bill Bank Rate(2)(Q)	9,910	20,671	10,761

See Notes to Financial Statements.

Prudential Global Absolute Return Bond Fund	47

Schedule of Investments (continued)

as of October 31, 2017

Interest rate swap agreements outstanding at October 31, 2017 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (cont’d):
NZD	100	01/10/27	3.420%(S)	3 Month New Zealand Bill Bank Rate(2)(Q)	$2,105	$2,493	$388
PLN	2,600	03/15/22	2.530%(A)	6 Month WIBOR(2)(S)	—	11,894	11,894
PLN	4,100	05/26/22	2.350%(A)	6 Month WIBOR(2)(S)	2,540	(3,832)	(6,372)
PLN	550	01/21/26	2.500%(A)	6 Month WIBOR(2)(S)	1,944	(2,153)	(4,097)
PLN	1,350	05/26/27	2.820%(A)	6 Month WIBOR(1)(S)	—	3,669	3,669
SEK	6,730	05/04/21	0.106%(A)	3 Month STIBOR(2)(Q)	—	1,614	1,614
SEK	2,500	04/12/22	0.270%(A)	3 Month STIBOR(2)(Q)	—	1,318	1,318
SEK	5,390	05/04/22	0.305%(A)	3 Month STIBOR(1)(Q)	—	(2,141)	(2,141)
SEK	4,000	03/15/24	0.840%(A)	3 Month STIBOR(2)(Q)	—	9,183	9,183
SEK	2,300	11/12/25	1.431%(A)	3 Month STIBOR(2)(Q)	—	15,384	15,384
SEK	265	06/22/27	1.031%(A)	3 Month STIBOR(2)(Q)	—	(142)	(142)
	2,580	11/01/17	0.639%(T)	1 Day USOIS(1)(T)	—	6,329	6,329
	5,100	11/14/17	0.675%(T)	1 Day USOIS(1)(T)	(465)	12,025	12,490
	2,530	11/22/17	0.716%(T)	1 Day USOIS(1)(T)	—	5,333	5,333
	5,250	11/23/17	0.962%(S)	3 Month LIBOR(1)(Q)	—	(7,459)	(7,459)
	4,340	01/07/18	1.093%(T)	1 Day USOIS(1)(T)	—	789	789
	2,460	01/26/18	1.124%(S)	3 Month LIBOR(1)(Q)	(478)	(5,167)	(4,689)
	1,300	02/08/18	0.884%(S)	3 Month LIBOR(1)(Q)	—	3,292	3,292
	4,520	02/21/18	0.941%(T)	1 Day USOIS(1)(T)	—	7,612	7,612
	1,435	10/07/18	1.253%(A)	1 Day USOIS(1)(A)	—	2,694	2,694
	2,535	11/17/18	1.080%(T)	1 Day USOIS(1)(T)	—	10,582	10,582
	3,810	11/18/18	0.911%(A)	1 Day USOIS(1)(A)	(219)	22,510	22,729
	1,660	11/22/18	1.297%(Q)	3 Month LIBOR(1)(Q)	—	1,091	1,091
	7,590	05/11/19	1.613%(S)	3 Month LIBOR(1)(Q)	2,095	(19,970)	(22,065)
	1,505	06/30/19	1.479%(A)	1 Day USOIS(1)(A)	—	2,486	2,486
	2,365	06/30/19	1.502%(A)	1 Day USOIS(1)(A)	(932)	2,181	3,113
	1,750	08/04/19	1.372%(A)	1 Day USOIS(1)(A)	(1,566)	5,961	7,527
	1,400	09/08/19	1.290%(A)	1 Day USOIS(1)(A)	—	7,718	7,718
	695	04/04/20	—(3)(S)	—(3)(S)	—	6	6
	3,760	05/31/21	1.849%(S)	3 Month LIBOR(2)(Q)	—	4,265	4,265
	4,002	05/31/21	1.948%(S)	3 Month LIBOR(2)(Q)	—	20,029	20,029
	955	05/31/21	1.953%(S)	3 Month LIBOR(2)(Q)	2,149	4,956	2,807
	6,405	08/31/21	2.015%(S)	3 Month LIBOR(1)(Q)	(7,458)	(12,963)	(5,505)
	1,370	11/22/21	1.792%(S)	3 Month LIBOR(2)(Q)	—	(4,672)	(4,672)
	2,385	11/30/21	1.762%(S)	3 Month LIBOR(2)(Q)	—	(23,881)	(23,881)
	360	04/04/22	—(4)(S)	—(6)(S)	—	(90)	(90)
	370	05/11/22	1.982%(S)	3 Month LIBOR(2)(S)	977	1,294	317

See Notes to Financial Statements.

48

Interest rate swap agreements outstanding at October 31, 2017 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (cont’d):
	2,000	06/16/22	—(6)(Q)	—(6)(Q)	$—	$188	$188
	1,950	07/17/22	—(7)(Q)	—(7)(Q)	87	1,393	1,306
	2,020	11/01/22	1.815%(S)	3 Month LIBOR(2)(Q)	—	(25,779)	(25,779)
	1,000	11/20/22	1.873%(S)	3 Month LIBOR(1)(Q)	—	4,536	4,536
	100	05/11/23	2.000%(S)	3 Month LIBOR(1)(S)	650	(70)	(720)
	1,080	08/15/23	1.459%(S)	3 Month LIBOR(2)(Q)	—	(39,697)	(39,697)
	2,634	11/15/23	2.209%(S)	3 Month LIBOR(1)(Q)	—	(28,329)	(28,329)
	10	11/15/23	2.217%(S)	3 Month LIBOR(1)(Q)	(11)	(112)	(101)
	1,470	02/15/24	2.115%(S)	3 Month LIBOR(1)(Q)	4,670	1,931	(2,739)
	850	02/15/24	2.151%(S)	3 Month LIBOR(1)(Q)	169	(787)	(956)
	1,095	02/15/24	2.183%(S)	3 Month LIBOR(1)(Q)	(1,623)	(3,158)	(1,535)
	2,520	05/11/24	2.139%(S)	3 Month LIBOR(1)(Q)	(35,223)	(12,247)	22,976
	610	05/15/24	1.956%(S)	3 Month LIBOR(2)(Q)	2,767	7,881	5,114
	870	08/15/24	2.168%(S)	3 Month LIBOR(1)(Q)	—	2,306	2,306
	6,765	08/15/24	2.170%(S)	3 Month LIBOR(1)(Q)	23,744	17,228	(6,516)
	495	08/15/24	2.176%(S)	3 Month LIBOR(1)(Q)	—	1,089	1,089
	705	09/01/24	1.972%(S)	3 Month LIBOR(2)(Q)	—	(9,200)	(9,200)
	230	09/01/24	2.117%(S)	3 Month LIBOR(1)(Q)	—	950	950
	1,000	11/06/25	2.116%(S)	3 Month LIBOR(1)(Q)	—	3,556	3,556
	657	02/15/27	1.824%(A)	1 Day USOIS(1)(A)	9,056	10,311	1,255
	525	02/15/27	1.899%(A)	1 Day USOIS(1)(A)	2,544	4,830	2,286
	265	02/15/27	1.965%(A)	1 Day USOIS(1)(A)	—	927	927
	395	02/15/27	2.068%(A)	1 Day USOIS(1)(A)	(181)	(2,137)	(1,956)
	3,670	05/11/27	2.305%(S)	3 Month LIBOR(2)(Q)	6,078	22,963	16,885
	260	05/15/27	2.295%(S)	3 Month LIBOR(1)(Q)	—	1,060	1,060
	500	05/03/32	2.434%(S)	3 Month LIBOR(2)(Q)	—	1,693	1,693
	800	02/15/36	2.338%(S)	3 Month LIBOR(2)(Q)	(5,647)	(23,426)	(17,779)
	395	05/03/37	2.508%(S)	3 Month LIBOR(1)(Q)	—	(879)	(879)
	720	05/11/37	2.537%(S)	3 Month LIBOR(1)(Q)	677	(4,789)	(5,466)
	325	05/11/42	2.562%(S)	3 Month LIBOR(2)(Q)	141	1,558	1,417
	170	10/04/42	2.527%(S)	3 Month LIBOR(2)(Q)	—	(1,642)	(1,642)
	85	09/27/46	1.380%(A)	1 Day USOIS(1)(A)	—	15,294	15,294
	120	05/11/47	2.570%(S)	3 Month LIBOR(1)(Q)	(411)	(573)	(162)
	150	10/04/47	2.536%(S)	3 Month LIBOR(1)(Q)	—	1,598	1,598
	55	04/09/48	2.545%(S)	3 Month LIBOR(1)(Q)	—	784	784
	50	05/08/48	2.627%(S)	3 Month LIBOR(1)(Q)	—	(139)	(139)
ZAR	9,100	09/23/22	7.430%(Q)	3 Month JIBAR(2)(Q)	—	(10,597)	(10,597)
ZAR	5,200	05/05/25	7.940%(Q)	3 Month JIBAR(2)(Q)	(13,294)	(3,331)	9,963

					$26,809	$149,743	$122,934

See Notes to Financial Statements.

Prudential Global Absolute Return Bond Fund	49

Schedule of Investments (continued)

as of October 31, 2017

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	OTC swap agreements:
CLP	220,000	02/09/27	4.120%(S)	1 Day CLOIS(2)(S)	$1,574	$—	$1,574	Morgan Stanley
CNH	1,600	10/18/22	3.910%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(778)	(26)	(752)	Morgan Stanley
COP	3,740,000	07/22/18	6.810%(Q)	1 Day COOIS(1)(Q)	(20,614)	—	(20,614)	Morgan Stanley
COP	4,000,000	12/06/18	6.100%(Q)	1 Day COOIS(1)(Q)	(24,461)	—	(24,461)	Morgan Stanley
COP	1,600,000	06/02/27	5.910%(Q)	1 Day COOIS(2)(Q)	(7,377)	—	(7,377)	Morgan Stanley
ILS	3,500	07/13/20	0.405%(Q)	3 Month TELBOR(1)(A)	(3,840)	—	(3,840)	Citigroup Global Markets
ILS	2,335	05/26/22	0.870%(Q)	3 Month TELBOR(1)(S)	(9,051)	—	(9,051)	JPMorgan Chase
ILS	700	12/09/22	1.530%(A)	3 Month TELBOR(2)(A)	10,344	—	10,344	Citigroup Global Markets
ILS	350	09/19/26	1.600%(A)	3 Month TELBOR(2)(A)	586	—	586	Barclays Capital Group
ILS	1,340	03/15/27	2.130%(A)	3 Month TELBOR(2)(A)	21,634	—	21,634	Citigroup Global Markets
ILS	1,260	05/26/27	1.920%(A)	3 Month TELBOR(2)(Q)	10,976	—	10,976	JPMorgan Chase
ZAR	1,060	03/22/42	7.800%(Q)	3 Month JIBAR(2)(Q)	(6,499)	(36)	(6,463)	Deutsche Bank AG
ZAR	7,000	09/22/42	8.020%(Q)	3 Month JIBAR(2)(Q)	(31,291)	(69)	(31,222)	Deutsche Bank AG
ZAR	1,000	03/22/47	7.650%(Q)	3 Month JIBAR(1)(Q)	6,769	34	6,735	Deutsche Bank AG
ZAR	6,575	09/22/47	7.890%(Q)	3 Month JIBAR(1)(Q)	31,691	56	31,635	Deutsche Bank AG

					$(20,337)	$(41)	$(20,296)

A security with a market value of $694,552 has been segregated with Citigroup Global Markets to cover requirements for open centrally cleared swap contracts at October 31, 2017.

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.
(3)	The Fund pays the floating rate of 3 Month LIBOR plus 12 bps and receives the floating rate of 6 Month LIBOR.
(4)	The Fund pays the floating rate of 6 Month LIBOR and receives the floating rate of 3 Month LIBOR plus 11.75 bps.
(5)	The Fund pays quarterly the floating rate of 3 Month GBP LIBOR plus 3.10 bps and receives semiannually the floating rate of 6 Month GBP LIBOR.
(6)	The Fund pays the floating rate of 3 Month LIBOR and receives the floating rate of 1 Day USOIS plus 22.38 bps.
(7)	The Fund pays the floating rate of 3 Month LIBOR and receives the floating rate of 1 Day USOIS plus 28 bps.
(8)	The Fund pays quarterly the floating rate of 3 Month CHF LIBOR plus 1.75 bps and receives semiannually the floating rate of 6 Month CHF LIBOR.

See Notes to Financial Statements.

50

Total return swap agreements outstanding at October 31, 2017:

Counterparty	Termination Date	Long (Short) Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC total return swap agreements:
Citigroup Global Markets	03/20/18	500	Receive fixed payments upon termination date on iBoxx USD Liquid High Yield Index and pay quarterly variable payments based on 3 Month LIBOR	$12,020	$53	$11,967
Citigroup Global Markets	06/20/18	500	Receive fixed payments upon termination date on iBoxx USD Liquid High Yield Index and pay quarterly variable payments based on 3 Month LIBOR	4,740	53	4,687
Citigroup Global Markets	06/20/18	2,000	Receive fixed payments upon termination date on iBoxx USD Liquid High Yield Index and pay quarterly variable payments based on 3 Month LIBOR	23,601	(5,236)	28,837

				$40,361	$(5,130)	$45,491

(1)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Collateralized Loan Obligation	$—	$291,212	$—
Consumer Loans	—	964,979	—
Residential Mortgage-Backed Securities	—	514,157	—

See Notes to Financial Statements.

Prudential Global Absolute Return Bond Fund	51

Schedule of Investments (continued)

as of October 31, 2017

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Commercial Mortgage-Backed Security	$—	$236,466	$—
Corporate Bonds	—	12,450,649	—
Foreign Government Bonds	—	10,782,847	—
Residential Mortgage-Backed Securities	—	1,537,164	98,884
U.S. Treasury Obligations	—	783,105	—
Affiliated Mutual Fund	4,386,010	—	—
Options Purchased	19,922	939,168	—
Options Written	(9,375)	(1,257,224)	—
Other Financial Instruments*
Futures Contracts	50,506	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(54,186)	—
OTC Cross Currency Exchange Contracts	—	78,931	—
OTC Credit Default Swap Agreements	—	215,559	—
Centrally Cleared Credit Default Swap Agreements	—	72,199	—
OTC Currency Swap Agreements	—	(549,915)	—
Centrally Cleared Inflation Swap Agreements	—	5,564	—
Centrally Cleared Interest Rate Swap Agreements	—	122,934	—
OTC Interest Rate Swap Agreements	—	(20,337)	—
OTC Total Return Swap Agreements	—	40,361	—

Total	$4,447,063	$27,153,633	$98,884

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Residential Mortgage-Backed Securities	Forward Rate Agreements
Balance as of 10/31/16	$990,000	$(240)
Realized gain (loss)	20,770	—	**
Change in unrealized appreciation (depreciation)***	(14,065)	240
Purchases/Exchanges/Issuances	99,916	—
Sales/Paydowns	(1,001,101)	—
Accrued discount/premium	3,364	—
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Balance as of 10/31/17	$98,884	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.
**	The realized gain incurred during the period for other financial instruments was $851.
***	Of which, $66 was relating to securities held at the reporting period end.

See Notes to Financial Statements.

52

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of October 31, 2017	Valuation Methodology	Unobservable Inputs
Residential Mortgage- Backed Securities	$98,884	Market Approach	Single Broker Indicative Quote

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2017 were as follows (unaudited):

Foreign Government Bonds	33.5%
Affiliated Mutual Fund	13.7
Banks	10.7
Residential Mortgage-Backed Securities	6.7
Electric	3.1
Media	3.0
Consumer Loans	3.0
Options Purchased	3.0
U.S. Treasury Obligations	2.4
Healthcare-Services	2.0
Retail	1.7
Telecommunications	1.6
Entertainment	1.5
Oil & Gas	1.5
Software	1.2
Insurance	1.2
Packaging & Containers	1.2
Transportation	1.1
Collateralized Loan Obligations	0.9
Commercial Services	0.9
Auto Parts & Equipment	0.8
Commercial Mortgage-Backed Security	0.7
Healthcare-Products	0.7%
Lodging	0.7
Home Builders	0.6
Chemicals	0.6
Miscellaneous Manufacturing	0.6
Real Estate Investment Trusts (REITs)	0.4
Electrical Components & Equipment	0.4
Foods	0.4
Distribution/Wholesale	0.4
Internet	0.4
Forest Products & Paper	0.4
Pharmaceuticals	0.4
Auto Manufacturers	0.4
Diversified Financial Services	0.3
Pipelines	0.2
Building Materials	0.2
Computers	0.1

102.6
Options Written	(3.9)
Other assets in excess of liabilities	1.3

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, equity contracts, foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

See Notes to Financial Statements.

Prudential Global Absolute Return Bond Fund	53

Schedule of Investments (continued)

as of October 31, 2017

Fair values of derivative instruments as of October 31, 2017 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Due from/to broker—variation margin swaps	$72,199	*	—	$—
Credit contracts	Premiums paid for OTC swap agreements	120,806		Premiums received for OTC swap agreements	529,418
Credit contracts	Unaffiliated investments	22,447		Options written outstanding, at value	69,092
Credit contracts	Unrealized appreciation on OTC swap agreements	643,967		Unrealized depreciation on OTC swap agreements	19,796
Equity contracts	Unaffiliated investments	17,000		Options written outstanding, at value	12,261
Foreign exchange contracts	Unaffiliated investments	849,458		Options written outstanding, at value	1,137,544
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	130,745		Unrealized depreciation on OTC cross currency exchange contracts	51,814
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	559,167		Unrealized depreciation on OTC forward foreign currency exchange contracts	613,353
Interest rate contracts	Due from/to broker—variation margin futures	94,200	*	Due from/to broker-variation margin futures	43,694	*
Interest rate contracts	Due from/to broker—variation margin swaps	809,045	*	Due from/to broker-variation margin swaps	680,547	*
Interest rate contracts	Premiums paid for OTC swap agreements	196		Premiums received for OTC swap agreements	5,367
Interest rate contracts	Unaffiliated investments	70,185		Options written outstanding, at value	47,702
Interest rate contracts	Unrealized appreciation on OTC swap agreements	128,975		Unrealized depreciation on OTC swap agreements	653,695

Total		$3,518,390			$3,864,283

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

54

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Contracts	Forward Rate Agreements	Swaps	Total
Credit contracts	$(184,701)	$124,147	$—	$—	$—	$260,240	$199,686
Foreign exchange contracts	(707,688)	579,551	—	(193,252)	—	—	(321,389)
Interest rate contracts	(125,234)	105,041	184,056	—	1,753	101,977	267,593

Total	$(1,017,623)	$808,739	$184,056	$(193,252)	$1,753	$362,217	$145,890

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Contracts	Forward Rate Agreements	Swaps	Total
Credit contracts	$(1,952)	$(7,869)	$—	$—	$—	$484,263	$474,442
Equity contracts	(5,151)	6,284	—	—	—	—	1,133
Foreign exchange contracts	(339,847)	452,414	—	149,139	—	—	261,706
Interest rate contracts	(23,852)	19,087	143,644	—	240	(1,941)	137,178

Total	$(370,802)	$469,916	$143,644	$149,139	$240	$482,322	$874,459

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended October 31, 2017, the Fund’s average volume of derivative activities are as follows:

Options Purchased(1)	Options Written(4)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)	Forward Foreign Currency Exchange Contracts— Sold(3)	Cross Currency Exchange Contracts(2)
$1,126,986	$119,553,415	$14,485,628	$16,865,797	$13,792,868	$20,304,267	$2,665,106

See Notes to Financial Statements.

Prudential Global Absolute Return Bond Fund	55

Schedule of Investments (continued)

as of October 31, 2017

Credit Default Swap Agreements— Buy Protection(4)	Credit Default Swap Agreements— Sell Protection(4)	Currency Swap Agreements(4)	Forward Rate Agreements(4)	Inflation Swap Agreements(4)	Interest Rate Swap Agreements(4)	Total Return Swap Agreements(4)
$246,000	$23,559,942	$11,002,400	$54,831,263	$1,784,679	$161,638,829	$600,000

(1)	Cost.
(2)	Value at Trade Date.
(3)	Value at Settlement Date.
(4)	Notional Amount in USD.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/ (Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America	$2,279	$(4,668)	$(2,389)	$—	$(2,389)
Barclays Capital Group	208,031	(88,274)	119,757	—	119,757
BNP Paribas	652,897	(340,188)	312,709	—	312,709
Citigroup Global Markets	368,676	(372,303)	(3,627)	—	(3,627)
Credit Suisse First Boston Corp.	62,829	(86,774)	(23,945)	—	(23,945)
Deutsche Bank AG	309,783	(225,206)	84,577	—	84,577
Goldman Sachs & Co.	20,764	(62,061)	(41,297)	—	(41,297)
Hong Kong & Shanghai Bank	105,573	(185,091)	(79,518)	—	(79,518)
JPMorgan Chase	415,417	(923,115)	(507,698)	507,698	—
Morgan Stanley	308,472	(809,405)	(500,933)	267,278	(233,655)
UBS AG	68,303	(33,582)	34,721	—	34,721

	$2,523,024	$(3,130,667)	$(607,643)	$774,976	$167,333

(1)	Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.
(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

56

This Page Intentionally Left Blank

Statement of Assets & Liabilities

as of October 31, 2017

Assets
Investments at value:
Unaffiliated investments (cost $27,437,967)	$28,618,553
Affiliated investments (cost $4,386,010)	4,386,010
Foreign currency, at value (cost $98,675)	99,193
Deposit with broker for futures	270,057
Unrealized appreciation on OTC swap agreements	772,942
Unrealized appreciation on OTC forward foreign currency exchange contracts	559,167
Dividends and interest receivable	336,258
Cash segregated for counterparty—OTC	281,000
Unrealized appreciation on OTC cross currency exchange contracts	130,745
Premium paid for OTC swap agreements	121,002
Receivable for investments sold	109,958
Due from broker—variation margin swaps	31,056
Due from broker—variation margin futures	8,026
Prepaid expenses	835

Total assets	35,724,802

Liabilities
Options written outstanding, at value (premiums received $1,941,761)	1,266,599
Unrealized depreciation on OTC swap agreements	673,491
Unrealized depreciation on OTC forward foreign currency exchange contracts	613,353
Premium received for OTC swap agreements	534,785
Payable for investments purchased	359,507
Accrued expenses and other liabilities	52,642
Unrealized depreciation on OTC cross currency exchange contracts	51,814
Payable for Fund shares reacquired	5,311
Management fee payable	752
Distribution fee payable	144
Dividends payable	79
Affiliated transfer agent fee payable	71

Total liabilities	3,558,548

Net Assets	$32,166,254

Net assets were comprised of:
Shares of beneficial interest, at par	$3,048
Paid-in capital in excess of par	29,924,712

29,927,760
Undistributed net investment income	113,383
Accumulated net realized loss on investment and foreign currency transactions	(109,028)
Net unrealized appreciation on investments and foreign currencies	2,234,139

Net assets, October 31, 2017	$32,166,254

See Notes to Financial Statements.

58

Class A
Net asset value and redemption price per share, ($397,096 ÷ 37,617 shares of beneficial interest issued and outstanding)	$10.56
Maximum sales charge (4.50% of offering price)	.50

Maximum offering price to public	$11.06

Class C
Net asset value, offering price and redemption price per share, ($70,555 ÷ 6,695 shares of beneficial interest issued and outstanding)	$10.54

Class Q
Net asset value, offering price and redemption price per share, ($29,120,394 ÷ 2,759,558 shares of beneficial interest issued and outstanding)	$10.55

Class Z
Net asset value, offering price and redemption price per share, ($2,578,209 ÷ 244,142 shares of beneficial interest issued and outstanding)	$10.56

See Notes to Financial Statements.

Prudential Global Absolute Return Bond Fund	59

Statement of Operations

Year Ended October 31, 2017

Net Investment Income (Loss)
Income
Interest income	$1,105,946
Affiliated dividend income	34,231
Income from securities lending, net (including affiliated income of $474)	15,864

Total income	1,156,041

Expenses
Management fee	240,378
Distribution fee(a)	909
Custodian and accounting fees	231,000
Audit fee	62,000
Registration fees(a)	55,000
Shareholders’ reports	34,000
Legal fees and expenses	22,000
Trustees’ fees	10,000
Transfer agent’s fees and expenses (including affiliated expense of $380)(a)	1,150
Miscellaneous	13,643

Total expenses	670,080
Less: Management fee waiver and/or expense reimbursement(a)	(400,512)

Net expenses	269,568

Net investment income (loss)	886,473

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(41))	(672,372)
Futures transactions	184,056
Options written transactions	808,739
Forward rate agreements transactions	1,753
Swap agreements transactions	362,217
Forward and cross currency contract transactions	(193,252)
Foreign currency transactions	121,315

612,456

Net change in unrealized appreciation (depreciation) on:
Investments	422,222
Futures	143,644
Options written	469,916
Forward rate agreements	240
Swap agreements	482,322
Forward and cross currency contracts	149,139
Foreign currencies	17,288

1,684,771

Net gain (loss) on investments and foreign currency transactions	2,297,227

Net Increase (Decrease) In Net Assets Resulting From Operations	$3,183,700

(a)	Class specific expenses and waivers were as follows:

See Notes to Financial Statements.

60

	Class A	Class C	Class Q	Class Z
Distribution fee	305	604	—	—
Transfer Agency fees and expenses	250	110	20	770
Including affiliated expenses	60	50	10	260
Registration fees	3,500	3,500	44,200	3,800
Management fee waiver and/or expense reimbursement	(5,267)	(4,433)	(376,706)	(14,106)

See Notes to Financial Statements.

Prudential Global Absolute Return Bond Fund	61

Statement of Changes in Net Assets

	Year Ended October 31, 2017	November 3, 2015* through October 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$886,473	$794,055
Net realized gain (loss) on investments and foreign currency transactions	612,456	(298,053)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	1,684,771	549,368

Net increase (decrease) in net assets resulting from operations	3,183,700	1,045,370

Dividends and Distributions
Dividends from net investment income
Class A	(5,510)	(279)
Class C	(2,488)	(211)
Class Q	(1,409,951)	(536,588)
Class Z	(37,060)	(1,198)

	(1,455,009)	(538,276)

Tax return of capital distributions
Class A	—	(336)
Class C	—	(254)
Class Q	—	(646,858)
Class Z	—	(1,444)

	—	(648,892)

Fund share transactions
Net proceeds from shares sold	2,927,030	25,176,978
Net asset value of shares issued in reinvestment of dividends and distributions	1,453,555	1,187,135
Cost of shares reacquired	(165,337)	—

Net increase (decrease) in net assets from Fund share transactions	4,215,248	26,364,113

Total increase (decrease)	5,943,939	26,222,315

Net Assets:
Beginning of year	26,222,315	—

End of year(a)	$32,166,254	$26,222,315

(a) Includes undistributed net investment income of:	$113,383	$106,057

*	Commencement of operations.

See Notes to Financial Statements.

62

Notes to Financial Statements

Prudential Investment Portfolios 3 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust was established as a Delaware Business Trust on January 28, 2000. The Trust operates as a series company. The Trust currently consisted of six funds: Prudential Global Absolute Return Bond Fund, Prudential Jennison Focused Growth Fund (formerly, Prudential Jennison Select Growth Fund), Prudential QMA Strategic Value Fund and Prudential Unconstrained Bond Fund which are diversified funds and Prudential QMA Global Tactical Allocation Fund and Prudential Real Assets Fund which are non-diversified funds. These financial statements relate to Prudential Global Absolute Return Bond Fund (the “Fund”).

The investment objective of the Fund is to seek positive returns over the long term, regardless of market conditions.

1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or “the Manager”) (formerly known as Prudential Investments LLC). Under the current valuation procedures, the Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments.

Prudential Global Absolute Return Bond Fund	63

Notes to Financial Statements (continued)

Derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing recent transaction prices for identical or comparable securities. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price are classified as Level 3 in the fair value hierarchy.

OTC derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing OTC derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the

64

present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated OTC derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain OTC derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Trustees of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Prudential Global Absolute Return Bond Fund	65

Notes to Financial Statements (continued)

Connecticut Avenue Securities (CAS) and Structured Agency Credit Risk (STACR): The Fund purchased government controlled Fannie Mae and Freddie Mac securities that transfer most of the cost of defaults to private investors including the Fund. These are insurance-like products that are called CAS by Fannie Mae and STACR securities by Freddie Mac. Payments on the securities are based primarily on the performance of a reference pool of underlying mortgages. With such securities, the Fund could lose some or all of its principal if the underlying mortgages experience credit defaults.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign

66

currency exchange rates on its foreign portfolio holdings or specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation (depreciation) on investments and foreign currencies. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: The Fund purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Fund may also use options to gain additional market exposure. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser or an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

Prudential Global Absolute Return Bond Fund	67

Notes to Financial Statements (continued)

When the Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Bank Loans: The Fund may invest in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. The Fund may acquire interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, the Fund generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with

68

that loan. Under a bank loan participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Forward Rate Agreements: Forward rate agreements represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount on a fixed future date. The Fund entered into forward rate agreements to gain yield exposure based on anticipated market conditions at the specified termination date of the agreement.

Swap Agreements: The Fund may enter into credit default, interest rate and other types of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation (depreciation) on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. Any upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed-rate payments and to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Inflation Swaps: The Fund entered into inflation swap agreements to protect against fluctuations in inflation rates. Inflation swaps are characterized by one party paying a fixed rate in exchange for a floating rate that is derived from an inflation index, such as the Consumer Price Index or UK Retail Price Index. Inflation swaps subject the Fund to interest rate risk.

Prudential Global Absolute Return Bond Fund	69

Notes to Financial Statements (continued)

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted

70

market prices and resulting values serve as indicators of the current status of the payment/performance risk. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency Swaps: The Fund entered into currency swap agreements primarily to gain yield exposure on foreign bonds. Currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates.

Total Return Swaps: In a total return swap, one party would receive payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pay a fixed amount. The Fund is subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. The Fund entered into total return swaps to manage its exposure to a security or an index. The Fund’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in the Fund’s favor, from the point of entering into the contract.

Master Netting Arrangements: The Trust, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Trust, on behalf of the Fund, is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty.

Prudential Global Absolute Return Bond Fund	71

Notes to Financial Statements (continued)

Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of October 31, 2017, the Fund has not met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, forward rate agreements, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Payment-In-Kind: The Fund may invest in the open market or receive pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities

72

loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Concentration of Risk: The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Fund to meet their obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include Distribution fees and Distribution fee waivers, and effective August 1, 2017, Transfer Agent’s fees and expenses, Registration fees and Management fee waivers. Prior to August 1, 2017 Transfer Agent’s fees and expenses, Registration fees and Management fee waivers were not designated as class specific expenses and were allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income

Prudential Global Absolute Return Bond Fund	73

Notes to Financial Statements (continued)

tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income monthly and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Trust, on behalf of the Fund, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PGIM Investments has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Fixed Income unit. The subadvisory agreement provides that PGIM, Inc. will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PGIM, Inc. is obligated to keep certain books and records of the Fund. PGIM Investments pays for the services of PGIM, Inc., the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PGIM Investments is accrued daily and payable monthly, at an annual rate of .85% of the Fund’s average daily net assets up to and including $2.5 billion, .825% of the next $2.5 billion and .80% of average daily net assets in excess of $5 billion. The effective management fee rate before any waivers and/or expense reimbursement was .85% for the year ended October 31, 2017. The management fee amount waived exceeded the management fee for the year ended October 31, 2017.

PGIM Investments has contractually agreed through February 28, 2018 to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees, taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, underlying funds, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales) of each class of shares of the Fund to .95% of the Fund’s average daily net assets. Expenses waived/reimbursed by the Manager in accordance with this

74

agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, Class C, Class Q and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q and Class Z shares of the Fund.

Pursuant to the Distribution plans, the Fund compensates PIMS for distribution related activities at an annual rate of .25% and 1% of the average daily net assets of the Class A and C shares, respectively.

PIMS has advised the Fund that it has not received any front-end sales charges resulting from sales of Class A shares, during the year ended October 31, 2017. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to sales persons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended October 31, 2017, it has not received any contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively.

PGIM Investments, PGIM, Inc. and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the reporting period ended October 31, 2017 no such transactions were entered into by the Fund.

The Fund may invest its overnight sweep cash in the Prudential Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the Prudential Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential

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Notes to Financial Statements (continued)

Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. For the reporting period ended October 31, 2017, PGIM, Inc. was compensated $392 by PGIM Investments for managing the Fund’s securities lending cash collateral as subadviser to the Money Market Fund. Earnings from the Core Fund and Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2017 were $13,841,383 and $12,277,138, respectively.

On June 14, 2017, GenOn Energy, Inc. and its subsidiaries filed for bankruptcy under Chapter 11. In connection with the Chapter 11 plan of reorganization (the “GenOn Reorganization Plan”) GenOn Energy, Inc. and its subsidiaries will issue a 144A high yield bond offering for the exit financing of the bankruptcy. As part of the GenOn Reorganization Plan and restructuring of the existing bond, PGIM, Inc. has agreed to participate in a backstop commitment of $246,000 for the new bond offering. Under the commitment agreement, the Fund will be obligated to purchase all of the unsubscribed shares of the bond offering. The Fund has received a backstop fee of $12,300 in conjunction with this commitment. As of November 17, 2017, the commitment agreement has been terminated and PGIM, Inc. will not be obligated to purchases any unsubscribed shares of the bond offering.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment and foreign currency transactions. For the year ended October 31, 2017, the adjustments were to increase undistributed net investment income and increase accumulated net realized loss on investment and foreign currency transactions by $575,862 due to differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies, swaps and other book to tax differences. Net investment income, net realized gain (loss) on investments and foreign currency transactions and net assets were not affected by this change.

For the year ended October 31, 2017, the tax character of dividends paid by the Fund were $1,455,009 of ordinary income. For the period ended October 31, 2016, the tax character of dividends paid by the Fund were $538,276 of ordinary income and $648,892 of tax return of capital.

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As of October 31, 2017, the Fund’s accumulated undistributed earnings on a tax basis were $198,761 of ordinary income and $246,693 of long-term capital gains.

The United States federal income tax basis of the fund’s investments and the net unrealized appreciation as of October 31, 2017 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$29,904,506	$3,409,798	$(1,614,724)	$1,795,074

The differences between book basis and tax basis were primarily attributable to deferred losses on wash sales and other cost basis differences between financial and tax accounting.

For federal income tax purposes, the Fund utilized approximately $47,000 of its capital loss carryforward to offset capital gains during the year ended October 31, 2017.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital

The Fund offers Class A, Class C, Class Q and Class Z shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Q and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value per share, divided into four classes, designated Class A, Class C, Class Q and Class Z.

As of October 31, 2017, Prudential, through its affiliate entities, including affiliated funds, owned 1,098 shares of Class A, 1,083 shares of Class C and 2,759,558 shares of Class Q of the Fund. At reporting period end, two shareholders of record held 96% of the Fund’s outstanding shares on behalf of multiple beneficial owners, of which 91% were held by an affiliate of Prudential.

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Notes to Financial Statements (continued)

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended October 31, 2017:
Shares sold	35,338	$367,497
Shares issued in reinvestment of dividends and distributions	530	5,507
Shares reacquired	(26)	(270)

Net increase (decrease) in shares outstanding	35,842	$372,734

Period ended October 31, 2016*:
Shares sold	1,713	$16,947
Shares issued in reinvestment of dividends and distributions	62	609

Net increase (decrease) in shares outstanding	1,775	$17,556

Class C
Year ended October 31, 2017:
Shares sold	10,825	$109,647
Shares issued in reinvestment of dividends and distributions	220	2,254
Shares reacquired	(6,408)	(66,191)

Net increase (decrease) in shares outstanding	4,637	$45,710

Period ended October 31, 2016*:
Shares sold	2,010	$20,050
Shares issued in reinvestment of dividends and distributions	48	465

Net increase (decrease) in shares outstanding	2,058	$20,515

Class Q
Year ended October 31, 2017:
Shares issued in reinvestment of dividends and distributions	138,512	$1,409,926
Shares reacquired+	(1,091)	(11,421)

Net increase (decrease) in shares outstanding	137,421	$1,398,505

Period ended October 31, 2016*:
Shares sold	2,501,000	$25,009,604
Shares issued in reinvestment of dividends and distributions	121,137	1,183,434

Net increase (decrease) in shares outstanding	2,622,137	$26,193,038

Class Z
Year ended October 31, 2017:
Shares sold	235,453	$2,449,886
Shares issued in reinvestment of dividends and distributions	3,439	35,868
Shares reacquired+	(8,332)	(87,455)

Net increase (decrease) in shares outstanding	230,560	$2,398,299

Period ended October 31, 2016*:
Shares sold	13,315	$130,377
Shares issued in reinvestment of dividends and distributions	267	2,627

Net increase (decrease) in shares outstanding	13,582	$133,004

*	Commencement of operations was November 3, 2015.
+	Includes affiliated redemptions of 1,091 shares with a value of $11,417 for Class Q shares and 1,092 shares with a value of $11,417 for Class Z shares, respectively.

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7. Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 5, 2017 through October 4, 2018. The Funds pay an annualized commitment fee of .15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 5, 2017, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .15% of the unused portion of the SCA. The interest on borrowings under the SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund did not utilize the SCA during the reporting period ended October 31, 2017.

Prudential Global Absolute Return Bond Fund	79

Financial Highlights

Class A Shares
	Year Ended October 31, 2017	November 3, 2015(f) through October 31, 2016
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.93	$10.00
Income (loss) from investment operations:
Net investment income (loss)	.27	.29
Net realized and unrealized gain (loss) on investments	.86	.08
Total from investment operations	1.13	.37
Less Dividends and Distributions:
Dividends from net investment income	(.50)	(.19)
Tax return of capital distributions	-	(.25)
Total dividends and distributions	(.50)	(.44)
Net asset value, end of period	$10.56	$9.93
Total Return(a)	11.69%	3.86%

Ratios/Supplemental Data:
Net assets, end of period (000)	$397	$18
Average net assets (000)	$122	$13
Ratios to average net assets(c):
Expense after waivers and/or expense reimbursement	1.20%	1.20%	(d)
Expense before waivers and/or expense reimbursement	5.51%	3.93%	(d)
Net investment income (loss)	2.60%	2.99%	(d)
Portfolio turnover rate	63%	34%	(e)

(a)	Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Calculated based on average shares outstanding during the period.
(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Annualized.
(e)	Not annualized.
(f)	Commencement of operations.

See Notes to Financial Statements.

80

Class C Shares
	Year Ended October 31, 2017	November 3, 2015(f) through October 31, 2016
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.93	$10.00
Income (loss) from investment operations:
Net investment income (loss)	.21	.22
Net realized and unrealized gain (loss) on investments	.82	.08
Total from investment operations	1.03	.30
Less Dividends and Distributions:
Dividends from net investment income	(.42)	(.17)
Tax return of capital distributions	-	(.20)
Total dividends and distributions	(.42)	(.37)
Net asset value, end of period	$10.54	$9.93
Total Return(a)	10.65%	3.13%

Ratios/Supplemental Data:
Net assets, end of period (000)	$71	$20
Average net assets (000)	$60	$12
Ratios to average net assets(c):
Expense after waivers and/or expense reimbursement	1.95%	1.95%	(d)
Expense before waivers and/or expense reimbursement	9.28%	4.92%	(d)
Net investment income (loss)	2.05%	2.22%	(d)
Portfolio turnover rate	63%	34%	(e)

(a)	Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Calculated based on average shares outstanding during the period.
(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Annualized.
(e)	Not annualized.
(f)	Commencement of operations.

See Notes to Financial Statements.

Prudential Global Absolute Return Bond Fund	81

Financial Highlights (continued)

Class Q Shares
	Year Ended October 31, 2017	November 3, 2015(f) through October 31, 2016
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.93	$10.00
Income (loss) from investment operations:
Net investment income (loss)	.32	.31
Net realized and unrealized gain (loss) on investments	.82	.08
Total from investment operations	1.14	.39
Less Dividends and Distributions:
Dividends from net investment income	(.52)	(.21)
Tax return of capital distributions	-	(.25)
Total dividends and distributions	(.52)	(.46)
Net asset value, end of period	$10.55	$9.93
Total Return(a)	11.86%	4.12%

Ratios/Supplemental Data:
Net assets, end of period (000)	$29,120	$26,049
Average net assets (000)	$27,313	$24,926
Ratios to average net assets(c):
Expense after waivers and/or expense reimbursement	.95%	.95%	(d)
Expense before waivers and/or expense reimbursement	2.33%	2.61%	(d)
Net investment income (loss)	3.15%	3.19%	(d)
Portfolio turnover rate	63%	34%	(e)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Calculated based on average shares outstanding during the period.
(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Annualized.
(e)	Not annualized.
(f)	Commencement of operations.

See Notes to Financial Statements.

82

Class Z Shares
	Year Ended October 31, 2017	November 3, 2015(f) through October 31, 2016
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.94	$10.00
Income (loss) from investment operations:
Net investment income (loss)	.29	.33
Net realized and unrealized gain (loss) on investments	.86	.07
Total from investment operations	1.15	.40
Less Dividends and Distributions:
Dividends from net investment income	(.53)	(.19)
Tax return of capital distributions	-	(.27)
Total dividends and distributions	(.53)	(.46)
Net asset value, end of period	$10.56	$9.94
Total Return(a)	11.85%	4.22%

Ratios/Supplemental Data:
Net assets, end of period (000)	$2,578	$135
Average net assets (000)	$784	$52
Ratios to average net assets(c):
Expense after waivers and/or expense reimbursement	.95%	.95%	(d)
Expense before waivers and/or expense reimbursement	2.75%	3.26%	(d)
Net investment income (loss)	2.78%	3.37%	(d)
Portfolio turnover rate	63%	34%	(e)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Calculated based on average shares outstanding during the period.
(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Annualized.
(e)	Not annualized.
(f)	Commencement of operations.

See Notes to Financial Statements.

Prudential Global Absolute Return Bond Fund	83

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 3:

We have audited the accompanying statement of assets and liabilities of Prudential Global Absolute Return Bond Fund (the “Fund”), a series of Prudential Investment Portfolios 3, including the schedule of investments, as of October 31, 2017, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and the period from November 3, 2015 (commencement of operations) to October 31, 2016. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2017, and the results of its operations, the changes in its net assets and the financial highlights for the years or periods described in the first paragraph, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 18, 2017

84

Federal Income Tax Information (unaudited)

For the year ended October 31, 2017, the Fund reports the maximum amount allowable but not less than 32.97% as interest related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2018, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of dividends received by you in calendar year 2017.

Prudential Global Absolute Return Bond Fund	85

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Funds is set forth below. Board Members who are not deemed to be “interested persons” of the Funds, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Funds are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Funds.

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (59) Board Member Portfolios Overseen: 89	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (65) Board Member Portfolios Overseen: 89	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (65) Board Member Portfolios Overseen: 89	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Global Absolute Return Bond Fund

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Barry H. Evans (57)± Board Member Portfolios Overseen: 89	Retired; Formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer-Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (2011-present); Director, Manulife Asset Management Limited (2015-present); Formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); Formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).
Keith F. Hartstein (61) Board Member & Independent Chair Portfolios Overseen: 89	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Laurie Simon Hodrick (55)± Board Member Portfolios Overseen: 89	A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (since 1996); Visiting Professor of Law and Rock Center for Corporate Governance Fellow, Stanford Law School (since 2015); Visiting Fellow, Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); Formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008); Formerly Director/Trustee, Merrill Lynch Investment Managers Funds (1999-2006).	Independent Director, Corporate Capital Trust (since April 2017) (a business development company).
Michael S. Hyland, CFA (72) Board Member Portfolios Overseen: 89	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.

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Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Richard A. Redeker (74) Board Member & Independent Vice Chair9 Portfolios Overseen: 87	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (74) Board Member Portfolios Overseen: 89	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Frontline Medical Communications (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

± Mr. Evans and Ms. Hodrick joined the Board effective as of September 1, 2017.

Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (55) Board Member & President Portfolios Overseen: 89	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.

Prudential Global Absolute Return Bond Fund

Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Scott E. Benjamin (44) Board Member & Vice President Portfolios Overseen: 89	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (58) Board Member Portfolios Overseen: 88	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A. and Sun National Bank

* Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

(1) The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Barry H. Evans, 2017; Keith F. Hartstein, 2013; Laurie Simon Hodrick, 2017; Michael S. Hyland, 2008; Richard A. Redeker, 2003; Stephen G. Stoneburn, 2000; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

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Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (62) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (42) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (59) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PGIM Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (59) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (43) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005

Prudential Global Absolute Return Bond Fund

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Andrew R. French (54) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Charles H. Smith (44) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since 2016
M. Sadiq Peshimam (53) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of PGIM Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (59) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (50) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (56) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (49) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the Prudential Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of Prudential Global Absolute Return Bond Fund (the “Fund”)1 consists of twelve individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”), the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”), which provides subadvisory services to the Fund through its PGIM Fixed Income unit, and the Fund’s sub-subadvisory agreement with PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees,2 met on June 6-8, 2017 and approved the renewal of the agreements through July 31, 2018, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and PGIM Fixed Income. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, PGIM Fixed Income and PGIML, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to

[1]	Prudential Global Absolute Return Bond Fund is a series of Prudential Investment Portfolios 3.
[2]	Barry H. Evans and Laurie Simon Hodrick joined the Board effective as of September 1, 2017. Neither Mr. Evans nor Ms. Hodrick participated in the consideration of the renewal of the advisory agreements.

Prudential Global Absolute Return Bond Fund

Approval of Advisory Agreements (continued)

approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 6-8, 2017.

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, between PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, and between PGIM and PGIML, which serves as the Fund’s sub-subadviser pursuant to the terms of a sub-subadvisory agreement with PGIM, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income, and PGIML. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser and sub-subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PGIM Investments’ oversight of the subadviser and sub-subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments senior management on the performance and operations of the subadviser and sub-subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser and sub-subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser and sub-subadviser, to renew the subadvisory and sub-subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Fixed Income, and PGIML, and also considered the qualifications, backgrounds and

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responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Fixed Income’s, and PGIML’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Fixed Income, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income, and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, the subadvisory services provided to the Fund by PGIM Fixed Income, and the sub-subadvisory services provided by PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income, and PGIML under the management, subadvisory and sub-subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments to the Fund during the year ended December 31, 2016 exceeded the management fees paid by the Fund, resulting in an operating loss to PGIM Investments. The Board further noted that the subadviser is affiliated with PGIM Investments and that its profitability is reflected in PGIM Investments’ profitability report. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board considered information provided by PGIM Investments regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies

Prudential Global Absolute Return Bond Fund

Approval of Advisory Agreements (continued)

of scale, if any, may be shared with the Fund in several ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, PGIM Fixed Income and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, and PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-year period ended December 31, 2016. The Board considered that the Fund commenced operations on November 3, 2015 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal period ended October 31, 2016. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

Visit our website at pgiminvestments.com

The mutual funds included in the Peer Universe (the Lipper Alternative Credit Focus Funds Performance Universe), which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. To the extent that PGIM Investments deemed appropriate, and for reasons addressed in detail with the Board, PGIM Investments may have provided supplemental data compiled by Broadridge for the Board’s consideration. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	N/A	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one-year period.
•	The Board noted that the Fund does not yet have a three-year performance record and that, therefore, the subadviser should have more time to develop that record.
•

The Board and PGIM Investments agreed to continue the existing expense cap, which caps the Fund’s annual operating expenses at 0.95% (exclusive of 12b-1 fees and certain other fees) through February 28, 2018.

•

The Board concluded that in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a performance record, and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Global Absolute Return Bond Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.pgiminvestments.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Global Absolute Return Bond Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL GLOBAL ABSOLUTE RETURN BOND FUND

SHARE CLASS	A	C	Q	Z
NASDAQ	PAJAX	PAJCX	PAJQX	PAJZX
CUSIP	74440K645	74440K637	74440K629	74440K611

MF233E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended October 31, 2017 and October 31, 2016, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $110,495 and $107,277 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended October 31, 2017 and October 31, 2016: none.

(c) Tax Fees

For the fiscal years ended October 31, 2017 and October 31, 2016: none.

(d) All Other Fees

For the fiscal years ended October 31, 2017 and October 31, 2016: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits
➢	Seed audits (related to new product filings, as required)
➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
◾ Federal, state and local income tax compliance; and,
◾ Sales and use tax compliance
➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies
➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit
➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments LLC and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended October 31, 2017 and October 31, 2016: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended October 31, 2017 and October 31, 2016 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 –	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 3

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	December 20, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	December 20, 2017

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	December 20, 2017